UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒ Definitive Proxy Statement

☐ Definitive Additional Materials

☐ Soliciting Material Pursuant to §240.14a-12

THE WESTERN UNION COMPANY

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒ No fee required.

☐ Fee paid previously with preliminary materials.

☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

THE WESTERN UNION COMPANY

7001 E. Belleview Avenue
Denver, Colorado 80237

April 2, 2024

DEAR STOCKHOLDER:

You are cordially invited to attend the 2024 Annual Meeting of Stockholders (the “Annual Meeting”) of The Western Union Company (the “Company”), to be held at 8:00 a.m., local time, on Friday, May 17, 2024, at the Company’s headquarters located at 7001 E. Belleview Avenue, Denver, Colorado 80237. The registration desk will open at 7:30 a.m.

The attached notice and Proxy Statement contain details of the business to be conducted at the Annual Meeting. In addition, the Company’s 2023 Annual Report, which is being made available to you along with the Proxy Statement, contains information about the Company and its performance. Directors and certain officers of the Company will be present at the Annual Meeting.

Your vote is important! Whether or not you plan to attend the Annual Meeting, please read the Proxy Statement and then vote at your earliest convenience by telephone, Internet, tablet or smartphone, or request a proxy card to complete, sign, date and return by mail. Using the telephone, Internet, tablet or smartphone voting systems, or mailing your completed proxy card, will not prevent you from voting in person at the Annual Meeting if you are a stockholder of record and wish to do so.

On behalf of the Board of Directors, I would like to express our appreciation for your continued interest in the Company.

Regards, Devin B. McGranahan President, Chief Executive Officer and Director

YOUR VOTE IS IMPORTANT!
PLEASE PROMPTLY VOTE BY TELEPHONE, INTERNET, TABLET OR SMARTPHONE, OR REQUEST A PROXY CARD TO COMPLETE, SIGN, DATE AND RETURN BY MAIL SO THAT YOUR SHARES MAY BE VOTED IN ACCORDANCE WITH YOUR WISHES AND SO THAT THE PRESENCE OF A QUORUM MAY BE ASSURED. YOUR PROMPT ACTION WILL AID THE COMPANY IN REDUCING THE EXPENSE OF PROXY SOLICITATION.

THE WESTERN UNION COMPANY
7001 E. BELLEVIEW AVENUE
DENVER, COLORADO 80237
(866) 405-5012

NOTICE OF 2024 ANNUAL MEETING OF STOCKHOLDERS
NOTICE OF 2024 ANNUAL MEETING OF STOCKHOLDERS
When: May 17, 2024 at 8:00 a.m. Mountain Time	Where: Company Headquarters 7001 E. Belleview Avenue Denver, Colorado 80237	Record Date: March 20, 2024

This summary highlights information contained elsewhere in this Proxy Statement. This summary does not contain all of the information you should consider, and you should read the entire Proxy Statement before voting.

ITEMS OF BUSINESS		BOARD’S RECOMMENDATION	FURTHER INFORMATION
1	Election of Directors named in this Proxy Statement to serve as members of the Company’s Board of Directors until the Company’s 2025 Annual Meeting of Stockholders	FOR each director nominee	Page 15
2	Hold an advisory vote to approve executive compensation	FOR	Page 70
3	Ratify the selection of Ernst & Young LLP as our independent registered public accounting firm for 2024	FOR	Page 72
4	Approve The Western Union Company 2024 Long-Term Incentive Plan (the “2024 Plan”)	FOR	Page 73
5	Transact any other business as may properly come before the Annual Meeting or any postponement or adjournment of the Annual Meeting
ATTENDING THIS MEETING

All stockholders will be required to show valid, government-issued, photo identification or an employee badge issued by the Company. If you own shares as a stockholder of record (a “Registered Holder”), your name will be compared to the list of registered stockholders to verify your share ownership. If you own shares through a broker, agent, or other nominee (a “Beneficial Holder”), you will need to bring evidence of your share ownership, such as your most recent brokerage account statement or a legal proxy from your broker, agent or other nominee. If you do not have valid picture identification and proof that you own Company shares, you will not be admitted to the Annual Meeting. All packages and bags are subject to inspection. Please note that the registration desk will open at 7:30 a.m. Please arrive in advance of the start of the Annual Meeting to allow time for identity verification.

 NOTICE OF 2024 ANNUAL MEETING OF STOCKHOLDERS

WHO CAN ATTEND AND VOTE

Our stockholders of record on March 20, 2024 are entitled to notice of, and to vote at, the Annual Meeting and at any adjournment or postponement that may take place. A list of stockholders entitled to vote at the Annual Meeting will be available for examination during normal business hours by any stockholder for ten days prior to the Annual Meeting at our principal executive offices located at 7001 E. Belleview Avenue, Denver, Colorado 80237.

YOUR VOTE IS EXTREMELY IMPORTANT.

TELEPHONE	INTERNET	BY MAIL	BY TABLET OR SMARTPHONE	IN PERSON
Beneficial Holders call toll free at 1-800-454-8683 Registered Holders call toll free at 1-866-883-3382	Beneficial Holders visit www.proxyvote.com Registered Holders visit www.proxypush.com/WU	Request a paper proxy card to complete, sign, date and return

Beneficial Holders vote your shares online with your tablet or smartphone by scanning the QR code above.

Registered Holders vote your shares online with your tablet or smartphone by scanning the QR code on your Proxy Card.

Attend the Annual Meeting

NOTICE OF 2024 ANNUAL MEETING OF STOCKHOLDERS

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS

The Company’s Proxy Statement and Annual Report to Stockholders are available at www.proxyvote.com or www.proxydocs.com/brokers/WU for Beneficial Holders and www.proxydocs.com/WU for Registered Holders. To access such proxy materials, you will need the control/identification numbers provided to you in your Notice of Internet Availability of Proxy Materials or your Proxy Card.

We appreciate your prompt vote. After reading the Proxy Statement, please vote at your earliest convenience, by telephone, Internet, tablet or smartphone, or request a proxy card to complete, sign, date and return by mail. If you decide to attend the Annual Meeting and would prefer to vote in person by ballot, your proxy will be revoked automatically and only your vote at the Annual Meeting will be counted.

Please note that all votes cast via telephone, Internet, tablet or smartphone must be cast prior to 11:59 p.m., Eastern Time on Thursday, May 16, 2024. For shares held in The Western Union Company Incentive Savings Plan, direction regarding how to vote such shares must be received by mail on or before Tuesday, May 14, 2024, or by telephone, Internet, tablet or smartphone by 11:59 p.m., Eastern Time, on May 14, 2024.

By Order of the Board of Directors

Darren Dragovich

Secretary

April 2, 2024

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PROXY SUMMARY

This summary highlights information contained elsewhere in this Proxy Statement. This summary does not contain all of the information you should consider, and you should read the entire Proxy Statement before voting.

2024 ANNUAL MEETING OF STOCKHOLDERS OF THE WESTERN UNION COMPANY (the “Company,” “Western Union,” “we,” “our,” or “us”)
When: May 17, 2024 at 8:00 a.m. Mountain Time	Where: Company Headquarters 7001 E. Belleview Avenue Denver, Colorado 80237	Record Date: March 20, 2024
MEETING AGENDA AND VOTING MATTERS
ITEM	MANAGEMENT PROPOSALS	BOARD VOTE RECOMMENDATION	PAGE REFERENCE (FOR MORE DETAIL)
1	Election of Directors named in this Proxy Statement to serve as members of the Company’s Board of Directors until the Company’s 2025 Annual Meeting of Stockholders	FOR each director nominee	15
2	Advisory Vote to Approve Executive Compensation	FOR	70
3	Ratify the Selection of Ernst & Young LLP as our independent registered public accounting firm for 2024	FOR	72
4	Approve the 2024 Plan	FOR	73
INFORMATION ABOUT OUR DIRECTOR NOMINEES (PAGE 6)

2024 Proxy Statement  |  i

PROXY SUMMARY

OUR DIRECTOR NOMINEES

Julie M. Cameron-Doe Independent	Martin I. Cole Independent	Suzette M. Deering Independent
Age 54 Director Since 2023	Age 67 Director Since 2015	Age 54 Director Since 2023
Committee(s) • Audit Committee • Compliance Committee	Committee(s) • Compensation and Benefits Committee • Corporate Governance, ESG, and Public Policy Committee	Committee(s) • Compensation and Benefits Committee • Compliance Committee

Betsy D. Holden Independent	Jeffrey A. Joerres Independent	Devin B. McGranahan
Age 68 Director Since 2006	Age 64 Director Since 2015 Chair of the Board	Age 55 Director Since 2021
Committee(s) • Compensation and Benefits Committee • Corporate Governance, ESG, and Public Policy Committee Chair	Committee(s) • None	Committee(s) • None

Michael A. Miles, Jr. Independent	Timothy P. Murphy Independent	Jan Siegmund Independent
Age 62 Director Since 2006	Age 62 Director Since 2020	Age 59 Director Since 2019
Committee(s) • Compensation and Benefits Committee Chair • Corporate Governance, ESG, and Public Policy Committee	Committee(s) • Audit Committee • Compliance Committee Chair	Committee(s) • Audit Committee Chair • Compliance Committee

Angela A. Sun Independent	Solomon D. Trujillo Independent
Age 49 Director Since 2018	Age 72 Director Since 2012
Committee(s) • Audit Committee • Compensation and Benefits Committee	Committee(s) • Audit Committee • Compliance Committee

ii  |  The Western Union Company

PROXY SUMMARY

GOVERNANCE HIGHLIGHTS (PAGE 16)
✓	Annual Election of Directors
✓	Proxy Access
✓	Majority Vote Standard in Uncontested Elections
✓	Stockholder Right to Call Special Meetings at 10% Ownership Threshold
✓	No Stockholder Rights Plan (“Poison Pill”)
✓	No Supermajority Voting Provisions in the Company’s Organizational Documents
✓	Independent Board, Except Our Chief Executive Officer (“CEO”)
✓	Independent Non-Executive Chair
✓	Independent Board Committees
✓	Confidential Stockholder Voting
✓	Board Committee Authority to Retain Independent Advisors
✓	Robust Codes of Conduct
✓	Board Committee Oversight of Environmental, Social, and Governance (“ESG”) Matters
✓	Robust Stock Ownership Guidelines for Senior Executives and Directors
✓	Prohibition Against Pledging and Hedging of Company Stock by Senior Executives and Directors
✓	Regular Stockholder Engagement
CORE COMPONENTS OF 2023 EXECUTIVE COMPENSATION (PAGE 41)
•	Base Salary - Fixed compensation component payable in cash
•	Annual Incentive Awards - Variable compensation component payable in cash based on performance against annually established performance objectives
•	Performance-Based Restricted Stock Units (“PSUs”) - Restricted stock units vest based on the Company’s achievement of financial performance objectives, with a payout modifier based on the Company’s relative total stockholder return (“TSR”) versus the Standard & Poor’s 500 Index (“S&P 500 Index”)
•	Restricted Stock Units (“RSUs”) - RSUs vest in one-third annual increments based on continued service during the vesting period
•	Stock Options - For our CEO, non-qualified stock options granted with an exercise price equal to fair market value on the date of grant that expire ten years after grant and become exercisable in 25% annual increments over a four-year vesting period

2024 Proxy Statement  |  iii

PROXY SUMMARY

KEY FEATURES OF OUR EXECUTIVE COMPENSATION PROGRAM (PAGE 32)
WHAT WE DO

✓

Pay-for-performance and at-risk compensation.

A significant portion of our targeted annual compensation is performance-based and/or subject to forfeiture (“at-risk”), with emphasis on variable pay to reward short- and long-term performance measured against pre-established objectives informed by our Company’s strategy. For 2023, performance-based compensation comprised approximately 76% of the targeted annual compensation for our CEO, and, on average, approximately 55% of the targeted annual compensation for our other named executive officers (“NEOs”). The remaining components of such NEOs’ 2023 targeted annual compensation consisted of base salary and service-based RSUs, with the Compensation and Benefits Committee (the “Compensation Committee”) viewing the service-based RSUs as at-risk as their value fluctuates based on our stock price performance.

✓

Align compensation with stockholder interests.

Performance measures for incentive compensation are linked to the overall performance of the Company and are designed to be aligned with the creation of long-term stockholder value.

✓

Emphasis on future pay opportunity vs. current pay.

Our long-term incentive awards are equity-based, use multi-year vesting provisions to encourage retention, and are designed to align our NEOs’ interests with long-term stockholder interests. For 2023, long-term equity compensation comprised approximately 78% of the targeted annual compensation for our CEO and, on average, approximately 55% of the targeted annual compensation for our other NEOs.

✓

Mix of performance metrics.

The Company utilizes a mix of performance metrics that emphasize both absolute performance goals, which provide the primary links between incentive compensation and the Company’s strategic operating plan and financial results, and a relative payout modifier, which measures the Company’s relative TSR versus the S&P 500 Index.

✓

Stockholder engagement.

The Compensation Committee chair and members of management engage with stockholders regularly to discuss and understand their perceptions or concerns regarding our executive compensation program.

✓

“Clawback” policies.

Pursuant to the Company’s Dodd-Frank Clawback and Forfeiture Policy (the “Dodd-Frank Policy”), the Company is required to recoup certain incentive compensation from covered officers in the event of a financial restatement. In addition, the Company maintains a separate Misconduct Clawback and Forfeiture Policy (the “Misconduct Policy”) which provides that the Company may, in its sole discretion, recoup certain incentive compensation, including time-based equity awards, from covered officers in the event the covered officer engages in compliance misconduct or detrimental conduct, which may include actions that resulted in a financial restatement.

✓

Robust stock ownership guidelines.

We require our executive officers to own a meaningful amount of Company stock to align them with long-term stockholder interests (6x base salary in the case of our CEO and 3x base salary for our other NEOs).

✓

Include ESG metrics in compensation program.

Our annual incentive program incorporates ESG metrics, which qualitatively assess progress towards the Company’s three ESG pillars - Integrity of Global Money Movement, Economic Prosperity, and Diversity, Equity, Inclusion, and Belonging. In addition, our annual incentive program incorporates compliance and leadership metrics.

✓

Multi-year vesting and/or performance periods for long-term incentive awards.

✓

Independent compensation consultant retained by the Compensation Committee.

✓

“Double trigger” severance benefits in the event of a change-in-control.

✓

Maximum payout caps for annual cash incentive compensation and PSUs.

iv  |  The Western Union Company

PROXY SUMMARY

WHAT WE DON’T DO

✘

No repricing or buyout of underwater stock options without stockholder approval.

✘

No change-in-control tax gross ups.

✘

Prohibition against pledging and hedging of Company securities by senior executives and directors.

Please see “Summary of Corporate Governance Practices” for additional details.

✘

No dividends or dividend equivalents are paid on unvested or unearned PSUs or RSUs.

✘

No service-based defined benefit pension plan.

CHIEF EXECUTIVE OFFICER COMPENSATION

The following chart illustrates our CEO pay philosophy of heavily weighting targeted CEO compensation toward variable, performance-based pay elements.

CEO 2023 TOTAL TARGET DIRECT COMPENSATION

Base Salary
Annual Incentive
PSUs
Stock Options
RSUs
8%
14%
46%
16%
16%
Performance-Based Compensation 76%
At-Risk Compensation 92%

2024 Proxy Statement  |  v

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PROXY STATEMENT

The Board of Directors (the “Board of Directors” or the “Board”) of The Western Union Company (“Western Union” or the “Company”) is, on the Company’s behalf, soliciting your proxy to vote at the 2024 Annual Meeting of Stockholders (the “Annual Meeting”) to be held on May 17, 2024 at 8:00 a.m., local time, and any adjournment or postponement of the Annual Meeting. The Annual Meeting will be held at the Company’s Headquarters, 7001 E. Belleview Avenue, Denver, Colorado 80237.

In accordance with U.S. Securities and Exchange Commission (the “SEC”) rules and regulations, instead of mailing a printed copy of our proxy materials to each stockholder of record or beneficial owner, we furnish proxy materials, which include this Proxy Statement and the accompanying Proxy Card, Notice of Meeting, and Annual Report to Stockholders, to our stockholders over the Internet unless otherwise instructed by the stockholder. If you received a Notice of Internet Availability of Proxy Materials by mail and would like to receive a printed copy of our proxy materials, you should follow the instructions for requesting such materials included in the Notice of Internet Availability of Proxy Materials.

The Notice of Internet Availability of Proxy Materials was first mailed on April 2, 2024 to all stockholders of record as of March 20, 2024 (the “Record Date”). The only voting securities of the Company are shares of the Company’s common stock, $0.01 par value per share (the “Common Stock”), of which there were 340,367,279 shares outstanding as of the Record Date. The closing price of the Company’s Common Stock on the Record Date was $13.72 per share.

The Company’s Annual Report to Stockholders, which contains consolidated financial statements for the year ended December 31, 2023 (the “2023 Annual Report”), accompanies this Proxy Statement. You also may obtain a copy of the Company’s Annual Report on Form 10-K for the year ended December 31, 2023 that was filed with the SEC, without charge, by writing to Investor Relations, The Western Union Company, 7001 E. Belleview Avenue, WU-HQ-10, Denver, Colorado 80237, or by calling (866) 405-5012. Requests may also be directed to westernunion.ir@westernunion.com. If you would like to receive a copy of any exhibits listed in the Company’s Annual Report on Form 10-K for the year ended December 31, 2023, please call (866) 405-5012 or submit a request in writing to Investor Relations at the above address, and the Company will provide you with the exhibits upon the payment of a nominal fee (which fee will be limited to the expenses we incur in providing you with the requested exhibits). The Company’s Annual Report on Form 10-K for the year ended December 31, 2023 and these exhibits are also available in the “Investor Relations” section of www.westernunion.com. This Proxy Statement and the 2023 Annual Report are also available on the SEC’s website at sec.gov.

Information on the Company’s website, including our Environmental, Social, and Governance (ESG) Reports and EEO-1 reports, is not incorporated by reference into, and does not form part of, this Proxy Statement.

2024 Proxy Statement  |  1

THE PROXY PROCESS AND STOCKHOLDER VOTING

WHY DID I RECEIVE THESE MATERIALS?

A	Our Board of Directors has made these materials available to you on the Internet or, upon your request, has delivered printed versions of these materials to you by mail, in connection with the Board’s solicitation of proxies for use at our Annual Meeting, which will take place on May 17, 2024, or any adjournment or postponement thereof. Our stockholders are invited to attend the Annual Meeting and are requested to vote on the proposals described in this Proxy Statement.

WHAT DOES IT MEAN IF I RECEIVE MORE THAN ONE NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS OR SET OF PROXY MATERIALS?

A	This means you hold shares of the Company in more than one way. For example, you may own some shares directly as a Registered Holder and other shares through a broker or you may own shares through more than one broker, agent or other nominee (a “broker”). In these situations, you may receive multiple Notices of Internet Availability of Proxy Materials or, if you request proxy materials to be delivered to you by mail, Proxy Cards. It is necessary for you to vote, sign, and return all of the Proxy Cards or follow the instructions for any alternative voting procedure on each of the Notices of Internet Availability of Proxy Materials you receive in order to vote all of the shares you own. If you request proxy materials to be delivered to you by mail, each Proxy Card you receive will come with its own prepaid return envelope; if you vote by mail, make sure you return each Proxy Card in the return envelope that accompanied that Proxy Card.

WHY DID MY HOUSEHOLD RECEIVE ONLY ONE COPY OF THE NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS OR PROXY MATERIALS?

A	In addition to furnishing proxy materials electronically, we take advantage of the SEC’s “householding” rules to reduce the delivery cost of materials. Under such rules, only one Notice of Internet Availability of Proxy Materials or, if you have requested paper copies, only one set of proxy materials is delivered to multiple stockholders sharing an address unless we have received contrary instructions from one or more of the stockholders. If you are a stockholder sharing an address and wish to receive a separate Notice of Internet Availability of Proxy Materials or copy of the proxy materials, you may so request by contacting the Broadridge Householding Department by phone at 1-866-540-7095 or by mail to Broadridge Householding Department, 51 Mercedes Way, Edgewood, NY 11717. A separate copy of the proxy materials will be promptly provided following receipt of your request, and you will receive separate materials in the future. If you currently share an address with another stockholder but are nonetheless receiving separate copies of the materials, you may request delivery of a single copy in the future by contacting the Broadridge Householding Department at the number or address shown above.

DOES MY VOTE MATTER AND WHAT IS A QUORUM?

A	YOUR VOTE MATTERS! We are required to obtain stockholder approval for the election of directors and other important matters. Each share of Common Stock is entitled to one vote and every share voted has the same weight. In order for the Company to obtain the necessary stockholder approval of proposals, a “quorum” of stockholders (a majority of the issued and outstanding shares entitled to vote) must be represented at the Annual Meeting in person or by proxy. If a quorum is not obtained, the Company must adjourn or postpone the Annual Meeting and solicit additional proxies; this is an expensive and time-consuming process that is not in the best interest of the Company or its stockholders. Since few stockholders are able to attend the Annual Meeting in person, voting by proxy is important to obtain a quorum and complete the stockholder vote. See also below “How Many Votes are Required to Approve a Proposal?”

HOW DO I VOTE?

A

   By Telephone or Internet—You may vote your shares via telephone as instructed on the Proxy Card, or the Internet as instructed on the Proxy Card or the Notice of Internet Availability of Proxy Materials. The telephone and Internet procedures are designed to authenticate your identity, to allow you to vote your shares, and confirm that your instructions have been properly recorded. The telephone and Internet voting facilities will close at 11:59 p.m., Eastern Time, on May 16, 2024.

2  |  The Western Union Company

THE PROXY PROCESS AND STOCKHOLDER VOTING

By Mail—If you request or otherwise receive one or more paper Proxy Cards, you may elect to vote by mail. If you elect to do so, you should complete, sign, and date each Proxy Card you receive, indicating your voting preference on each proposal, and return each Proxy Card in the prepaid envelope that accompanied each Proxy Card. If you return a signed and dated Proxy Card but you do not indicate your voting preferences, your shares will be voted in accordance with the recommendations of the Board of Directors. By returning your signed and dated Proxy Card or providing instructions by the alternative voting procedure in time to be received for the Annual Meeting, you authorize Devin McGranahan and Darren Dragovich to act as your proxies (the “Proxies”) to vote your shares of Common Stock as specified.

By Tablet or Smartphone—If you are a Beneficial Holder, you may vote your shares online with your tablet or smartphone by scanning the QR code above. If you are a Registered Holder, you may vote your shares online with your tablet or smartphone by scanning the QR code on your Proxy Card. The ability to vote in this way by tablet or smartphone will expire at 11:59 p.m., Eastern Time, on May 16, 2024.

At the Annual Meeting—Shares held in your name as a Registered Holder may be voted by you in person at the Annual Meeting. Shares held by Beneficial Holders may be voted by you in person at the Annual Meeting only if you obtain a legal proxy from the broker that holds your shares giving you the right to vote the shares, and you bring such proxy to the Annual Meeting. For shares held in The Western Union Company Incentive Savings Plan (the “ISP”), that plan’s trustee will vote such shares as directed. If no direction is given on how to vote such shares to the trustee by mail on or before May 14, 2024 or by Internet, telephone, tablet or smartphone by 11:59 p.m., Eastern Time, on May 14, 2024, the trustee will vote your shares held in that ISP in the same proportion as the shares for which it receives instructions from all other participants in the ISP.
HOW MANY VOTES ARE REQUIRED TO APPROVE A PROPOSAL?

A

The Company’s By-Laws (the “By-Laws”) require that directors be elected by the majority of votes cast with respect to such director in uncontested elections (the number of shares voted “for” a director must exceed the number of votes cast “against” that director with abstentions and broker non-votes not counted as votes “for” or “against”). In a contested election (a situation in which the number of nominees exceeds the number of directors to be elected), the standard for election of directors will be a plurality of the shares represented in person or by proxy at any such meeting and entitled to vote on the election of directors.

The advisory vote to approve executive compensation (Proposal 2), the ratification of Ernst & Young LLP’s selection as independent registered public accounting firm for 2024 (Proposal 3), and the approval of the 2024 Plan (Proposal 4) each require the affirmative vote of a majority of the shares of Common Stock present in person or represented by proxy at the Annual Meeting and entitled to vote thereon. For NYSE purposes, the approval of the 2024 Plan (Proposal 4) requires the affirmative vote of the majority of the votes cast with respect to the approval of the 2024 Plan (the number of shares voted “for” the approval of the 2024 Plan must exceed the number of votes cast “against” the approval of the 2024 Plan with abstentions and broker non-votes not counted as votes “for” or “against”).

WHAT IS THE EFFECT OF NOT VOTING?
A

It depends on how ownership of your shares is registered and the proposal to be voted upon. If you own shares as a Registered Holder, rather than through a broker, your unvoted shares will not be represented at the Annual Meeting and will not count toward the quorum requirement.

If you own shares as a Beneficial Holder through a broker and do not give voting instructions to your broker, your broker may represent your shares at the meeting for purposes of obtaining a quorum by voting on “routine matters” as further described in the answer to the following question, but will not be able to vote on any “non-routine” matter without your instruction.

2024 Proxy Statement  |  3

THE PROXY PROCESS AND STOCKHOLDER VOTING

IF I DON’T VOTE, WILL MY BROKER VOTE FOR ME? WHICH MATTERS ARE CONSIDERED “ROUTINE”?

A

If you own your shares as a Beneficial Holder through a broker and you don’t vote, your broker may vote your shares in its discretion on some “routine matters.” With respect to other proposals, however, your broker may not vote your shares for you. With respect to these proposals, the aggregate number of unvoted shares is reported as the “broker non-vote.” A “broker non-vote” share will not affect the determination of whether the matter is approved. The Company believes that the proposal to ratify Ernst & Young LLP’s selection as independent registered public accounting firm for 2024 (Proposal 3) set forth in this Proxy Statement is the only routine matter to be presented at the Annual Meeting on which brokers will be permitted to vote shares on your behalf, even without voting instructions. If your broker votes these shares on your behalf, your shares will be counted as present for purposes of establishing a quorum at the Annual Meeting.

Other than Proposal 3, the Company believes that all proposals set forth in this Proxy Statement are not considered routine matters and brokers will not be able to vote on behalf of their clients if no voting instructions have been furnished. Please give your broker voting instructions on all proposals to ensure your shares are represented in the vote.

HOW ARE ABSTENTIONS TREATED?

A	Whether you own your shares as a Registered Holder or as a Beneficial Holder, abstentions are counted toward the quorum requirement and have the same effect as votes “against” a proposal, other than the proposal to elect directors (Proposal 1), on which they have no effect. However, as noted above, for NYSE purposes only, the approval of the 2024 Plan (Proposal 4) requires the affirmative vote of the majority of the votes cast with respect to the approval of the 2024 Plan (the number of shares voted “for” the approval of the 2024 Plan must exceed the number of votes cast “against” the approval of the 2024 Plan with abstentions and broker non-votes not counted as votes “for” or “against”).

IF I OWN MY SHARES THROUGH A BROKER, HOW IS MY VOTE RECORDED?

A	Brokers typically own shares of Common Stock for many stockholders. In this situation, the Registered Holder on the Company’s stock register is the broker. This often is referred to as holding shares in “Street Name.” The Beneficial Holders of such shares do not appear in the Company’s stockholder register. If you hold your shares in Street Name, and elect to vote via telephone, Internet, tablet or smartphone, your vote will be submitted to your broker. If you request paper Proxy Cards and elect to vote by mail, the accompanying return envelope is addressed to return your executed Proxy Card with voting instructions to your broker. Shortly before the Annual Meeting, each broker will total the votes submitted by telephone, Internet, tablet or smartphone or mail by the Beneficial Holders for whom it holds shares and submit a Proxy Card reflecting the aggregate votes of such Beneficial Holders. If you would like to vote at the Annual Meeting see “How Do I Vote? – At the Annual Meeting” above.

IS MY VOTE CONFIDENTIAL?

A	In accordance with the Company’s Corporate Governance Guidelines, the vote of any stockholder will not be revealed to anyone other than a non-employee tabulator of votes or an independent election inspector (the “Inspector of Election”), except (i) as necessary to meet applicable legal and stock exchange listing requirements, (ii) to assert claims for or defend claims against the Company, (iii) to allow the Inspector of Election to certify the results of the stockholder vote, (iv) in the event a proxy, consent, or other solicitation in opposition to the voting recommendation of the Board of Directors takes place, (v) if a stockholder has requested that his or her vote be disclosed, or (vi) to respond to stockholders who have written comments on Proxy Cards.

CAN I REVOKE MY PROXY AND CHANGE MY VOTE?

A	Yes. You have the right to revoke your proxy at any time prior to the time your shares are voted. If you are a Registered Holder, your proxy can be revoked in several ways: (i) by delivery of a written revocation to the Corporate Secretary, The Western Union Company, 7001 E. Belleview Avenue, Denver, Colorado 80237, by 11:59 p.m., Eastern Time, on May 16, 2024, (ii) by timely submission of another valid proxy bearing a later date (including through any alternative voting procedure described on the Notice of Internet Availability of Proxy Materials or Proxy Card), or (iii) by attending the Annual Meeting and giving the Inspector of Election notice that you intend to vote your shares in person. If your shares are held by a broker, you must contact your broker to receive instructions on how to revoke your proxy. See “How do I Vote?” above for additional information about how to timely submit another proxy.

4  |  The Western Union Company

THE PROXY PROCESS AND STOCKHOLDER VOTING

WILL ANY OTHER BUSINESS BE TRANSACTED AT THE MEETING? IF SO, HOW WILL MY PROXY BE VOTED?

A	Management does not know of any business to be transacted at the Annual Meeting other than those matters described in this Proxy Statement. The period specified in the Company’s By-Laws for submitting additional proposals to be considered at the Annual Meeting has passed and there are no such proposals to be considered. However, should any other matters properly come before the Annual Meeting, and any adjournments and postponements thereof, shares with respect to which voting authority has been granted to the Proxies will be voted by the Proxies in accordance with their judgment.

WHO COUNTS THE VOTES?

A	Votes will be counted and certified by the Inspector of Election, who is an employee of Equiniti Trust Company, the Company’s Transfer Agent and Registrar (“Equiniti”). If you are a Registered Holder, your telephone, Internet, tablet, or smartphone vote is submitted, or your executed Proxy Card is returned, directly to Equiniti for tabulation. As noted above, if you hold your shares as a Beneficial Holder, your broker returns a single Proxy Card to Equiniti on behalf of its clients.
HOW MUCH DOES THE PROXY SOLICITATION COST?

A	The Company has engaged the firm of MacKenzie Partners, Inc., 1407 Broadway, New York, NY 10018, to assist in distributing and soliciting proxies for a fee of approximately $20,000, plus expenses. However, the proxy solicitor fee is only a small fraction of the total cost of the proxy process. A significant expense in the proxy process is printing and mailing the proxy materials. The Company will also reimburse brokers, fiduciaries, and custodians for their costs in forwarding proxy materials to Beneficial Holders of our Common Stock. Proxies also may be solicited on behalf of the Company by directors, officers, or employees of the Company in person or by mail, telephone, email, or facsimile transmission. No additional compensation will be paid to such directors, officers, or employees for soliciting proxies. The Company will bear the entire cost of solicitation of proxies, including the preparation, assembly, printing, and mailing of the Notice of Internet Availability of Proxy Materials, and this Proxy Statement and the accompanying Proxy Card, Notice of Meeting, and 2023 Annual Report.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS

The Company’s Proxy Statement and 2023 Annual Report are available at www.proxyvote.com or www.proxydocs.com/brokers/WU for Beneficial Holders and www.proxydocs.com/WU for Registered Holders. To access such materials, you will need the control/identification numbers provided to you in your Notice of Internet Availability of Proxy Materials or your Proxy Card.

2024 Proxy Statement  |  5

BOARD OF DIRECTORS INFORMATION

In accordance with applicable Delaware law, the business of the Company is managed under the direction of its Board of Directors. Pursuant to the Company’s Charter, the Board of Directors is to consist of not less than one nor more than 15 directors. All directors’ terms will expire at the Annual Meeting. At the Annual Meeting, director nominees will stand for election for one-year terms, expiring at the 2025 Annual Meeting of Stockholders.

The Board currently consists of eleven directors. The Board selects director nominees on the basis of experience, integrity, skills, diversity, ability to make independent analytical inquiries, understanding of the Company’s business environment, and willingness to devote adequate time to Board duties, all in the context of an assessment of the perceived needs of the Board at a given point in time. In addition to the individual attributes of each of the directors described above, the Company highly values the collective business experience and qualifications of the directors. We believe that the diversity of experiences, viewpoints, and perspectives of our directors result in a Board with the commitment and energy to advance the interests of our stockholders.
At the Annual Meeting, Julie M. Cameron-Doe and Suzette M. Deering will stand for election by our stockholders for the first time. Each of Mses. Cameron-Doe and Deering were first identified as candidates for the Board by a third-party executive search firm.

During 2023, the Board of Directors met 6 times (not including committee meetings). Each of the directors attended at least 75% of the aggregate number of meetings of the Board and Board committees on which they served during 2023. More information regarding our director nominees is provided below.

CFO Experience Financial Literacy Eligible for Audit Committee Financial Expert Regulated Industry/ Government Global Operational Experience	JULIE M. CAMERON-DOE
	Chief Financial Officer of Wynn Resorts, Limited
	Age	54	Committee(s)	Audit Committee, Compliance Committee
	Director Since	2023	Term Expires	2024
	Other Public Directorship	Wynn Macau, Limited

PRINCIPAL OCCUPATION, BUSINESS EXPERIENCE, AND DIRECTORSHIPS

Ms. Cameron-Doe serves as Chief Financial Officer of Wynn Resorts, Limited, a luxury hotel and casino operator, a position she has held since 2022. Previously, she served as Chief Financial Officer of Aristocrat Leisure Limited, a leading gaming manufacturer, from 2018 to 2022 and was Group General Manager-Finance at Aristocrat Leisure Limited from 2013 to 2018. Prior to that, Ms. Cameron-Doe held various financial leadership roles at entertainment and e-commerce companies in the United Kingdom and Australia. Ms. Cameron-Doe currently serves on the Board of Directors for Wynn Macau, Limited, a public company listed on the Hong Kong Stock Exchange and an indirect majority owned subsidiary of Wynn Resorts, Limited.

EXPERIENCE, QUALIFICATIONS, ATTRIBUTES, AND SKILLS SUPPORTING DIRECTORSHIP POSITION ON THE COMPANY’S BOARD

Ms. Cameron-Doe brings to the Board experience as a financial leader in publicly and privately held international businesses gained through service as a chief financial officer of a large, U.S.-based luxury hotel and casino operator and an international developer and manufacturer of consumer gaming products.

6  |  The Western Union Company

BOARD OF DIRECTORS INFORMATION

CEO Experience Regulated Industry/ Government Financial Literacy Emerging Markets Global Operational Experience	MARTIN I. COLE
	Former Chair of the Board and Interim CEO of Cloudera, Inc.
	Age	67	Committee(s)	Compensation and Benefits Committee, Corporate Governance, ESG, and Public Policy Committee
	Director Since	2015	Term Expires	2024
	Other Public Directorship	Western Digital Corporation

PRINCIPAL OCCUPATION, BUSINESS EXPERIENCE, AND DIRECTORSHIPS

Mr. Cole served as Chair of the Board of Magnitude Software Inc., a provider of enterprise application data integration and analytics solutions to businesses from 2020 to 2021 and served as its Interim Chief Executive Officer in 2020. Previously, Mr. Cole served as the Chair of the Board of Directors and Interim Chief Executive Officer of Cloudera, Inc., an enterprise data cloud company from 2019 to 2020, and served as a director of Cloudera, Inc. from 2014 to 2020. Prior to that, Mr. Cole served as Chief Executive of the Technology Group at Accenture plc (“Accenture”), a professional services company, from 2012 until his retirement from Accenture in 2014. During his career at Accenture, Mr. Cole also served as the Chief Executive of the Communications, Media & Technology Operating Group from 2006 to 2012, Chief Executive of the Government Operating Group from 2004 to 2006, Managing Partner of the Outsourcing and Infrastructure Delivery Group from 2002 to 2004 and Partner in the Outsourcing and Government Practices Group from 1989 to 2002. Mr. Cole joined Accenture in 1980. Mr. Cole has served as a director of Western Digital Corporation since 2014.

EXPERIENCE, QUALIFICATIONS, ATTRIBUTES, AND SKILLS SUPPORTING DIRECTORSHIP POSITION ON THE COMPANY’S BOARD

Mr. Cole brings to the Board experience as a former chief executive and chair of the board of directors of an enterprise data cloud company and a provider of enterprise application data integration and analytics solutions, and as a former executive officer of a multinational management consulting, technology services, and outsourcing company, leading various practice groups, including: outsourcing and infrastructure; communications, media, and technology; and government services and technology. Mr. Cole also brings to the Board his experience as a member of the board of directors of a large multinational manufacturer of computer storage products and solutions and a software company.

CEO Experience Financial Literacy Global Operational Experience	SUZETTE M. DEERING
	Founder of The Grit Advisory and Former Global Chief Marketing Officer of Ford Motor Company
	Age	54	Committee(s)	Compensation and Benefits Committee, Compliance Committee
	Director Since	2023	Term Expires	2024
	Other Public Directorship	None

PRINCIPAL OCCUPATION, BUSINESS EXPERIENCE, AND DIRECTORSHIPS

Ms. Deering is the founder of The Grit Advisory, a marketing advisory company she formed in May 2023 and currently sits as an advisor for McKinsey & Company. Prior to that, she served as Global Chief Marketing Officer of Ford Motor Company, an automobile manufacturing and selling company, from 2021 through 2022. Previously, she served as Vice President and Global Chief Marketing Officer of eBay, a global e-commerce company during 2020 and was Chief Marketing Officer of eBay’s North America business from 2015 to 2020. Ms. Deering was Chief Executive Officer of Moxie, a marketing agency, from 2012 to 2015 and held various leadership roles at Home Depot and Verizon Communications from 1998 to 2011.

EXPERIENCE, QUALIFICATIONS, ATTRIBUTES, AND SKILLS SUPPORTING DIRECTORSHIP POSITION ON THE COMPANY’S BOARD

Ms. Deering brings to the Board experience as a former chief marketing officer of large, U.S.-based global companies that manufacture and deliver consumer products around the world and provide global e-commerce services. She also brings to the Board experience as a former chief executive officer of a marketing agency.

2024 Proxy Statement  |  7

BOARD OF DIRECTORS INFORMATION

CEO Experience Regulated Industry/Government Financial Literacy Emerging Markets Global Operational Experience	BETSY D. HOLDEN
	Former Senior Advisor to McKinsey & Company and Former Co-CEO of Kraft Foods Inc.
	Age	68	Committee(s)	Compensation and Benefits Committee, Corporate Governance, ESG, and Public Policy Committee Chair
	Director Since	2006	Term Expires	2024
	Other Public Directorships	Dentsply Sirona Inc., NNN Reit, Inc. (formerly known as National Retail Properties, Inc.), and Kenvue Inc.

PRINCIPAL OCCUPATION, BUSINESS EXPERIENCE, AND DIRECTORSHIPS

Ms. Holden served as Senior Advisor to McKinsey & Company, a global management consulting company, from 2007 to 2020 leading strategy, marketing and board effectiveness initiatives for consumer goods, healthcare, and financial services clients. Prior to that, Ms. Holden spent 25 years in marketing and line positions in consumer goods. Ms. Holden served as President, Global Marketing and Category Development of Kraft Foods Inc. from 2004 to 2005, Co-Chief Executive Officer of Kraft Foods Inc. from 2001 to 2003, and President and Chief Executive Officer of Kraft Foods North America from 2000 to 2003. Ms. Holden began her career at General Foods in 1982. Ms. Holden currently serves as a Director of Dentsply Sirona, NNN Reit, Inc. (formerly known as National Retail Properties, Inc.), and Kenvue Inc. Ms. Holden also serves on the Food Chain Advisory Board and several private portfolio company boards for Paine Schwartz Partners, a private equity firm focused on sustainable agriculture and food products. She has served on ten public boards over the last 25 years, including Diageo Plc (from 2009 to 2018), Time, Inc. (from 2014 to 2018), and Catamaran Corporation (from 2012 to 2015).

EXPERIENCE, QUALIFICATIONS, ATTRIBUTES, AND SKILLS SUPPORTING DIRECTORSHIP POSITION ON THE COMPANY’S BOARD

Ms. Holden brings to the Board experience as a former chief executive officer of a large global public company and as a board member and former consultant to multiple, large international companies. She is familiar with the challenges of operating in a highly regulated industry. She brings extensive corporate governance experience across multiple industries. Ms. Holden has held numerous leadership roles in marketing and product management both as an executive and as a consultant, successfully implementing growth strategies and innovative marketing plans to win in competitive industries.

CEO Experience Financial Literacy Global Operational Experience Regulated Industry/ Government Emerging Markets	JEFFREY A. JOERRES
	Non-Executive Chair of the Board of Directors
	Age	64	Committee(s)	None
	Director Since	2015	Term Expires	2024
	Other Public Directorships	Artisan Partners Asset Management Inc. and ConocoPhillips

PRINCIPAL OCCUPATION, BUSINESS EXPERIENCE, AND DIRECTORSHIPS

Mr. Joerres served as the Executive Chair of ManpowerGroup Inc. (“ManpowerGroup”), a provider of workforce solutions, from 2014 to 2015. From 1999 to 2014, Mr. Joerres served as Chief Executive Officer of ManpowerGroup and from 2001 to 2014, he served as its Chair of the Board. Mr. Joerres joined ManpowerGroup in 1993, and also served as Vice President of Marketing and Senior Vice President of European Operations and Marketing and Major Account Development. Mr. Joerres served as a director of Artisan Funds, Inc. from 2001 to 2011 and of Johnson Controls International plc from 2016 to 2017. Mr. Joerres currently serves as a director of Artisan Partners Asset Management Inc. and ConocoPhillips.

EXPERIENCE, QUALIFICATIONS, ATTRIBUTES, AND SKILLS SUPPORTING DIRECTORSHIP POSITION ON THE COMPANY’S BOARD

Mr. Joerres brings to the Board experience as the former chief executive officer and executive chair of a large, U.S.-based global company that delivers workforce solutions around the world. Mr. Joerres also brings to the Board his prior experience as a board member of global industrial and energy companies and an investment firm.

8  |  The Western Union Company

BOARD OF DIRECTORS INFORMATION

CEO Experience Regulated Industry/ Government Financial Literacy Global Operational Experience Emerging Markets	DEVIN B. MCGRANAHAN
	President and Chief Executive Officer
	Age	55	Committee(s)	None
	Director Since	2021	Term Expires	2024
	Other Public Directorships	None

PRINCIPAL OCCUPATION, BUSINESS EXPERIENCE, AND DIRECTORSHIPS

Mr. McGranahan has served as the Company’s President and CEO since December 2021. Prior to joining Western Union, Mr. McGranahan was with Fiserv, Inc., a global provider of payments and financial services technology solutions, where he served as Executive Vice President, Senior Group President, Global Business Solutions, from 2018 to 2021 and Group President, Billing and Payments Group, from 2016 to 2018. Before joining Fiserv, Mr. McGranahan served as a senior partner at McKinsey & Company, a global management consulting firm. While there, he held a variety of senior management roles, including leader of the global insurance practice from 2013 to 2016 and as a co-chair of the global senior partner election committee from 2013 to 2015. In addition, Mr. McGranahan served as co-leader of the North America financial services practice from 2009 to 2016. He joined McKinsey & Company in 1992.

EXPERIENCE, QUALIFICATIONS, ATTRIBUTES, AND SKILLS SUPPORTING DIRECTORSHIP POSITION ON THE COMPANY’S BOARD

Mr. McGranahan is the only Director who is also an executive of the Company. Mr. McGranahan provides his insight as the Company’s leader, and from his prior financial services and operations insight gained through his experience with a global payments and financial services technology firm and a global management consulting firm.

Financial Literacy Global Operational Experience	MICHAEL A. MILES, JR.
	Advisory Director, Berkshire Partners and Former President and Chief Operating Officer, Staples, Inc.
	Age	62	Committee(s)	Compensation and Benefits Committee Chair, Corporate Governance, ESG, and Public Policy Committee
	Director Since	2006	Term Expires	2024
	Other Public Directorships	Portillo’s Inc.

PRINCIPAL OCCUPATION, BUSINESS EXPERIENCE, AND DIRECTORSHIPS

Since 2013, Mr. Miles has served as an Advisory Director for Berkshire Partners, a private equity firm. Previously, he was President and Chief Operating Officer of Staples, Inc., an office products provider, from 2006 until 2013, and Chief Operating Officer from 2003 to 2006. Prior to that, Mr. Miles was Chief Operating Officer, Pizza Hut for Yum! Brands, Inc. from 2000 to 2003. From 1996 to 1999, he served Pizza Hut as Senior Vice President of Concept Development & Franchise. Mr. Miles also serves as Chair of the Board of Portillo’s Inc.

EXPERIENCE, QUALIFICATIONS, ATTRIBUTES, AND SKILLS SUPPORTING DIRECTORSHIP POSITION ON THE COMPANY’S BOARD

Mr. Miles has experience as an executive of an international consumer goods retailer with large acquisitions outside of the United States and franchise distribution networks, which are similar to the Company’s agent network. Mr. Miles also brings U.S. and global operational expertise to the Board discussions.

2024 Proxy Statement  |  9

BOARD OF DIRECTORS INFORMATION

CEO Experience CFO Experience Financial Literacy Regulated Industry/ Government	TIMOTHY P. MURPHY
	Former President and Chief Executive Officer of Consortium Networks
	Age	62	Committee(s)	Compliance Committee Chair, Audit Committee
	Director Since	2020	Term Expires	2024
	Other Public Directorships	None

PRINCIPAL OCCUPATION, BUSINESS EXPERIENCE, AND DIRECTORSHIPS

Mr. Murphy served as President and Chief Executive Officer of Consortium Networks, a cybersecurity and networking company, from 2019 through 2023. Previously, he served as President of Thomson Reuters Special Services, a wholly-owned subsidiary of Thomson Reuters (“TRSS”), from 2015 to 2019. TRSS provides management consulting services to help customers with intelligence collection and analysis, network analysis, insider threat, and global risk management solutions. Mr. Murphy currently serves as Chair of the Board of Directors for TRSS and served on the Board of Directors of Genius Group Limited from 2022 to 2023. From 1988 to 2011, Mr. Murphy served in the United States Federal Bureau of Investigation (the “FBI”), where he held various positions of increasing responsibility until retiring from the FBI in 2011 as Deputy Director.

EXPERIENCE, QUALIFICATIONS, ATTRIBUTES, AND SKILLS SUPPORTING DIRECTORSHIP POSITION ON THE COMPANY’S BOARD

Mr. Murphy has substantial global law enforcement, cybersecurity, intelligence, counterterrorism, and business and operational experience gained through his time as chief financial officer and chief operating officer at the FBI and as president and chief executive officer of a cybersecurity and networking company. Mr. Murphy also brings experience in intelligence collection and analysis, network analysis, and insider threat and global risk management gained during his tenure with TRSS.

CFO Experience Financial Literacy Eligible for Audit Committee Financial Expert Global Operational Experience	JAN SIEGMUND
	Former Chief Financial Officer of Cognizant Technology Solutions Corporation
	Age	59	Committee(s)	Audit Committee Chair, Compliance Committee
	Director Since	2019	Term Expires	2024
	Other Public Directorships	None

PRINCIPAL OCCUPATION, BUSINESS EXPERIENCE, AND DIRECTORSHIPS

Mr. Siegmund served as Chief Financial Officer of Cognizant Technology Solutions Corporation, a professional services company, from 2020 through 2023. Prior to that, Mr. Siegmund served as Corporate Vice President and Chief Financial Officer of Automatic Data Processing, Inc. (“ADP”), a global provider of cloud-based human capital management solutions, from 2012 to 2019. Prior to his appointment as Chief Financial Officer in 2012, he served as President, Added Value Services and Chief Strategy Officer of ADP from 2009 to 2012. Prior to that time, Mr. Siegmund held various positions of increasing responsibility with ADP. Mr. Siegmund joined ADP in 1999.

EXPERIENCE, QUALIFICATIONS, ATTRIBUTES, AND SKILLS SUPPORTING DIRECTORSHIP POSITION ON THE COMPANY’S BOARD

Mr. Siegmund brings to the Board experience as a former chief financial officer of a professional services provider and former chief financial officer and chief strategy officer of a global provider of cloud-based human capital management solutions.

10  |  The Western Union Company

BOARD OF DIRECTORS INFORMATION

Financial Literacy Regulated Industry/ Government Emerging Markets Global Operational Experience	ANGELA A. SUN
	Former Chief Operations Officer & Partner, Alpha Edison
	Age	49	Committee(s)	Audit Committee, Compensation and Benefits Committee
	Director Since	2018	Term Expires	2024
	Other Public Directorships	Cushman & Wakefield plc

PRINCIPAL OCCUPATION, BUSINESS EXPERIENCE, AND DIRECTORSHIPS

Ms. Sun is an investor in early stage companies. Previously, she served as Chief Operations Officer and Partner of Alpha Edison, a venture capital firm, from 2019 to 2021. Prior to that, Ms. Sun served as Global Head of Strategy and Corporate Development for Bloomberg L.P, a privately held financial software, data, and media company, from 2014 to 2017, where she led new business development, and acquisitions and commercial partnerships across the company’s media, financial products, enterprise and data businesses. From 2008 to 2014, Ms. Sun served as Chief-of-Staff to Bloomberg’s former CEO. Prior to joining Bloomberg, L.P., Ms. Sun served as a Senior Policy Advisor in the Bloomberg Administration where she oversaw a citywide portfolio of economic development agencies and led urban planning and real estate development projects. From 2001 to 2005, Ms. Sun served as a management consultant at McKinsey & Company, where she focused on the Financial Services and Healthcare sectors. Prior to McKinsey, from 1996 to 1998, Ms. Sun was an investment banker at J.P. Morgan and in 2001 was a Visiting Associate at the Henry L. Stimson Center, a non-partisan international security and defense analysis think tank in Washington, D.C. Ms. Sun currently serves on the board of Cushman & Wakefield plc and served on the board of Apollo Strategic Growth Capital II from 2021 to 2023.

EXPERIENCE, QUALIFICATIONS, ATTRIBUTES, AND SKILLS SUPPORTING DIRECTORSHIP POSITION ON THE COMPANY’S BOARD

Ms. Sun brings to the Board substantial operations management experience and valuable insight into the technology industry. Ms. Sun also has extensive strategic, operational, and government experience from her time in the Bloomberg Administration and at Bloomberg L.P. Ms. Sun also gained financial services experience at McKinsey & Company and J.P. Morgan.

CEO Experience Regulated Industry/ Government Financial Literacy Emerging Markets Global Operational Experience	SOLOMON D. TRUJILLO
	Founder and Chair, Trujillo Group, LLC
	Age	72	Committee(s)	Audit Committee, Compliance Committee
	Director Since	2012	Term Expires	2024
	Other Public Directorship	Cano Health, Inc.

PRINCIPAL OCCUPATION, BUSINESS EXPERIENCE, AND DIRECTORSHIPS

Mr. Trujillo founded Trujillo Group, LLC, a private investment company, and has served as its chair since 2003. Mr. Trujillo also served as the Chief Executive Officer and as director of Telstra Corporation Limited, Australia’s largest media-communications enterprise which also operated in the Asia Pacific region, from 2005 to 2009. From 2003 to 2004, Mr. Trujillo was Orange SA’s Chief Executive Officer. Earlier in his career, Mr. Trujillo was President and Chief Executive Officer of US West Communications and President, Chief Executive Officer and Chair of the Board of US West Inc. Mr. Trujillo previously served as a director of globally branded companies including WPP plc from 2010 to 2020, and PepsiCo, Inc., Target Corporation, Fang Holdings Ltd. (formerly SouFun Holdings Limited), Bank of America Corporation, Electronic Data Systems Corp., Orange S.A., Telstra Communications Limited, and Gannett Co., Inc. Mr. Trujillo currently serves as the Non-Executive Chair of Cano Health, Inc.

EXPERIENCE, QUALIFICATIONS, ATTRIBUTES, AND SKILLS SUPPORTING DIRECTORSHIP POSITION ON THE COMPANY’S BOARD

Mr. Trujillo is an international business executive with experience as a former chief executive officer of global companies in the telecommunications, media, and cable industries headquartered in the United States, the European Union, and the Asia-Pacific region. He has global operations experience and provides the Board with substantial international experience and expertise in the retail, technology, media, and communications industries.

2024 Proxy Statement  |  11

BOARD OF DIRECTORS INFORMATION

DIRECTOR SKILLS, QUALIFICATIONS, AND CHARACTERISTICS

The following matrix and charts are provided to illustrate the skills, qualifications, and characteristics of our Board of Directors nominated for election at the 2024 Annual Meeting.

Skills and Qualifications
CEO Experience
CFO Experience
Financial Literacy
Audit Committee Financial Expert
Regulated Industry/Government Experience
Emerging Markets Experience
Gender
Female
Male
Race and Ethnicity
White
Hispanic/Latino
Asian
American Indian
Did not disclose
LGBTQ+
Age	54	67	54	68	64	55	62	62	59	49	72
Tenure	1	9	1	18	9	3	18	4	5	6	12

The demographic information listed above is based on responses from the directors in our annual director questionnaires.

12  |  The Western Union Company

BOARD OF DIRECTORS INFORMATION

KEY EXPERIENCE

2024 Proxy Statement  |  13

BOARD OF DIRECTORS INFORMATION

DIVERSITY, EQUITY, INCLUSION, AND BELONGING

As a global company operating in more than 200 countries and territories, diversity, equity, inclusion, and belonging (“DEIB”) is central to who we are and an important factor in driving innovation and performance at Western Union. We are focused on diversifying our workforce to align with the communities we serve and creating a culture of inclusion and belonging to support retention and career growth. Our commitment to DEIB also includes providing equitable pay.

We advance this work in a variety of ways, including through our policies and practices in hiring, training, promotion, and compensation. We have a longstanding commitment to fair and equitable compensation practices, and regularly review our compensation programs and practices to ensure they support pay equity. We also support global and regional Employee Resource Groups to further build our culture of inclusion, drive engagement, and support equity in opportunity.

In 2023, we continued to focus on our commitment to increase diversity and enhance our belonging and inclusion-focused initiatives on a global basis. As of December 31, 2023:

-	women accounted for more than 50% of our global workforce;
-	three out of our seven executive officers identified as diverse; and
-	women accounted for approximately 36% of senior management and above employees.

In 2024, we conducted an overall pay equity assessment in partnership with an independent third party that confirmed that we have achieved gender pay equity globally and racial/ethnicity pay equity in the U.S. Specifically, after accounting for key factors that may impact pay, such as role, level, tenure, and geography1, the results of our review show that as of March 1, 2024:

-	Globally, women at Western Union earn 100 cents on the dollar compared to male colleagues; and
-	In the U.S., colleagues who identify as racially or ethnically diverse[2] earn at least 100 cents on the dollar compared to Caucasian/white colleagues.

More details, metrics and workforce demographics appear in our latest environmental, social, and governance report (“ESG Report”), which can be found on our Investor Relations website: https://corporate.westernunion.com/esg/, in the Human Capital Management section of our Annual Report on Form 10-K for the year ended December 31, 2023, and in our EEO-1 report, which can be found on our website: https://corporate.westernunion-microsites.com/ wp-content/uploads/2024/03/EEO1-2022.pdf

(1)	We have excluded from our analysis employees in countries where the total workforce is too small to permit meaningful analysis.
(2)	Racially or ethnically diverse includes U.S. EEO-1 defined categories Asian, Black or African American, Hispanic or Latino, American Indian or Alaskan Native, Native Hawaiian or Pacific Islander, or Two or More Races.

14  |  The Western Union Company

PROPOSAL 1
ELECTION OF DIRECTORS

At the 2024 Annual Meeting, all director nominees will be elected for one-year terms.

The terms of each director if elected or re-elected, as the case may be, will expire at the 2025 Annual Meeting of Stockholders. Each director will hold office until his or her successor has been elected and qualified or until the director’s earlier resignation or removal. See the “Board of Directors Information” section of this Proxy Statement for information concerning all nominees.

The Board currently consists of eleven directors. The Company’s By-Laws require that directors be elected by the majority of votes cast with respect to such director in uncontested elections (the number of shares voted “for” a director must exceed the number of votes cast “against” that director, with abstentions and broker non-votes not counted as cast either “for” or “against”). In a contested election (a situation in which the number of nominees exceeds the number of directors to be elected), the standard for election of directors will be a plurality of the shares represented in person or by proxy at any such meeting and entitled to vote on the election of directors.

Under the Company’s By-Laws, if an incumbent director does not receive the majority of votes cast, the director will promptly tender his or her resignation to the Board of Directors. The Corporate Governance, ESG, and Public Policy Committee, or such other committee as may be designated by the Board of Directors, will make a recommendation to the Board of Directors as to whether to accept or reject the resignation of such incumbent director, or whether other action should be taken. The Board of Directors will act on the resignation, taking into account the Corporate Governance,

ESG, and Public Policy Committee’s recommendation, and publicly disclose (by a press release, a filing with the SEC or other broadly disseminated means of communication) its decision regarding the tendered resignation and the rationale behind the decision within 90 days following certification of the election results. If such incumbent director’s resignation is not accepted by the Board of Directors, such director will continue to serve until the next annual meeting and until his or her successor is duly elected or his or her earlier resignation or removal. In the case of a vacancy, the Board of Directors may appoint a new director as a replacement, may leave the vacancy unfilled or may reduce the number of directors on the Board.

Your shares will be voted as you instruct via the voting procedures described on the Proxy Card or the Notice of Internet Availability of Proxy Materials, or as you specify on your Proxy Card(s) if you elect to vote by mail. If unforeseen circumstances (such as death or disability) require the Board of Directors to substitute another person for any of the director nominees, your shares will be voted for that other person.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE TO RE-ELECT MR. COLE, MS. HOLDEN, MR. JOERRES, MR. MCGRANAHAN, MR. MILES, MR. MURPHY, MR. SIEGMUND, MS. SUN, AND MR. TRUJILLO, AND ELECT MS. CAMERON-DOE AND MS. DEERING, EACH TO SERVE UNTIL THE 2025 ANNUAL MEETING OF STOCKHOLDERS OR UNTIL HIS OR HER RESPECTIVE SUCCESSOR IS ELECTED AND QUALIFIED.

2024 Proxy Statement  |  15

CORPORATE GOVERNANCE

SUMMARY OF CORPORATE GOVERNANCE PRACTICES

The Board of Directors believes that strong corporate governance is key to long-term stockholder value creation. Over the years, our Board of Directors has responded to evolving governance standards by enhancing our practices to best serve the interests of the Company’s stockholders, including:

✓	Annual election of directors.
✓	Proxy access. Our By-Laws permit qualifying stockholders or groups of qualifying stockholders that have each beneficially owned at least 3% of the Company’s Common Stock for three years to nominate up to the greater of (x) two or (y) an aggregate of 20% of the members of the Board and have information and supporting statements regarding those nominees included in the Company’s Proxy Statement.
✓	Majority vote standard in uncontested elections. In an uncontested election, each director must be elected by a majority of votes cast, rather than by a plurality.
✓	Stockholder right to call special meetings at 10% ownership threshold.
✓	No stockholder rights plan (“poison pill”).
✓	No supermajority voting provisions in the Company’s organizational documents.
✓	Independent Board, except our CEO. Our Board is comprised of all independent directors, except our CEO.
✓	Independent non-executive chair. The Chair of the Board of Directors is a non-executive independent director.
✓	Independent Board committees. All of our Board Committees are made up of independent directors. Each standing committee operates under a written charter that has been approved by the Board.
✓	Confidential stockholder voting. The Company’s Corporate Governance Guidelines provide that the vote of any stockholder will not be revealed to anyone other than a non-employee tabulator of votes or an independent election inspector, except under circumstances set forth in the Company’s Corporate Governance Guidelines.
✓	Board Committee authority to retain independent advisors. Each Board Committee has the authority to retain independent advisors.
✓	Robust codes of conduct. The Company is committed to operating its business with honesty and integrity and maintaining the highest level of ethical conduct. These shared values are embodied in our Code of Conduct and require that every customer, employee, agent and member of the public be treated accordingly. The Company Code of Conduct applies to all employees, but the Company’s senior financial officers are also subject to an additional code of ethics, reflecting the Company’s commitment to maintaining the highest standards of ethical conduct. In addition, the Board of Directors is subject to a Directors’ Code of Conduct.
✓	Board oversight of ESG matters. The Board oversees Western Union’s ESG strategy development and relevant ESG matters. To assist the Board with its oversight duties:
O	The Corporate Governance, ESG, and Public Policy Committee is responsible for reviewing and advising the Board with respect to ESG matters related to the Company.
O	The Audit Committee oversees Western Union’s controls and procedures relating to its ESG material disclosures and reporting, including assurance processes where applicable, as well as integration of ESG risks in the Company’s enterprise risk management framework.
O	The Compensation Committee oversees the alignment of the Company’s ESG strategy with compensation practices.
O	The Compliance Committee evaluates executive performance of the Company’s ESG compensation metric related to compliance.

The Company has produced an ESG Report annually since 2018 and intends to continue to do so. The ESG Report for fiscal year 2022 can be found on the Company’s investor relations website: https://corporate.westernunion.com/esg/.

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CORPORATE GOVERNANCE

✓	Robust stock ownership guidelines for senior executives and directors. Robust stock ownership requirements for our senior executives and directors strongly link the interests of management and the Board with those of stockholders.
✓	Prohibition against pledging and hedging of Company stock. The Company’s insider trading policy prohibits the Company’s executive officers and directors from pledging the Company’s securities and prohibits all employees (including executive officers) and directors from engaging in hedging or short-term speculative trading of the Company’s securities, including, without limitation, short sales or put or call options involving the Company’s securities. Please see “Compensation of Directors—Prohibition Against Pledging and Hedging of
the Company’s Securities” and “Compensation Discussion and Analysis—The Western Union 2023 Executive Compensation Program—Prohibition Against Pledging and Hedging of the Company’s Securities,” below.
✓	Regular stockholder engagement. The Company regularly seeks to engage with its stockholders to better understand their perspectives.

You can learn more about our corporate governance by visiting the “Investor Relations, Corporate Governance” portion of the Company’s website, www.westernunion.com, or by writing to the attention of: Investor Relations, The Western Union Company, 7001 E. Belleview Avenue, WU-HQ-10, Denver, Colorado 80237.

INDEPENDENCE OF DIRECTORS

The Board of Directors has adopted Corporate Governance Guidelines, which contain the standards that the Board of Directors uses to determine whether a director is independent. A director is not independent under these categorical standards if:

-	The director is, or has been within the last three years, an employee of Western Union, or an immediate family member of the director is, or has been within the last three years, an executive officer of Western Union.
-	The director has received, or has an immediate family member who has received, during any 12-month period within the last three years, more than $120,000 in direct compensation from Western Union, other than director and committee fees and pension or other forms of deferred compensation for prior service (provided such compensation is not contingent in any way on continued service).
-	(i) The director is a current partner or employee of a firm that is Western Union’s internal or external auditor; (ii) the director has an immediate family member who is a current partner of such a firm; (iii) the director has an immediate family member who is a current employee of such a firm and personally works on Western Union’s audit; or (iv) the director or an immediate family member was within the last three years a partner or employee of such firm and personally worked on Western Union’s audit within that time.
-	The director or an immediate family member is, or has been within the last three years, employed as an executive officer of another company where any of Western Union’s present executive officers at the same time serves or served on that company’s compensation committee.
-	The director is a current employee, or an immediate family member is a current executive officer, of a company that has made payments to, or received payments from, Western Union for property or services in an amount which, in any of the last three fiscal years, exceeded the greater of $1 million or 2% of such other company’s consolidated gross revenues.
-	The director is a current employee, or an immediate family member is a current executive officer, of a company which was indebted to Western Union, or to which Western Union was indebted, where the total amount of either company’s indebtedness to the other, in any of the last three fiscal years, exceeded 5% or more of such other company’s total consolidated assets.
-	The director or an immediate family member is a current officer, director, or trustee of a charitable organization where Western Union’s (or an affiliated charitable foundation’s) annual discretionary charitable contributions to the charitable organization, in any of the last three fiscal years, exceeded the greater of $1 million or 2% of such charitable organization’s consolidated gross revenues.

The Board has reviewed the independence of the current directors under the Company’s categorical standards and the rules of the New York Stock Exchange (the “NYSE”) and found Ms. Cameron-Doe, Mr. Cole, Ms. Deering, Ms. Holden, Mr. Joerres, Mr. Miles, Mr. Murphy, Mr. Siegmund, Ms. Sun, and Mr. Trujillo to be independent. The Board has also reviewed the independence of each of Richard A. Goodman and Joyce A. Phillips, who each served as a director of the Company until the 2023 Annual Meeting of Stockholders, and found each of Mr. Goodman and Ms. Phillips to be independent.

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CORPORATE GOVERNANCE

BOARD LEADERSHIP STRUCTURE

The Board has a non-executive Chair. This position is independent from management. The Chair sets the agendas for and presides over the Board meetings, as well as meetings of the independent directors. Our CEO is a member of the Board and participates in its meetings. The Board believes that this leadership structure is appropriate for the Company at this time because it allows for independent oversight of management, increases management accountability, and encourages an objective evaluation of management’s performance relative to compensation.

The Board will determine its leadership structure in a manner that it determines to be in the best interests of the Company and its stockholders at the time. The Chair of the Board and CEO positions may be filled by the same individual or separated, as deemed appropriate by the Board.

The Chair of the Board, among other things:

•	presides at, and chairs, Board meetings and meetings of stockholders;
•	establishes agendas for each Board meeting in consultation with the chairs of applicable committees of the Board;
•	leads executive sessions of the Board;
•	has authority to call Board meetings;
•	leads the Board in discussions concerning the CEO’s performance and CEO succession;
•	approves meeting schedules for the Board;
•	approves information sent to the Board;
•	if requested by major stockholders, is available for consultation and direct communication; and
•	performs such other duties and responsibilities as requested by the Board.

However, if the Chair of the Board is not independent, the independent directors of the Board shall elect a Lead Director.

RISK OVERSIGHT

The Board regularly devotes time during its meetings to review and discuss the most significant risks facing the Company and management’s process for identifying, prioritizing, and responding to those risks. During these discussions, the CEO, the Chief Legal Officer, the Chief Financial Officer, the Chief Risk and Compliance Officer, the Chief Compliance Officer (the “CCO”), the Chief Information Security Officer, the Chief Privacy and Data Governance Officer, and the Chief Internal Auditor present management’s process for assessment of risks, a description of the most significant risks facing the Company, and any mitigating factors, plans, or policies in place to address and monitor those risks. The Board has also delegated certain risk oversight responsibilities to its committees.

Our management team, led by the Chief Risk and Compliance Officer, utilizes a range of processes to identify risks associated with our strategy and business, financial activities and reporting, legal and regulatory issues, information technology, and people-related skills and availability. Information technology risks include those related to cybersecurity. In 2023, management’s risk assessment process included a cybersecurity risk assessment involving, among other things, an evaluation by external annual audits (service organization controls (“SOC”) 2 report and payment card industry (“PCI”) compliance). For more information on cybersecurity oversight and strategy, please refer to Item 1C, “Cybersecurity” in our Annual Report on Form 10-K for the year ended December 31, 2023.

Key Board Committee Oversight Responsibilities

Audit Committee. Consistent with the NYSE listing standards, to which the Company is subject, the Audit Committee bears responsibility for oversight of the Company’s policies with respect to risk assessment and risk management and must discuss with management the major risk exposures facing the Company and the steps the Company has taken to monitor and control such exposures. The Audit Committee is also responsible for assisting Board oversight of the Company’s compliance with legal and regulatory requirements, which represent many of the most significant risks the Company faces. During the Audit Committee’s discussion of risk, the Company’s CEO, Chief Financial Officer, Chief Legal Officer, CCO, the Chief Information Security Officer, the Chief Privacy and Data Governance Officer, Chief Risk and Compliance Officer, and Chief Internal Auditor present information and participate in discussions with the Audit Committee regarding risk and risk management. Risks discussed regularly include those related to global economic and political trends, business and financial performance, legal and regulatory matters, cybersecurity, data privacy, competition, legislative developments, ESG, and other matters.

Compliance Committee. While the Board committee with primary oversight of risk is the Audit Committee, the Board has delegated to other committees the oversight of risks within their areas of responsibility and expertise. For example, in light of the breadth and number of responsibilities that the Audit Committee must oversee,

18  |  The Western Union Company

CORPORATE GOVERNANCE

and the importance of the evaluation and management of the Company’s compliance programs, policies, and key risk exposures associated with anti-money laundering (“AML”), sanctions, anti-corruption, fraud prevention, consumer protection, and privacy laws, including investigations or other matters that may arise in relation to such laws, the Board formed the Compliance Committee in 2013 to assist the Audit Committee and the Board with oversight of those areas. This function was previously performed by the Corporate Governance, ESG, and Public Policy Committee. Oversight of privacy matters was formally added to the Compliance Committee charter in February 2021. The Compliance Committee reports regularly on these matters to the Board and Audit Committee and during the Compliance Committee’s meetings, each of the Chief Legal Officer, CCO, and Chief Privacy and Data Governance Officer regularly present and participate in discussions.

Compensation Committee. In addition, the Compensation Committee oversees the risks associated with the Company’s compensation practices, including an annual review of the Company’s risk assessment of its compensation policies and practices for its employees and the Company’s succession planning process.

COMMITTEES OF THE BOARD OF DIRECTORS

The current members of each Board Committee are indicated in the table below.

Director	Audit	Corporate Governance, ESG and Public Policy	Compensation and Benefits	Compliance
Julie M. Cameron-Doe
Martin I. Cole
Suzette M. Deering
Betsy D. Holden
Jeffrey A. Joerres «
Devin B. McGranahan
Michael A. Miles, Jr.
Timothy P. Murphy
Jan Siegmund
Angela A. Sun
Solomon D. Trujillo
Chair of the Board
Committee Chair
Member

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CORPORATE GOVERNANCE

BOARD AND COMMITTEE GOVERNING DOCUMENTS

Each committee operates under a charter approved by the Board. The Company’s Audit Committee Charter, Compensation and Benefits Committee Charter, Corporate Governance, ESG, and Public Policy Committee Charter, Compliance Committee Charter, and Corporate Governance

Guidelines are available without charge through the “Investor Relations, Corporate Governance” portion of the Company’s website, www.westernunion.com, or by writing to the attention of: Investor Relations, The Western Union Company, 7001 E. Belleview Avenue, WU-HQ-10, Denver, Colorado 80237.

Audit Committee

“During 2023, the Audit Committee continued to oversee financial reporting, internal audit, and legal and regulatory matters, with a strong focus on the Company’s controls, culture of compliance, and enterprise risk management and mitigation. The Committee is continuing to focus on these areas, with an emphasis on the maturity of the Company’s cybersecurity program, technology capabilities, and data privacy controls.”

Jan Siegmund, Committee Chair

Additional Committee Members: Julie M. Cameron-Doe, Timothy P. Murphy, Angela A. Sun, and Solomon D. Trujillo

Meetings Held in 2023: 8

Primary Responsibilities: Pursuant to its charter, the Audit Committee assists the Board of Directors in fulfilling its oversight responsibilities with respect to:

•

integrity of the Company’s consolidated financial statements;

•

compliance with legal and regulatory requirements;

•

review of the Company’s guidelines and policies that govern the process by which the Company goes about assessing and managing its exposure to risks;

•

the independent registered public accounting firm’s qualifications, independence and compensation;

•

review of critical audit matters with the independent registered public accounting firm; and

•

performance of the Company’s internal audit function and independent registered public accounting firm.

Independence: Each member of the Audit Committee meets the independence requirements of our Corporate Governance Guidelines, the NYSE and the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and as the Board has determined, has no material relationship with the Company. Each member of the Audit Committee is financially literate, knowledgeable, and qualified to review financial statements. The Board has designated each of Mr. Siegmund and Ms. Cameron-Doe as a “financial expert” as defined by Item 407(d) of Regulation S-K.

Service on Other Audit Committees: No director may serve as a member of the Audit Committee if such director serves on the audit committees of more than two other public companies, unless the Board determines that such simultaneous service would not impair the ability of such director to effectively serve on the Audit Committee. Currently, none of the Audit Committee members serve on more than two other public company audit committees.

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CORPORATE GOVERNANCE

Compensation and Benefits Committee

“In 2023, the Compensation and Benefits Committee continued to focus on pay-for-performance to further the Company’s strategic priorities through the Company’s executive compensation program. The Committee also reviewed the Company’s organizational health and oversaw the development and implementation of the Company’s Dodd-Frank Clawback and Forfeiture Policy.”

Michael A. Miles, Jr., Committee Chair

Additional Committee Members: Martin I. Cole, Suzette M. Deering, Betsy D. Holden, and Angela A. Sun

Meetings Held in 2023: 5

Primary Responsibilities: Pursuant to its charter, the Compensation Committee has the authority to administer, interpret, and take any actions it deems appropriate in connection with any incentive compensation or equity-based plans of the Company, any salary or other compensation plans for officers and other key employees of the Company, and any employee benefit or fringe benefit plans, programs, or policies of the Company. Among other things, the Compensation Committee is responsible for:

•

in consultation with senior management, establishing the Company’s general compensation philosophy, and overseeing the development and implementation of compensation and benefits policies;

•

reviewing and approving corporate goals and objectives relevant to the compensation of the CEO and other executive officers, evaluating the performance of the CEO and other executive officers in light thereof, and setting compensation levels and other benefits for the CEO (with the ratification by the independent directors of the Board) and other executive officers based on this evaluation;

•

overseeing the Company’s regulatory compliance with respect to compensation matters;

•

reviewing and making recommendations to the Board regarding severance or similar termination agreements with the Company’s CEO or to any person being considered for promotion or hire into the position of CEO;

•

approving grants and/or awards of options, restricted stock, restricted stock units, and other forms of equity-based compensation under the Company’s equity-based plans;

•

developing and implementing policies with respect to the recovery or “clawback” of any excess compensation paid to any executive officers;

•

reviewing with management and preparing an annual report regarding the Company’s Compensation Discussion and Analysis to be included in the Company’s Proxy Statement and Annual Report;

•

determining stock ownership guidelines for the Company’s directors and monitoring compliance with such guidelines;

•

in consultation with the CEO, reviewing management succession planning;

•

reviewing and recommending to the Board of Directors compensation for non-employee directors; and

•

periodically reviewing the overall effectiveness of the Company’s principal strategies related to human capital management, recruiting, retention, career development, and diversity.

The Compensation Committee has the authority to delegate all or a portion of its duties and responsibilities to a subcommittee and, in some situations, may also delegate its authority and responsibility with respect to certain compensation and benefit plans and programs to one or more employees.

Independence: Each member of the Compensation Committee meets the independence requirements of our Corporate Governance Guidelines, the NYSE, the Exchange Act and such other independence or other requirements as may be applicable from time to time, and as the Board has determined, has no material relationship with the Company.

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CORPORATE GOVERNANCE

Compliance Committee

“The Compliance Committee shares with regulators the goals of protecting consumers and the integrity of the global money transfer network and remains focused on the execution and enhancement of the Company’s compliance policies and procedures, and privacy and data governance initiatives. In 2023, the Compliance Committee continued to focus on sustaining and enhancing the Company’s compliance programs in light of increasing regulatory requirements around the globe, including in Iraq.”

Timothy P. Murphy, Committee Chair

Additional Committee Members: Julie M. Cameron-Doe, Suzette M. Deering, Jan Siegmund, and Solomon D. Trujillo

Meetings Held in 2023: 4

Primary Responsibilities: Pursuant to its charter, the Compliance Committee assists the Audit Committee and the Board in fulfilling the Board’s oversight responsibility for the Company’s compliance with legal and regulatory requirements. Among other things, the Compliance Committee is responsible for reviewing and discussing with management:

•

the Company’s compliance programs, policies and key risk exposures relating to AML, sanctions, anti-corruption, fraud prevention, consumer protection, and privacy laws, including establishing procedures to be apprised of material investigations or other material matters that may arise in relation to such laws; and

•

legal, compliance or other regulatory matters that may have a material effect on the Company’s business, financial statements or compliance policies, including material notices to or inquiries received from governmental agencies.

Independence: Each voting member of the Compliance Committee meets the independence requirements of our Corporate Governance Guidelines, the NYSE, and the Exchange Act, and as the Board has determined, has no material relationship with the Company. The Board may appoint non-voting members to the Compliance Committee that are not independent from the Company.

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CORPORATE GOVERNANCE

Corporate Governance, ESG, and Public Policy Committee

“In 2023, the Committee assisted the Board in recruiting, appointing, and onboarding two new Board members, with the objective of furthering the Company’s strategic objectives and enhancing the skills, experience, diversity, and effectiveness of the Board. The Committee also continued to focus on oversight of the Company’s ESG disclosures and strategy development in light of evolving regulatory standards and expectations.”

Betsy Holden, Committee Chair

Additional Committee Members: Martin I. Cole and Michael A. Miles, Jr.

Meetings Held in 2023: 4

Primary Responsibilities: Pursuant to its charter, the Corporate Governance, ESG, and Public Policy Committee is responsible for:

•

recommending to the Board of Directors criteria for Board and committee membership;

•

considering, in consultation with the Chair of the Board and the CEO, and recruiting candidates to fill positions on the Board of Directors;

•

evaluating current directors for re-nomination to the Board of Directors;

•

recommending director nominees to the Board of Directors;

•

recommending to the Board of Directors appointments to committees of the Board of Directors;

•

monitoring changes in the outside commitments of directors and considering whether such changes may impact their ability to effectively serve on the Board of Directors;

•

recommending to the Board of Directors corporate governance guidelines, reviewing the Corporate Governance Guidelines at least annually, and recommending modifications to the Corporate Governance Guidelines to the Board of Directors;

•

advising the Board of Directors with respect to the charters, structure, and operations of the various committees of the Board of Directors and qualifications for membership thereon;

•

overseeing the development and implementation of an orientation and continuing education program for directors;

•

establishing and implementing self-evaluation procedures for the Board of Directors and its committees;

•

reviewing stockholder proposals submitted for inclusion in the Company’s Proxy Statement;

•

reviewing emerging corporate governance issues and practices, including proxy advisory firm policies and recommendations;

•

reviewing the Company’s related persons transaction policy, and as necessary, reviewing specific related person transactions;

•

reviewing and advising the Board of Directors regarding public policy and ESG matters that are relevant to the Company or the industries in which the Company operates, including trends, policies, and regulatory developments relating to ESG strategy and reporting; and

•

overseeing the Company’s policies and practices regarding political expenditures, including an annual review of the Company’s political contributions, lobbying activities and trade association dues and payments.

Independence: Each member of the Corporate Governance, ESG, and Public Policy Committee meets the independence requirements of our Corporate Governance Guidelines, the NYSE and the Exchange Act, and as the Board has determined, has no material relationship with the Company.

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CORPORATE GOVERNANCE

CHIEF EXECUTIVE OFFICER SUCCESSION PLANNING

The Company’s Board of Directors has developed a governance framework for CEO succession planning that is intended to provide for a talent-rich leadership organization that can drive the Company’s strategic objectives. Under its governance framework, the Board of Directors:

-	Reviews succession planning for the CEO on an annual basis. As part of this process, the CEO reviews the annual performance of each member of the management team with the Board and the Board engages in a discussion with the CEO and the Chief People Officer regarding each team member and the team member’s development;
-	Maintains a confidential plan to address any unexpected short-term absence of the CEO and identifies candidates who could act as interim CEO in the event of any such unexpected absence; and
-	Ideally three to five years before the retirement of the current CEO, manages the succession process and determines the current CEO’s role in that process.

COMMUNICATIONS WITH THE BOARD OF DIRECTORS

Any stockholder of the Company or other interested party who desires to contact the non-management directors either as a group or individually, or Mr. McGranahan in his capacity as a director, may do so by writing to: The Western Union Company, Board of Directors, 7001 E. Belleview Avenue, Denver, Colorado 80237. Communications that are intended specifically for non-management directors should be addressed to the attention of the Chair of the Corporate Governance, ESG, and Public Policy Committee. All communications will be forwarded to the Chair of the Corporate Governance, ESG, and Public Policy Committee unless the communication is specifically addressed to another member of the Board, in which case, the communication will be forwarded to that director.

BOARD ATTENDANCE AT ANNUAL MEETING OF STOCKHOLDERS

Although the Company does not have a formal policy regarding attendance by members of the Board of Directors at the Company’s Annual Meeting of Stockholders, it

encourages directors to attend. All members of the Board of Directors serving at the time attended the Company’s 2023 Annual Meeting of Stockholders.

PRESIDING DIRECTOR OF NON-MANAGEMENT DIRECTOR MEETINGS

The non-management directors meet in regularly scheduled executive sessions without management. The Chair of the Board of Directors is the presiding director at these meetings.

NOMINATION OF DIRECTORS

The Company’s Board of Directors is responsible for nominating directors for election by the stockholders and filling any vacancies on the Board that may occur. The Corporate Governance, ESG, and Public Policy Committee is responsible for identifying, screening, and recommending candidates to the Board for Board membership. The Corporate Governance, ESG, and Public Policy Committee does not have any single method for identifying director candidates, but will consider candidates suggested by a wide range of sources, including by any stockholder, director, or officer of the Company.

The Corporate Governance, ESG, and Public Policy Committee will consider candidates for election to the Board suggested in writing by a stockholder and will make a recommendation to the Board using the same criteria as it does in evaluating candidates submitted by members of the Board of Directors. Any such suggestions should be submitted to the Corporate Secretary, The Western Union Company, 7001 E. Belleview Avenue, Denver, Colorado 80237. If the Company receives such a suggestion, the Company may request additional information from the candidate to assist in its evaluation.

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CORPORATE GOVERNANCE

DIRECTOR QUALIFICATIONS, REQUIREMENTS, AND EVALUATIONS

CRITERIA

General criteria for the nomination of director candidates include experience, high ethical standards and integrity, skills, diversity, ability to make independent analytical inquiries, understanding of the Company’s business environment, and willingness to devote adequate time to Board duties–all in the context of an assessment of the perceived needs of the Board at that point in time. In exercising its director nomination responsibilities, the Corporate Governance, ESG, and Public Policy Committee considers diversity in gender, ethnicity, geography, background, and cultural viewpoints when considering director nominees, given the global nature of the Company’s business. However, the Board has not adopted a formal policy governing director diversity.

RETIREMENT POLICY

Our Corporate Governance Guidelines also require that a director retire effective at the next annual meeting of stockholders following the time such director reaches the age of 74. The Board may waive this requirement for one year if it determines it is in the best interests of our Company. Each director is expected to ensure that other existing and planned future commitments do not materially interfere with the member’s service as a Board or Committee member.

BOARD EVALUATIONS

Pursuant to our Corporate Governance Guidelines, we evaluate the overall effectiveness of the Board annually. The Board together with the Corporate Governance, ESG, and Public Policy Committee conducts annual self-evaluations of Board and committee performance, including an evaluation of the effectiveness of the nomination process. In addition, the Board conducts annual evaluations of each individual independent director.

STOCKHOLDER NOMINEES

Stockholders may submit nominations for director candidates by giving notice to the Corporate Secretary, The Western Union Company, 7001 E. Belleview Avenue, Denver, Colorado 80237. The requirements for the submission of such stockholder nominations are set forth in Article II of the Company’s By-Laws, which are available on the “Investor Relations, Corporate Governance” section of the Company’s website, www.westernunion.com.

SUBMISSION OF STOCKHOLDER PROPOSALS

Stockholder proposals, including stockholder director nominations, requested to be included in the Company’s Proxy Statement for its 2025 Annual Meeting of Stockholders must be received by the Company not later than December 3, 2024. Such stockholder proposals must comply with the requirements of Rule 14a-8, and such nominations must comply with the Company’s proxy access By-laws. Otherwise, a stockholder proposal or director nomination to be considered at the Company’s 2025 Annual Meeting of Stockholders must be received by the Company no sooner than January 17, 2025 and no later than February 16, 2025 and must comply with the requirements set forth in the Company’s By-Laws.

All proposals or nominations a stockholder wishes to submit at the meeting should be directed to the Corporate Secretary, The Western Union Company, 7001 E. Belleview Avenue, Denver, Colorado 80237. In addition to satisfying the foregoing requirements and those under the Company’s By-Laws, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than March 18, 2025.

CODE OF ETHICS

The Company’s Director’s Code of Conduct, Code of Ethics for Senior Financial Officers, Reporting Procedure for Accounting and Auditing Concerns, Attorney’s Professional Conduct Policy, and the Code of Conduct are available without charge through the “Investor Relations, Corporate Governance” section of the Company’s website, www.westernunion.com, or by writing to the attention of: Investor Relations, The Western Union Company, 7001 E. Belleview Avenue, WU-HQ-10, Denver, Colorado 80237. In the event of an amendment to, or a waiver from, the Company’s Code of Ethics for Senior Financial Officers, the Company intends to post such information on its website, www.westernunion.com.

2024 Proxy Statement  |  25

COMPENSATION OF DIRECTORS

The following table provides information regarding the compensation of our outside directors for 2023. Mr. McGranahan, our President and CEO, did not receive additional compensation in 2023 for his service as a director, and has been excluded from the table. Please see the “2023 Summary Compensation Table” for the compensation received by Mr. McGranahan with respect to 2023.

2023 DIRECTOR COMPENSATION
NAME	FEES EARNED OR PAID IN CASH ($000)(1)	STOCK AWARDS ($000)(2)	OPTION AWARDS ($000)(3)	ALL OTHER COMPENSATION ($000)(4)	TOTAL ($000)(5)
Julie M. Cameron-Doe(6)	4.6	8.8	—	—	13.4
Martin I. Cole	105.0	160.0	—	10.0	275.0
Suzette Deering(7)	29.3	44.7	—	—	74.0
Richard A. Goodman(8)	39.8	—	34.2	—	74.0
Betsy D. Holden	118.5	160.0	—	35.0	313.5
Jeffrey A. Joerres	125.0	360.0	—	—	485.0
Michael A. Miles, Jr.	120.0	160.0	—	—	280.0
Timothy Murphy	130.0	160.0	—	—	290.0
Joyce A. Phillips(8)	38.0	34.2	—	—	72.2
Jan Siegmund	125.0	160.0	—	25.0	310.0
Angela A. Sun	110.0	160.0	—	4.5	274.5
Solomon D. Trujillo	110.0	80.0	80.0	—	270.0

Footnotes:

(1)	Messrs. Joerres and Miles elected to receive their annual retainer fees for 2023 in the form of equity compensation as described below under “Compensation of Directors—Equity Compensation.”
(2)	The amounts in this column represent the value of stock units granted to directors as annual equity grants. Stock awards consist of stock units that are settled in shares of Common Stock, with a one-year vesting schedule and which may be subject to a deferral election consistent with Section 409A of the Internal Revenue Code. The amounts shown in this column are valued based on the aggregate grant date fair value computed in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718, Compensation—Stock Compensation (“FASB ASC Topic 718”). See Note 16 to the Consolidated Financial Statements included in our Annual Report on Form 10-K for the year ended December 31, 2023 for a discussion of the relevant assumptions used in calculating these amounts.
(3)	The amounts in this column represent the value of stock options granted to directors as an annual equity grant. The amounts shown in this column are valued based on the aggregate grant date fair value computed in accordance with FASB ASC Topic 718. See Note 16 to the Consolidated Financial Statements included in our Annual Report on Form 10-K for the year ended December 31, 2023 for a discussion of the relevant assumptions used in calculating these amounts.
(4)	All Other Compensation represents matches under the Company’s gift matching program that the Company made in 2023. Outside directors are eligible to participate in the Company’s gift matching program on the same terms as the Company’s executive officers and employees. As noted below, contributions made or directed to be made to an eligible organization, up to an aggregate amount of $25,000 per calendar year, will be matched by the Company. Matching contributions to various charities were made in 2023 on behalf of the following directors: Messrs. Cole and Siegmund, and Mses. Holden and Sun. Contributions up to $100,000 per calendar year that a director makes to the Western Union Foundation (the “Foundation”) without designating a recipient organization will be matched by the Company $2 for every $1 contributed.
(5)	As of December 31, 2023, each outside director had outstanding the following number of stock units, including fully vested deferred stock units, and stock options:
NAME	STOCK UNITS	STOCK OPTIONS
Julie M. Cameron-Doe	738	—
Martin I. Cole	20,744	9,208
Suzette Deering	3,459	—
Richard A. Goodman	58,849	117,720
Betsy D. Holden	118,545	23,130
Jeffrey A. Joerres	191,591	11,448
Michael A. Miles, Jr.	166,244	—
Timothy Murphy	15,295	20,084
Joyce A. Phillips	6,286	—
Jan Siegmund	20,651	79,247
Angela A. Sun	34,275	22,620
Solomon D. Trujillo	39,681	218,231
(6)	Ms. Cameron-Doe was appointed to the Board effective December 12, 2023.
(7)	Ms. Deering was appointed to the Board effective September 21, 2023.
(8)	Ms. Philips and Mr. Goodman each retired from the Board at the 2023 Annual Meeting of Stockholders.

26  |  The Western Union Company

COMPENSATION OF DIRECTORS

DETERMINATION OF DIRECTOR COMPENSATION

The Compensation Committee is responsible for recommending to the Board the compensation of the Company’s outside directors. As part of this process, the Compensation Committee reviews the outside director compensation program annually to evaluate whether it is competitive with market practices by considering input from Meridian Compensation Partners, LLC (“Meridian”), the Compensation Committee’s independent compensation consultant, regarding the Company’s historical practices with respect to outside director compensation as well as market data for the same peer group used for determining executive compensation. Based on such review with respect to 2023, the Compensation Committee did not recommend and the Board did not approve any adjustments to the outside director compensation levels.

CASH COMPENSATION

In 2023, each outside director (other than our Non-Executive Chair) received the following cash compensation for service on our Board and committees of our Board:

-	an annual Board retainer fee of $85,000;
-	an annual committee chair retainer fee of $30,000 for the chairs of the Audit Committee and the Compliance Committee and $25,000 for the chairs of the Compensation Committee and the Corporate Governance, ESG and Public Policy Committee; and
-	an annual committee member retainer fee of $15,000 for non-chair members of the Audit Committee and $10,000 for non-chair members of each other committee of our Board.

Cash compensation payable to an outside director will be prorated for any partial years of service on the Board or a committee.

EQUITY COMPENSATION

The 2023 outside director equity awards were granted pursuant to our Long-Term Incentive Plan. The purpose of these awards is to advance the interests of the Company and its stockholders by encouraging stock ownership by our outside directors and by helping the Company attract, motivate, and retain highly qualified outside directors.

In 2023, all of our outside directors (other than our Non-Executive Chair) were eligible to receive an annual equity grant with a value of $160,000 for service on our Board and committees of our Board.

The 2023 equity grant was settled in shares of common stock and had a one-year vesting requirement, subject to prorata vesting for a qualifying departure from the Board. For 2023, each outside director had the choice to receive such director’s annual retainer fees described above in the form of cash, equity or a combination thereof. For 2023, each outside director had the choice to receive such director’s annual equity grant in the form (a) all stock options, (b) all restricted stock units, (c) a combination of 75% stock options and 25% restricted stock units, (d) a combination of 50% stock options and 50% restricted stock units, or (e) a combination of 75% restricted stock units and 25% stock options.

COMPENSATION OF OUR NON-EXECUTIVE CHAIR

In 2023, our Non-Executive Chair received the following compensation in lieu of the compensation described above for our other outside directors:

-	an annual retainer fee of $125,000; and
-	an annual equity grant with a value of $360,000.

Our Non-Executive Chair has the choice to receive his annual retainer fee in the forms discussed above under “Compensation of Directors—Equity Compensation.” The Non-Executive Chair annual equity grant has a one-year vesting condition, subject to pro-rata vesting for a qualifying departure from the Board.

2024 Proxy Statement  |  27

COMPENSATION OF DIRECTORS

CHARITABLE CONTRIBUTIONS

Outside directors may participate in the Company’s gift matching program on the same terms as the Company’s executive officers and employees. Under this program, contributions up to $100,000 per calendar year that the director makes to the Foundation without designating a recipient organization will be matched by the Company $2 for every $1 contributed. Contributions made or directed to be made to an eligible organization, as defined in the program, up to an aggregate amount of $25,000 per calendar year will be equally matched by the Company through the Foundation.

REIMBURSEMENTS

Directors are reimbursed for their expenses incurred by attending Board, committee, and stockholder meetings, including those for travel, meals, and lodging. A spouse or other guest may accompany directors on corporate aircraft when the aircraft is already scheduled for business purposes and can accommodate additional passengers. In those cases, there is no aggregate incremental cost to the Company and, as a result, no amount is reflected in the 2023 Director Compensation table.

INDEMNIFICATION AGREEMENTS

Each outside director has entered into a Director Indemnification Agreement with the Company to clarify indemnification procedures. Consistent with the indemnification rights already provided to directors of the Company in the Company’s Charter, each agreement provides that the Company will indemnify and hold harmless each outside director to the fullest extent permitted or authorized by the General Corporation Law of the State of Delaware in effect on the date of the agreement or as such laws may be amended or replaced to increase the extent to which a corporation may indemnify its directors.

EQUITY OWNERSHIP GUIDELINES

Each outside director is expected to maintain an equity investment in the Company equal to five times his or her annual cash retainer, which must be achieved within five years of the director’s initial election to the Board. The holdings that generally may be counted toward achieving the equity investment guidelines include outstanding stock awards or units, shares obtained through stock option exercises or stock award vesting, shares owned jointly with or separately by the director’s spouse, and shares purchased on the open market. As of the Record Date, all outside directors have met or, within the applicable period, are expected to meet, these equity ownership guidelines.

PROHIBITION AGAINST PLEDGING AND HEDGING OF THE COMPANY’S SECURITIES

The Company’s Insider Trading Policy prohibits the Company’s directors from pledging the Company’s securities or engaging in hedging or short-term speculative trading of the Company’s securities, including, without limitation, short sales or put or call options involving the Company’s securities.

28  |  The Western Union Company

REPORT OF THE AUDIT COMMITTEE

The Audit Committee is currently comprised of five independent directors and operates under a written charter adopted by the Board. The Audit Committee reviews the charter at least annually, reviewing it last in December 2023. The charter is available through the “Investor Relations, Corporate Governance” portion of the Company’s website www.westernunion.com.

The Board has the ultimate authority for effective corporate governance, including the role of oversight of the management of the Company. The Audit Committee’s purpose is to assist the Board in fulfilling its oversight responsibilities with respect to the Company’s consolidated financial statements, independent registered public accounting firm qualifications and independence, performance of the Company’s internal audit function and independent registered public accounting firm, and other matters identified in the Audit Committee Charter. The Audit Committee relies on the expertise and knowledge of management, the internal auditors and the independent registered public accounting firm in carrying out its responsibilities. Management is responsible for the preparation, presentation, and integrity of the Company’s consolidated financial statements, accounting and financial reporting principles, internal control over financial reporting and disclosure controls, and procedures designed to ensure compliance with accounting standards, applicable laws, and regulations. In addition, management is responsible for objectively reviewing and evaluating the adequacy, effectiveness, and quality of the Company’s system of internal control. The Company’s independent registered public accounting firm, Ernst & Young LLP, is responsible for performing an independent audit of the consolidated financial statements and for expressing an opinion on the conformity of those financial statements with United States generally accepted accounting principles. The Company’s independent registered public accounting firm is also responsible for expressing an opinion on the effectiveness of the Company’s internal control over financial reporting.

The Audit Committee engages in an annual evaluation of the independent public accounting firm’s qualifications, assessing the firm’s quality of service, the firm’s sufficiency of resources, the quality of the communication and interaction with the firm, and the firm’s independence, objectivity, and professional skepticism. In evaluating and selecting the Company’s independent registered public accounting firm, the Audit Committee considers, among other things, historical and recent performance of the firm, an analysis of known significant legal or regulatory proceedings related to the firm, recent Public Company Accounting Oversight Board (the “PCAOB”) reports regarding the firm, industry experience, audit fee revenues, audit approach, and the independence of the firm. The Audit Committee also periodically considers the advisability and potential impact of selecting a different independent public accounting firm. In addition, the Audit Committee is involved in the lead audit partner selection process.

During fiscal year 2023, the Audit Committee fulfilled its duties and responsibilities as outlined in its charter. Specifically, the Audit Committee, among other actions:

-	reviewed and discussed with management and the independent registered public accounting firm the Company’s quarterly earnings press releases, consolidated financial statements, and related periodic reports filed with the SEC;
-	reviewed the Company’s guidelines and policies that govern the process by which the Company goes about assessing and managing its exposure to risks, including discussing with management, internal auditors and the independent auditor their assessment of the Company’s major financial risk exposures and the steps that have been taken to monitor and control such exposures;
-	reviewed with management, the independent registered public accounting firm and the internal auditor, management’s assessment of the effectiveness of the Company’s internal control over financial reporting, and the effectiveness of the Company’s internal control over financial reporting;
-	reviewed with the independent registered public accounting firm, management, and the internal auditor, as appropriate, the audit scope and plans of both the independent registered public accounting firm and internal auditor;
-	reviewed with the independent registered public accounting firm the critical audit matter expected in their report for the 2023 audit;
-	met in periodic executive sessions with each of the independent registered public accounting firm, management, and the internal auditor;
-	received the written disclosures and the annual letter from Ernst & Young LLP provided to us pursuant to PCAOB Ethics and Independence Rule 3526, Communication with Audit Committees Concerning Independence, concerning their independence and discussed with Ernst & Young LLP their independence; and
-	reviewed and pre-approved all services to be performed by Ernst & Young LLP and the related fees, as described in Proposal 3–Ratification of Selection of Auditors, and considered whether Ernst & Young LLP’s provision of non-audit services to the Company was compatible with the independence of the independent registered public accounting firm.

2024 Proxy Statement  |  29

 REPORT OF THE AUDIT COMMITTEE

The Audit Committee has reviewed and discussed with the Company’s management and independent registered public accounting firm the Company’s audited consolidated financial statements and related footnotes for the fiscal year ended December 31, 2023, and the independent registered public accounting firm’s report on those financial statements. Management represented to the Audit Committee that the Company’s financial statements were prepared in accordance with United States generally accepted accounting principles.

We have discussed with Ernst & Young LLP the matters required to be discussed with the Audit Committee by the applicable requirements of the PCAOB and the SEC. Such communications include, among other items, matters relating to the conduct of an audit of the Company’s consolidated financial statements under the standards of the

PCAOB. This review included a discussion with management and the independent registered public accounting firm about the quality (not merely the acceptability) of the Company’s accounting principles, the reasonableness of significant estimates and judgments, and the disclosures in the Company’s financial statements, including the disclosures relating to critical accounting policies.

In reliance on the review and discussions described above, we recommended to the Board of Directors, and the Board approved, that the audited consolidated financial statements and management’s assessment of the effectiveness of internal control over financial reporting be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2023 for filing with the SEC.

Audit Committee

Jan Siegmund (Chair)
Julie M. Cameron-Doe
Timothy P. Murphy
Angela A. Sun
Solomon D. Trujillo

30  |  The Western Union Company

COMPENSATION AND BENEFITS COMMITTEE REPORT

The Compensation Committee has reviewed and discussed the Company’s Compensation Discussion and Analysis with management and based on such review and discussion, the Compensation Committee recommended to the Board of

Directors that the Compensation Discussion and Analysis be included in the Company’s Proxy Statement and its Annual Report on Form 10-K for the fiscal year ended December 31, 2023.

Compensation and Benefits Committee

Michael A. Miles, Jr. (Chair)
Martin I. Cole
Suzette M. Deering
Betsy D. Holden
Angela A. Sun

2024 Proxy Statement  |  31

COMPENSATION DISCUSSION AND ANALYSIS

EXECUTIVE SUMMARY

BUSINESS OVERVIEW

The Western Union Company provides people and businesses with fast, reliable, and convenient ways to send money and make payments around the world. Western Union offers its services in more than 200 countries and territories. Our business is complex: our regulatory environment is disparate and developing; our consumers are different from those addressed by traditional financial services firms; and our agent and client relationships are numerous and varied.

Managing these complexities is at the center of Western Union’s success, and our leadership must be capable of supporting our Company’s goals amid this complexity.

The Company’s key strategic pillars for 2023 are set forth in the chart below. The performance goals and objectives under our annual incentive and long-term incentive programs were designed to support these strategic pillars.

Please see our 2023 Annual Report on Form 10-K for more information regarding our performance.

(1)	See Annex A for a reconciliation of measures that are not based on accounting principles generally accepted in the United States (“GAAP”) to the comparable GAAP measure.

32  |  The Western Union Company

COMPENSATION DISCUSSION AND ANALYSIS

EXECUTIVE COMPENSATION FRAMEWORK

The Company’s executive compensation framework is designed to reinforce our executive compensation philosophy and objectives and includes the following:

WHAT WE DO

 Pay-for-performance and at-risk compensation.

A significant portion of our targeted annual compensation is performance-based and/or subject to forfeiture (“at-risk”), with emphasis on variable pay to reward short- and long-term performance measured against pre-established objectives informed by our Company’s strategy. For 2023, performance-based compensation comprised approximately 76% of the targeted annual compensation for our CEO and, on average, approximately 55% of the targeted annual compensation for our other NEOs. The remaining components of such NEOs’ 2023 targeted annual compensation consisted of base salary and service-based RSUs, with the Compensation Committee viewing the service-based RSUs as at-risk as their value fluctuates based on our stock price performance.

  Align compensation with stockholder interests.

Performance measures for incentive compensation are linked to the overall performance of the Company and are designed to be aligned with the creation of long-term stockholder value.

  Emphasis on future pay opportunity vs. current pay.

Our long-term incentive awards are equity-based, use performance and multi-year vesting provisions to encourage retention, and are designed to align our NEOs’ interests with long-term stockholder interests. For 2023, long-term equity compensation comprised approximately 78% of the targeted annual compensation for our CEO and, on average, approximately 55% of the targeted annual compensation for our other NEOs.

  Mix of performance metrics.

The Company utilizes a mix of performance metrics that emphasize both absolute performance goals, which provide the primary links between incentive compensation and the Company’s strategic operating plan and financial results, and a relative payout modifier, which measures the Company’s relative TSR versus the S&P 500 Index.

  Stockholder engagement.

The Compensation Committee chair and members of management engage with stockholders regularly to discuss and understand their perceptions or concerns regarding our executive compensation program.

  “Clawback” policies.

Pursuant to the Company’s Dodd-Frank Policy, the Company is required to recoup certain incentive compensation from covered officers in the event of a financial restatement. In addition, the Company maintains a separate Misconduct Policy which provides that the Company may, in its sole discretion, recoup certain incentive compensation, including time-based equity awards, from covered officers in the event the covered officer engages in compliance misconduct or detrimental conduct, which may include actions that resulted in a financial restatement.

  Robust stock ownership guidelines.

We require our executive officers to own a meaningful amount of Company stock to align them with long-term stockholder interests (6x base salary in the case of our CEO and 3x base salary for our other NEOs).

  Include ESG metrics in compensation program.

Our annual incentive program incorporates ESG metrics, which qualitatively assess progress towards the Company’s three ESG pillars - Integrity of Global Money Movement, Economic Prosperity, and Diversity, Equity, Inclusion, and Belonging. In addition, our annual incentive program incorporates compliance and leadership metrics.

  Multi-year vesting and/or performance periods for long-term incentive awards.

  Independent compensation consultant retained by the Compensation Committee.

  “Double trigger” severance benefits in the event of a change-in-control.

  Maximum payout caps for annual cash incentive compensation and PSUs.

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COMPENSATION DISCUSSION AND ANALYSIS

WHAT WE DON’T DO

✘  No repricing or buyout of underwater stock options without stockholder approval.

✘  No change-in-control tax gross-ups.

✘  Prohibition against pledging and hedging of Company securities by senior executives and directors.

✘  No dividends or dividend equivalents paid on unvested or unearned PSUs or RSUs.

✘  No service-based defined benefit pension plan.

CHIEF EXECUTIVE OFFICER COMPENSATION

Mr. McGranahan’s 2023 base salary and annual incentive award target remained unchanged from the levels set at the time he joined the Company in December 2021, while Mr. McGranahan’s long-term incentive award target increased from $8,000,000 to $9,500,000. In February 2023, the Compensation Committee approved (and the independent members of the Board ratified) this increase based on their assessment of his performance, and consideration of relevant market data (as provided by the Compensation Committee’s independent consultant, Meridian). In approving the adjustment, the Compensation Committee elected to deliver the entire increase in Mr. McGranahan’s total direct compensation in the form of long-term incentive awards to further align his interests with stockholders through the risks and rewards of equity ownership and to further support the execution of the Company’s long-term strategy. Following this adjustment, Mr. McGranahan’s 2023 target compensation was aligned with median compensation for chief executive officers in the 2023 peer group, based on the most recent publicly available information, as compiled by the Company’s independent consultant.

For 2023 performance, Mr. McGranahan received an annual incentive payout of $1,870,000; reflecting a payout of 110% of target, as further described on pages 42-44.

In 2023, Mr. McGranahan’s long-term incentive allocation was comprised of 60% PSUs, 20% stock options and 20% service-based RSUs. Further information with respect to the 2023 long-term incentive awards can be found on pages 44-48.

Mr. McGranahan’s 2023 total target direct compensation (which includes base salary, target bonus opportunity and the 2023 long-term incentive grant value) was weighted significantly toward variable and performance-based incentive pay over fixed pay, and long-term, equity-based pay over annual cash compensation, because the Compensation Committee desired to tie a significant level of the CEO’s compensation to the performance of the Company.

The percentage of compensation delivered in the form of performance-based compensation in 2023 was higher for Mr. McGranahan as compared to our other NEOs because the Compensation Committee believes that the CEO’s leadership is one of the key drivers of the Company’s success and that a greater percentage of the CEO’s total compensation should be variable as a reflection of the Company’s level of performance. Market data provided by the Compensation Committee’s independent compensation consultant supported this practice as well.

The following chart illustrates our CEO pay philosophy of heavily weighting targeted CEO compensation toward variable, performance-based pay elements.

CEO 2023 TOTAL TARGET DIRECT COMPENSATION

2023 SAY ON PAY VOTE

The Company received approximately 92% support for its “say on pay” vote at the Company’s 2023 Annual Meeting of Stockholders and an average support level of 91% for the Company’s “say on pay” votes over the last five years. After considering the 2023 “say on pay” results, the Compensation Committee determined that the Company’s executive compensation philosophy, compensation objectives, and compensation elements continued to be appropriate and did not make any specific changes to the Company’s executive compensation program in response to the 2023 “say on pay” vote.

34  |  The Western Union Company

COMPENSATION DISCUSSION AND ANALYSIS

STOCKHOLDER ENGAGEMENT

Management and the Compensation Committee Chair regularly reach out to stockholders to better understand their views on the Company’s executive compensation program, the “say on pay” vote and our executive compensation disclosure. In 2023, the Company reached out to stockholders who held approximately 54% of the Company’s outstanding common stock to discuss the Company’s executive compensation program. Over the past few years, the Compensation Committee and management have found these discussions to be very helpful in their ongoing evaluation of the Company’s executive compensation program, and intend to continue to obtain this feedback in the future.

ESTABLISHING AND EVALUATING EXECUTIVE COMPENSATION

INTRODUCTION

This Compensation Discussion and Analysis describes how the Compensation Committee determined 2023 executive compensation, the elements of our executive compensation program and the compensation of each of our NEOs. The information provided should be read together with the information presented in the “Executive Compensation” section of this Proxy Statement. For 2023, the NEOs were:(1)

(1)	For 2023, the NEOs also included Jean Claude Farah, former President, Middle East and Asia Pacific (not pictured above). On November 15, 2023, the Company determined that Mr. Farah would cease serving as President, Middle East and Asia Pacific, effective as of December 1, 2023.
(2)	Effective January 20, 2023, Mr. Cagwin was promoted to the position of Chief Financial Officer (“CFO”).

2024 Proxy Statement  |  35

 COMPENSATION DISCUSSION AND ANALYSIS

OUR EXECUTIVE COMPENSATION PHILOSOPHY AND OBJECTIVES

The Compensation Committee has adopted the following compensation objectives and guiding principles to align the Company’s incentive compensation program with the Company’s overall executive compensation philosophy:

Our Executive Compensation Philosophy

The Compensation Committee believes the Company’s executive compensation program should reward actions and behaviors that build a foundation for the long-term strength and performance of the Company, while also rewarding the achievement of short-term performance goals informed by the Company’s strategy.

Objectives

•

Align executive goals and compensation with stockholder interests

•

Attract, retain and motivate outstanding executive talent

•

Pay-for-performance – Hold executives accountable and reward them for achieving financial, strategic and operating goals

Guiding Principles

•

Pay-for-Performance: Pay is significantly performance-based and at-risk, with emphasis on variable pay to reward short- and long-term performance measured against pre-established objectives informed by the Company’s strategy.

•

Align Compensation with Stockholder Interests: Link incentive payouts with the overall performance of the Company, including achievement of financial and strategic objectives, as well as individual performance and contributions, to create long-term stockholder value.

•

Stock Ownership Guidelines: Our program requires meaningful stock ownership by our executives to align them with long-term stockholder interests.

•

Emphasis on Future Pay Opportunity vs. Current Pay: Our long-term incentive awards are delivered in the form of equity-based compensation with multi-year vesting provisions to encourage retention.

•

Hire, Retain and Motivate Top Talent: Offer market-competitive compensation which clearly links payouts to actual performance, including rewarding appropriately for superior results, facilitating the hire and retention of high-caliber individuals with the skills, experience and demonstrated performance required for our Company.

•

Principled Programs: Structure our compensation programs considering corporate governance best practices and in a manner that is understandable by our participants and stockholders.

THE BOARD OF DIRECTORS AND THE COMPENSATION COMMITTEE

Our Board oversees the goals and objectives of the Company and the CEO, evaluates succession planning with respect to the CEO and evaluates the CEO’s performance. The Compensation Committee supports the Board by:

•	Establishing the Company’s compensation philosophy;
•	Overseeing the development and implementation of the Company’s compensation and benefits policies;
•	Reviewing and approving corporate goals and objectives relevant to the compensation of the CEO and other executive officers;

•	Approving the compensation levels of each of the executive officers;
•	Approving the compensation of the CEO, with ratification by the independent directors of the Board; and
•	Overseeing critical role development and succession efforts by providing strategic direction as the Board identifies key executive skills and experience priorities.

The Compensation Committee’s responsibilities under its charter are further described in the “Corporate Governance—Committees of the Board of Directors” section of this Proxy Statement.

36  |  The Western Union Company

COMPENSATION DISCUSSION AND ANALYSIS

Mr. McGranahan, while not a member of the Compensation Committee, attended portions of each meeting of the Compensation Committee in 2023 to contribute to and understand the committee’s oversight of, and decisions relating to, executive compensation. Mr. McGranahan did not attend portions of the meetings relating to his compensation. The Compensation Committee regularly conducts executive sessions without management present.

The Compensation Committee also engages in an ongoing dialog with the CEO and the committee’s independent compensation consultant in the evaluation and establishment of the elements of our executive compensation program. Further, the Compensation Committee received input from employees in the Company’s human resources department, including the Chief People Officer, in making executive compensation decisions.

COMPENSATION CONSULTANTS

During 2023, Meridian continued to provide executive and director compensation consulting services to the Compensation Committee.

Meridian is retained by and reports directly to the Compensation Committee and participates in committee meetings. Meridian informs the committee on market trends, as well as regulatory issues and developments and how they may impact the Company’s executive compensation program. Meridian also:

•	Participates in the design of the executive compensation program to help the committee evaluate the linkage between pay and performance;
•	Reviews market data and advises the committee regarding the compensation of the Company’s executive officers;
•	Reviews and advises the committee regarding outside director compensation; and

•	Performs an annual risk assessment of the Company’s compensation program, as described in the “Executive Compensation—Risk Management and Compensation” section of this Proxy Statement.

Meridian does not provide any other services to the Company. The Compensation Committee has assessed the independence of Meridian pursuant to the NYSE rules and the Company concluded that the work performed by Meridian for the Compensation Committee did not raise any conflict of interest.

During 2023, management retained the services of Willis Towers Watson PLC (“WTW”) to assist the Company in evaluating the Company’s annual and long-term incentive programs. The Compensation Committee has assessed the independence of WTW pursuant to the NYSE rules and the Company concluded that WTW’s work did not raise any conflict of interest.

SETTING 2023 COMPENSATION

In late 2022 and early 2023, the Compensation Committee, working with Meridian and the CEO, engaged in a detailed review of the Company’s executive compensation program to evaluate whether the design and levels of each compensation element were:

•	Appropriate to support the Company’s strategic performance objectives, strategic transformation and leadership transition;
•	Consistent with the philosophy and objectives described under “—Our Executive Compensation Philosophy and Objectives” above; and
•	Reasonable when compared to market pay practices (see “—Market Comparison” below).

Consistent with the 2022 executive compensation program, the Company’s 2023 executive compensation program continued to be significantly weighted towards performance-based compensation and included a diversified mix of long-term incentive awards. For 2023, the Compensation Committee made certain modifications to the performance goals used in the executive compensation program as compared to the prior year in order to further align the incentive plans with the Company’s long-term business strategy and key growth enablers, incentivize the achievement of financial commitments made at the Company’s 2022 Investor Day, drive greater accountability for business unit or functional outcomes and properly reward participants for Company, team and individual results.

With respect to the 2023 Annual Incentive Plan, the Compensation Committee reduced the weighting of the financial component of the Annual Incentive Plan from 70% to 50% and allocated 20% of the 2023 Annual Incentive Plan payouts to business unit/functional group goals and compliance-related initiatives in order to increase business unit/functional group accountability while continuing to emphasize compliance as a priority throughout the organization. For the financial portion of the 2023 Annual Incentive Plan, the Compensation Committee also modified the performance metrics as compared to prior years by removing profit margin as a metric and increasing the

2024 Proxy Statement  |  37

COMPENSATION DISCUSSION AND ANALYSIS

weight on EPS. The strategic component of the 2023 Annual Incentive Plan included goals relating to customer retention as well as customer growth goals in order to align with the Company’s long-term business strategy. Finally, the 2023 Annual Incentive Plan retained the +/-25% individual performance modifier for participants other than the CEO with the modifier to be determined based on a qualitative assessment with respect to leadership and impact on areas such as customer focus, ESG and team engagement.

With respect to the 2023 Long-Term Incentive Plan design, the Compensation Committee replaced consolidated revenue as the sole financial performance metric with consolidated revenue growth, operational efficiency and Consumer Services revenue growth, weighted 50%, 25%, and 25%, respectively. To emphasize the alignment of the executive compensation program with the interests of the Company’s stockholders and consistent with the 2022 design, PSU payouts are subject to a relative TSR performance modifier, pursuant to which the number of PSUs scheduled to vest will be multiplied by a payout modifier (ranging from 75% to 125%) based on the Company’s relative TSR performance. The Compensation Committee approved the 2023 Long-Term Incentive Plan design to incentivize the building of a sustainable business for the Company’s stockholders. Consistent with the 2022 design, financial performance for the 2023 PSUs will be measured against annual performance goals established at the beginning of each year during the performance period to reflect the difficulty of establishing three-year performance goals as the Company continues to execute on its strategic transformation plan.

The Compensation Committee set the annual and long-term incentive targets for the 2023 executive compensation program in February 2023. The Compensation Committee believed at the time that the performance targets were rigorous yet achievable, and therefore established the targets so that they would be achieved, at the target performance level, if the Company successfully executed against its operating plan for 2023 with respect to the annual incentive plan and successfully executed against its long-term targets during the 2023-2025 performance period.

With respect to setting 2023 compensation levels, Mr. McGranahan presented to the Compensation Committee his evaluation and recommendation for each of the other NEOs and their respective salary, annual bonus targets, and long-term incentive award targets. Mr. McGranahan based his assessments on a number of factors, including but not limited to: individual performance and relative contributions to the Company’s success; the performance of the executive’s respective business unit or functional area; retention considerations; market data; compensation history; and internal equity. After consideration and discussion, the Compensation Committee reviewed and approved Mr. McGranahan’s 2023 recommendations for the NEOs other than himself.

In setting Mr. McGranahan’s 2023 compensation, the Compensation Committee considered market data regarding chief executive officer compensation levels provided by Meridian and a tally sheet of Mr. McGranahan’s historical and current compensation data, among other information. No member of management made any recommendations regarding Mr. McGranahan’s compensation or, except for the Company’s Chief People Officer, participated in the portions of the Compensation Committee meeting or in the meeting of the independent directors of the Board during which Mr. McGranahan’s compensation was determined or ratified.

MARKET COMPARISON

For 2023, the Compensation Committee considered market pay practices when setting executive compensation, but did not target percentile ranks of specific compensation elements or total target direct compensation against the market data. Instead, the committee used market data to assess the overall competitiveness and reasonableness of the Company’s executive compensation program.

While the Compensation Committee considers relevant market pay practices when setting executive compensation, it does not believe it is appropriate to establish compensation levels based only on market practices. The Compensation Committee believes that compensation decisions are complex and require a deliberate review of Company and individual performance and peer compensation levels. The factors that influence the amount of compensation awarded include, but are not limited to:

•	Market competition for a particular position;
•	Experience and past performance inside or outside the Company;
•	Role and responsibilities within the Company;
•	Tenure with the Company and associated institutional knowledge;
•	Long-term potential with the Company;
•	Innovative thinking and leadership;
•	Money transfer or financial services industry expertise;
•	Personal performance and contributions;
•	Succession planning;
•	Past and future performance objectives; and
•	Value of the position within the Company.

38  |  The Western Union Company

COMPENSATION DISCUSSION AND ANALYSIS

As further discussed below, the Compensation Committee considered market data from both an executive compensation peer group and a general industry compensation survey, but did not assign a specific weight to either data source.

The Compensation Committee believes that the Company’s executive compensation peer group should reflect the markets in which the Company competes for business, executive talent and capital. Accordingly, the Company’s peer group includes companies meeting either of the following criteria:

•	Global brands providing virtual products or services; or
•	Companies involved with payment and/or processing services.

The executive compensation peer group used for evaluating 2023 compensation decisions consisted of the companies below, which was the same executive compensation peer group used to evaluate 2022 compensation decisions. Meridian compiled compensation information from the peer group based on the publicly filed documents of each member of the peer group. Based on the information below, the Company estimates that it is between the 25th and 50th percentiles of the peer group in terms of revenues, above the 75th percentile of the peer group in terms of percentage of total revenues outside of the US, and below the 25th percentile of the peer group in terms of market capitalization.

PEER GROUP	FISCAL YEAR 2022 REVENUES* (IN MILLIONS)	INTERNATIONAL BUSINESS (% OF TOTAL REVENUES OUTSIDE OF THE US)	MARKET CAP (AS OF 12/31/2022) (IN MILLIONS)
Bread Financial Holdings, Inc.	$2,232	**	$1,877
Broadridge Financial Solutions, Inc.	$5,709	13%	$15,781
CME Group Inc.	$5,009	**	$60,492
Discover Financial Services	$10,978	0%	$26,730
eBay Inc.	$9,795	51%	$22,504
Euronet Worldwide, Inc.	$3,359	75%	$4,681
Fidelity National Information Services, Inc.	$14,528	24%	$40,261
Fiserv, Inc.	$17,737	14%	$64,182
FLEETCOR Technologies, Inc.	$3,427	39%	$13,547
Genpact Limited	$4,371	76%	$8,489
Global Payments Inc.	$8,976	16%	$26,856
Intercontinental Exchange, Inc.	$7,292	33%	$57,302
Jack Henry & Associates, Inc.	$1,943	0%	$12,807
MoneyGram International, Inc.	$1,310	58%	$1,051
Nasdaq, Inc.	$6,226	18%	$30,140
Paychex, Inc.	$4,612	1%	$41,656
PayPal Holdings, Inc.	$27,518	43%	$81,193
SS&C Technologies Holdings, Inc.	$5,283	29%	$13,114
25th Percentile	$3,663	14%	$12,884
50th Percentile	$5,496	27%	$24,617
75th Percentile	$9,590	45%	$41,307

*	All data was compiled by Meridian who obtained peer company financial market intelligence from S&P Capital IQ.
**	Data not available for this metric.

2024 Proxy Statement  |  39

COMPENSATION DISCUSSION AND ANALYSIS

The Compensation Committee also referenced general industry compensation survey data in evaluating executive pay in order to consider a broader perspective on market practices. To assist the Compensation Committee in its review of the general industry compensation survey data, Meridian extracts compensation information from the surveys with respect to companies with annual revenues generally ranging from $3 billion to $6 billion. For the 2023 compensation review, Meridian compiled compensation data from general industry executive pay surveys provided by WTW (which included data from companies with annual revenues between $3 billion and $6 billion), and peer group data taken directly from peer group proxy statements or from the Equilar Top 25 database. Executive positions were matched to the peer group proxy data and third-party survey data based on role, responsibility, and reporting relationships.

Use of Tally Sheets

The Compensation Committee reviews tally sheets that present historical and current compensation data, valuations of future equity vesting, value of option exercises in the past five years, as well as analyses for hypothetical terminations and retirements to allow the Compensation Committee to consider the Company’s obligations under such circumstances. The tally sheets provide additional context for the Compensation Committee in determining and assessing NEO compensation.

THE WESTERN UNION 2023 EXECUTIVE
COMPENSATION PROGRAM

Pay-For-Performance and At-Risk Compensation

The principal components of the Company’s 2023 annual executive compensation program were annual base salary, annual incentive awards, and long-term incentive awards in the form of PSUs, stock options (for Mr. McGranahan) and RSUs. The Compensation Committee designed the 2023 executive compensation program so that performance-based pay elements (Annual Incentive Plan awards, PSUs and, if applicable, stock options) would constitute a significant portion of the executive compensation awarded, determined at target levels. The following charts illustrate the mix of the targeted annual compensation for Mr. McGranahan and the average targeted annual compensation for the other NEOs, and the portion of that compensation that is performance-based and/or at-risk.

For purposes of these charts, the percentage of targeted annual compensation was determined based on the annual base salary and target incentive opportunities applicable to the NEOs as of December 31, 2023.

CEO 2023 TOTAL TARGET DIRECT COMPENSATION	NEO 2023 TOTAL TARGET DIRECT COMPENSATION

40  |  The Western Union Company

COMPENSATION DISCUSSION AND ANALYSIS

ELEMENTS OF 2023 EXECUTIVE COMPENSATION PROGRAM

The following table lists the material elements of the Company’s 2023 executive compensation program for the Company’s NEOs. The Compensation Committee believes that the design of the Company’s executive compensation program focuses on performance-based compensation elements, provides alignment with the Company’s short- and long-term financial and strategic priorities at the time through the annual and long-term incentive programs, and provides alignment with stockholder interests.

	Fixed	At-Risk / Performance-Based

	Base Salary	Annual Incentive Awards	PSUs	Stock Options (CEO only)	RSUs

Key Characteristics	Fixed compensation component payable in cash.	Variable compensation component payable in cash based on performance against annually established performance objectives.

PSUs vest based on the Company’s achievement of financial performance and operational efficiency objectives, with a payout modifier based on the Company’s relative TSR performance.

The value of PSUs is also dependent on our stock price over the performance period.

PSUs accrue dividend equivalents, with dividend equivalents paid only to the extent the underlying shares vest.

Non-qualified stock options granted with an exercise price equal to fair market value on the date of grant that expire 10 years after grant and become exercisable in 25% annual increments over a four-year vesting period based on continued service during the vesting period.

The value of stock options is dependent on our stock price over the option term.

RSUs vest in one-third annual increments based on continued service during the vesting period.

The value of RSUs is dependent on our stock price over the vesting period.

RSUs accrue dividend equivalents, with dividend equivalents paid only to the extent the underlying shares vest.

Why We Pay This Element	Establish a pay foundation at competitive levels to attract and retain talented executives.

Motivate and reward executives for performance on key financial, strategic, business unit and compliance, and/or individual performance goals over the year.

Hold our executives accountable, with payouts based on actual performance against pre-established and communicated performance goals.

Align the interests of executives with those of our stockholders by focusing the executives on the Company’s financial, operational efficiency, and TSR performance over a multi-year performance period.

Hold our executives accountable, with payouts varying from target based on actual performance against pre-established and communicated performance goals.

Align interests of the CEO with those of our stockholders by focusing on long-term stock price appreciation over the option term.

Competitive with market practices in order to attract and retain top executive talent.

Align the interests of executives with those of our stockholders by focusing the executives on long-term objectives over a multiyear vesting period, with the value of the award fluctuating based on stock price performance.

How We Determine Amount*	Experience, job scope, responsibilities, market data, internal equity, and individual performance.

Internal pay equity, market practice, corporate and individual performance.

Cash payouts ranging from 0% to 200% of target based on the achievement of financial and strategic goals (inclusive of an additional +/- 25% modifier for participants other than Mr. McGranahan based on individual leadership and impact as measured across areas such as customer focus, ESG and team engagement).

Payouts are capped at a total of 200% of target.

Internal pay equity, market practice and individual performance.

PSUs are subject to vesting ranging from 0% to 200% of target based on revenue growth and operational efficiency goals during the performance period. The number of PSUs scheduled to vest based on our achievement will be multiplied by a payout modifier (ranging from 75% to 125%), based on the Company’s relative TSR versus the S&P 500 Index over the 2023-2025 performance period.

				Internal pay equity, market practice and individual performance.	Internal pay equity, market practice and individual performance.
*	See the “Setting 2023 Compensation” section for further information regarding the determination of 2023 compensation levels.

2024 Proxy Statement    |  41

COMPENSATION DISCUSSION AND ANALYSIS

Each of Western Union’s 2023 executive compensation program elements is described in further detail below.

Base Salary

Our philosophy is that base salaries should meet the objectives of attracting and retaining the executives needed to lead the business. Base salary is a fixed compensation component payable in cash. In connection with his appointment to the position of CFO in January 2023, Mr. Cagwin received a base salary increase from $425,000 to $525,000, which was determined based upon input of the Compensation Committee’s independent compensation consultant and competitive market data. Mr. Angelini received a base salary increase from $440,000 to $442,300 in December 2023 in accordance with the local collective bargaining agreement to which he and similarly situated employees are subject. None of our other NEOs received a base salary increase during 2023.

The following table sets forth each NEO’s 2022 and 2023 base salary levels as of December 31 of each year:

EXECUTIVE	2022 BASE SALARY ($000)	2023 BASE SALARY ($000)
Devin McGranahan	1,000.0	1,000.0
Matt Cagwin	425.0	525.0
Andrew Walker	550.0	550.0
Benjamin Adams	450.0	450.0
Giovanni Angelini*	440.0	442.3
Jean Claude Farah*	500.0	500.0

*	For 2022 and 2023, Messrs. Angelini and Farah’s salary were denominated in U.S. dollars but were paid to or on behalf of Mr. Angelini in euros, based on a conversion rate of 1.1, and Mr. Farah in Emirati dirham, based on a conversion rate of 0.272261.

Annual Incentive Compensation

Our Annual Incentive Plan is designed to motivate and reward our NEOs for achieving short-term performance objectives. We believe the program supports our “pay-for-performance” culture. Specifically, in designing the 2023 Annual Incentive Plan, the Compensation Committee established goals designed to further align the plan with the Company’s long-term business strategy and key growth enablers, incentivize the achievement of financial commitments made at the Company’s 2022 Investor Day, drive greater accountability for business unit or functional outcomes and properly reward participants for Company, team and individual results.

Target payout opportunities under the Annual Incentive Plan are expressed as a percentage of a participant’s annual base salary. For 2023, in connection with Mr. Cagwin’s appointment to the position of CFO, the Compensation Committee increased his target bonus opportunity from 50% to 100% of base salary in order to align his annual incentive target with market data and the Company’s historical compensation practices. None of our other NEOs received an Annual Incentive Plan target increase with respect to 2023.

Potential payouts ranged from 0% to 200% of target based on the achievement of pre-established financial, strategic, and business unit and compliance goals. To measure individual performance against key objectives for the Company as well as the executive’s success in fulfilling the executive’s responsibilities, the total payout under the Annual Incentive Plan for the NEOs other than Mr. McGranahan was subject to a +/- 25% modifier based on the Compensation Committee’s assessment of performance on metrics relating to leadership, ESG, and customer focus. In addition to the specific ESG metrics included in the program, the Compensation Committee believes the compliance and leadership metrics support key ESG initiatives for the Company. Payouts for the NEOs were capped at 200% of each individual’s target bonus opportunity.

The Annual Incentive Plan was based on the achievement of financial, strategic, and business unit and compliance goals weighted 50%, 30%, and 20%, respectively. The weighting of the performance measures reflects the desire of the Compensation Committee to tie a significant portion of annual incentive compensation to performance measures that the committee believes are meaningful to and readily accessible by our investors, while at the same time emphasizing strategic performance objectives focused on the Company’s growth imperatives and execution of its longterm strategic plan and compliance objectives.

Financial Performance and Goal Setting. Consistent with prior years, the Compensation Committee set the annual incentive targets for the 2023 Annual Incentive Plan in February 2023. In order to better align the incentives with the Company’s long-term strategy, for 2023, the Compensation Committee approved certain modifications to the financial component of the Annual Incentive Plan. In particular, the financial component of the 2023 Annual Incentive Plan measured performance based on adjusted revenue and adjusted EPS targets, weighted 40% and 60%, respectively, as compared to the 2022 design of measuring performance with respect to adjusted revenue, adjusted profit margin, and adjusted earnings per share weighted 50%, 30% and 20% respectively. The changes to the performance metrics were made to focus on performance measures aligned with the Company’s long-term strategy and measures viewed as meaningful to and readily accessible by our investors. The Compensation Committee believed at the time that the performance targets were rigorous yet achievable, and therefore established the targets so that they would be achieved, at the target performance level, if the Company successfully executed against its operating plan for 2023. In addition, the 2023 annual incentive targets were set based on the Company’s “Evolve 2025” strategy and related publicly announced 2023 financial projections. At the time the targets were set, they were designed to be challenging based on the operating environment and projections at the time, but achievable with the successful execution of our operating strategy.

42  |  The Western Union Company

COMPENSATION DISCUSSION AND ANALYSIS

	2023 TARGET*	2023 INCENTIVE RESULTS	ACHIEVEMENT (%)
Adjusted Revenue Growth	1.0%	1.5%	124%
Adjusted EPS	$1.60	$1.74	200%
Financial Performance Achievement			85%
*	2023 target and actual results for total revenue growth exclude Argentina inflation and Business Solutions revenue and are shown on a constant currency basis, calculated assuming no changes in the currency exchange rates from 2022 currency exchange rates. 2023 target and actual results for EPS exclude special items, such as acquisition and separation costs, the gain on the sale of Business Solutions, severance and other expenses from our operating expense redeployment program, and the income tax impact of these and other tax adjustments. The performance curve provided payout opportunities for performance ranging from (3.0)% to 3.0% for revenue growth and $1.55 to $1.70 for adjusted EPS.

When the financial performance measures were established, the Compensation Committee determined that the items described in the footnote to the table immediately above should be excluded from both the establishment of goals as well as the determination of payout calculations, to more closely align with the underlying operating performance of the business.

As described above, the Compensation Committee set the 2023 financial performance goals by establishing payout ranges based on the Company’s revenue and EPS. The Compensation Committee established the performance goals and corresponding payout percentages based upon input from management regarding the Company’s expected performance in the upcoming year and considering the Company’s new long-term strategy. The Compensation Committee designed the goals to encourage strong, focused performance by our executives, with the intention of encouraging profitable revenue growth while placing an emphasis on EPS. The 2023 performance goals provided a maximum initial payout level of 200% of target if adjusted revenue grew by 3.0% as compared to 2022 adjusted performance and adjusted EPS was equal to or greater than $1.70.

Strategic Performance and Goal Setting. Participants in the 2023 Annual Incentive Plan had 30% of their award opportunity allocated to the achievement of pre-established performance objectives based upon the Company’s strategic operating plan, with goals relating to retail customer retention, new digital customer growth, digital bank/wallet customer growth, and omnichannel customer growth. The strategic performance objectives were designed to be achievable, but required the coordinated, cross-functional focus and effort of the executives. Based on the achievement of the strategic performance objectives, the Compensation Committee certified a payout equal to 19% of each NEO’s target allocated to the strategic performance objectives.

Business Unit and Compliance Performance and Goal Setting. In order to emphasize regional and functional accountability and compliance as a continued priority throughout the organization, participants in the 2023 Annual Incentive Plan had 20% of their award opportunity allocated to the achievement of pre-established regional adjusted revenue and adjusted contribution margin targets (or, for non-regional specific dedicated individuals, average achievement of regional targets), as well as compliance/enterprise risk goals. Performance levels of the objectives were designed to be achievable, but required the coordinated, cross-functional focus and effort of the executives. Based on the achievement of the business unit and compliance objectives, the Compensation Committee certified a payout equal to 14%-15% of each continuing NEO’s target allocated to the business unit and compliance performance objectives.

Individual Performance Modifier and Goal Setting. Other than for Mr. McGranahan, each NEO’s payout under the 2023 Annual Incentive Plan was subject to a +/- 25% modifier based on the Compensation Committee’s assessment of individual performance. In making its assessment, the Compensation Committee considered the recommendations of Mr. McGranahan based on his review of the performance of each NEO against the objectives established by the Compensation Committee at the beginning of the year with respect to the individual performance modifier. For 2023, the application of the individual performance modifier was determined based on performance with respect to individual leadership and impact as measured across areas such as customer focus, the achievement of our ESG pillars (with a focus on diversity, equity, inclusion, and belonging) and team engagement.

The Compensation Committee believes that the performance objectives established for the individual performance modifier are indicators of our executives’ success in fulfilling their responsibilities to the Company, supporting the Company’s strategic operating plan and executing on key Company initiatives. The committee believes that including an assessment of contributions towards the Company’s progress on the Company’s three ESG pillars (Integrity of Global Money Movement, Economic Prosperity, and Diversity, Equity, Inclusion, and Belonging) reinforces these objectives as priorities throughout the organization. The performance required to receive a positive adjustment under the individual performance modifier was designed to be achievable, but required strong and consistent performance by the executive. Based on the Compensation Committee’s assessment of individual and business unit performance, the committee did approve individual performance modifiers for certain of the NEOs ranging from (10)% to 11%.

Compliance Evaluation. The 2023 award agreements under the Annual Incentive Plan are subject to the Company’s Misconduct Clawback and Forfeiture Policy (as amended effective as of October 2, 2023), which specifically authorizes the clawback of annual incentive payments due to compliance failures. In early 2024, the Compensation Committee determined that each NEO met the compliance-related evaluation criteria and therefore determined that each NEO remained eligible for a bonus with respect to 2023.

2024 Proxy Statement    |  43

COMPENSATION DISCUSSION AND ANALYSIS

NEO Payouts Under the 2023 Annual Incentive Plan. The following table sets forth each NEO’s 2023 target award opportunity expressed (i) as a percentage of 2023 base salary and (ii) in dollars and (iii) the annual incentive payouts received by each NEO. As described above, based on the Company’s total revenue and adjusted EPS results as compared to the pre-established goals, the overall achievement for the financial component of the annual incentive plan was 118%-119% for the continuing NEOs. The Company’s achievement level was, in part, impacted by a change in monetary policy by the Central Bank of Iraq, which resulted in an increase in demand for the Company’s services in that region. Although the formulaic results equated to an achievement level of 118%-119%, management recommended that the Compensation Committee consider the use of negative discretion to take into account that the change in Iraq monetary policy was not within the control of management, although still recognizing that our network of agents and infrastructure positioned the Company to benefit from the change in monetary policy. After considering management’s recommendation as well as the overall performance of the Company, the Compensation Committee approved 109%-110% as the overall achievement level for the financial component of the annual incentive plan, reflecting a 9% reduction in the formulaic achievement level.

EXECUTIVE	TARGET BONUS AS A % OF BASE SALARY	TARGET AWARD OPPORTUNITY ($000)	FINAL BONUS ($000)
Devin McGranahan	170%	1,700.0	1,870.0
Matt Cagwin	100%	525.0	635.3
Andrew Walker	90%	495.0	490.1
Benjamin Adams	90%	405.0	423.2
Giovanni Angelini	100%	442.3	535.2
Jean Claude Farah*	110%	550.0	709.5
*	As discussed under “Potential Payments Upon Termination or Change-in-Control – Executive Severance Policy,” Mr. Farah received a bonus payment with respect to the 2023 Annual Incentive Plan under the terms of his Release and Waiver Agreement. The bonus payment was based on projected achievement under the 2023 Annual Incentive Plan at the time that he entered into the Release and Waiver Agreement.

Long-Term Incentive Compensation

The objectives for the long-term incentive awards for 2023 were to:

●	Align the interests of our executives with the interests of our stockholders by focusing on objectives that support stock price appreciation and building a sustainable business for our stockholders;

●	Increase cross-functional executive focus in the coming years on Company performance through PSU awards with vesting tied to the achievement of absolute performance goals;

●	Continue executive focus on stockholder returns through the use of a relative TSR payout modifier; and

●	Retain the services of executives through multi-year vesting provisions.

The Company’s stockholder-approved Long-Term Incentive Plan allows the Compensation Committee to award various forms of long-term incentive grants, including stock options, RSUs, and performance-based equity and cash awards. The Compensation Committee approves all equity grants made to our senior executives, with the equity grants made to the CEO ratified by the independent members of the Board. In addition to the factors listed in the table under “Elements of 2023 Executive Compensation Program,” the Compensation Committee also considers dilution of the Company’s outstanding shares when making equity grants.

2023 Annual Long-Term Incentive Awards. In early 2023, the Compensation Committee approved the NEOs longterm incentive targets under the Long-Term Incentive Plan. Mr. McGranahan received a long-term incentive award target increase from the level established when he joined the Company in 2021, the value of which was determined based on their assessment of his performance, and consideration of relevant market data (as provided by Meridian). In approving the adjustment, the Compensation Committee elected to deliver the entire increase in Mr. McGranahan’s total direct compensation in the form of long-term incentive awards to further align his interests with stockholders through the risks and rewards of equity ownership and to further support the execution of the Company’s long-term strategy. Mr. Cagwin also received a long-term incentive award target increase with respect to 2023 in connection with his appointment to the position of CFO, with the value determined after considering market data and the Company’s historical compensation practices for the CFO role. Mr. Farah’s long-term incentive award target was adjusted to reflect the scope of his role relative to the competitive market.

The table sets forth the target award value and actual grant value, as of the date of grant, of the 2023 long-term incentive awards received by each NEO. In approving the actual grant value, the Compensation Committee may approve adjustments from the target award level to reflect individual performance, expanded responsibilities, retention concerns, or other factors considered relevant by the Compensation Committee.

44  |  The Western Union Company

COMPENSATION DISCUSSION AND ANALYSIS

EXECUTIVE	2023 LTI TARGET VALUE ($000)	2023 LTI GRANT VALUE ($000)
Devin McGranahan	9,500.0	9,500.0
Matt Cagwin	2,150.0	2,150.0
Andrew Walker	1,200.0	1,200.0
Benjamin Adams*	1,060.0	1,300.0
Giovanni Angelini*	800.0	840.0
Jean Claude Farah	1,050.0	1,050.0
*	The Compensation Committee increased Mr. Adams’ 2023 LTI grant value by $240,000 as compared to the target value to reflect his expanded duties as Interim Chief People Officer. In addition, Mr. Angelini’s 2023 LTI grant value was increased as compared to the target value by $40,000. Both of the adjustments to Messrs. Adams’ and Angelini’s LTI awards were intended to be one time in nature.

The 2023 LTI grant value was then allocated among PSUs, RSUs and stock options, as applicable. In 2023, the Compensation Committee granted the long-term incentive allocation indicated below to each of the NEOs:

CEO 2023 LONG-TERM INCENTIVE AWARDS	OTHER NEO 2023 LONG-TERM INCENTIVE AWARDS

The Compensation Committee believes that this mix is appropriate because it is designed to align the interests of our NEOs with the interests of our stockholders, drive long-term performance with respect to strategic measures, support retention of our NEOs and align with market practices as reported by Meridian. The Compensation Committee believes that this mix also represents a balanced reflection of stockholder returns and financial performance.

2023 PSU Awards. The 2023 PSUs will vest based on performance against goals with respect to (i) adjusted revenue growth (based on GAAP revenue, measured on a constant currency basis, and excluding the impact of Argentina inflation and material acquisitions and dispositions), weighted 50%, (ii) Consumer Services adjusted revenue growth (based on all non-transactional money transfer revenue, measured on a constant currency basis and excluding the impact of Argentina inflation), weighted 25%, and (iii) operational efficiency (evaluated based on cost savings as compared to 2022), weighted 25%. Consistent with the 2022 PSUs, the 2023 PSUs include an overall +/- TSR payout modifier, with the number of PSUs scheduled to vest based on the Company’s revenue and capital efficiency performance multiplied by a payout modifier ranging from 75% to 125%, determined based on our TSR relative to the S&P 500 Index and subject to a maximum payout of 200% of target. The performance goals represent a change from the goals set in 2022 for the PSU program, which was determined based solely on consolidated revenue with the TSR modifier. The committee approved this design change in order to encourage management focus on building a sustainable business for stockholders through an emphasis on growing non-money transfer revenue and driving cost efficiencies rather than focusing solely on consolidated revenue.

For 2023 and consistent with the 2022 design, the Compensation Committee approved a PSU design that will measure financial performance annually during each year of the three-year performance period, with each performance year equally weighted, the goals for each year established at the beginning of each of the three years in the performance period and the payout based on an average of the performance during each year over the three-year performance period. While financial performance will be measured on an annual basis, the TSR payout modifier will be determined based on a three-year performance period and the PSUs will remain subject to a full three years of stock price fluctuations as the awards do not vest until the third anniversary of the grant date (February 2026), except as otherwise provided under the Company’s Executive Severance Policy or the Long-Term Incentive Plan and related award agreement.

2024 Proxy Statement    |  45

COMPENSATION DISCUSSION AND ANALYSIS

For the first year of the three-year performance period, the Compensation Committee required adjusted revenue growth compared to prior year ranging between -1% and 1%, Consumer Services adjusted revenue growth compared to prior year of 10%, and operational efficiency savings of $30M in order to achieve target level performance for each of the performance goals with respect to the portion of the PSUs allocated to the first year of the three-year performance period. Similar to the Annual Incentive Plan design, for purposes of the adjusted revenue goal, the committee approved a target payout range rather than having one performance goal equating to target payout. The adjusted revenue, Consumer Services adjusted revenue, and operational efficiency goals were certified at 46%, 50%, and 50%, respectively, of target achievement, resulting in 146% of the portion of the 2023 PSUs attributable to the first year of the three-year performance period eligible for vesting.

With respect to the TSR payout modifier, relative TSR results between the 25th and 75th percentiles of the S&P 500 Index will be interpolated linearly (i.e., +/- 1% change from the 50th percentile), such that relative TSR results for 50th percentile performance will not result in the application of any TSR modifier (whereas relative TSR results for 60th percentile performance would result in the application of 110% of the TSR payout modifier).

The Compensation Committee approved the use of adjusted revenue growth, Consumer Services adjusted revenue growth, and operational efficiency in conjunction with the TSR modifier in order to place an emphasis on absolute Company performance and growing non-money transfer revenue and driving cost efficiencies while aligning to stockholder interests. The Compensation Committee utilized revenue as an element in both the Company’s Annual Incentive Plan and long-term incentive program. When designing the Company’s 2023 executive compensation program, the Compensation Committee evaluated a range of performance metrics for purposes of the Company’s incentive programs and considered input from management and Meridian. Based on such review, the Compensation Committee determined that while revenue continues to be viewed as a core driver of the Company’s performance and stockholder value creation and should remain a component in both the Annual Incentive Plan and long-term incentive program, the 2023 long-term incentive plan should be designed to focus management on building a sustainable business for our stockholders by incorporating performance goals which promote cost savings through operational efficiencies as well as non-transactional money transfer revenue.

The following table sets forth each NEO’s threshold, target and maximum award opportunity with respect to the 2023 PSUs:

	2023 PSU WITH TSR MODIFIER AWARD OPPORTUNITY
EXECUTIVE	THRESHOLD (#)	TARGET (#)	MAXIMUM (#)
Devin McGranahan	128,862	429,541	859,082
Matt Cagwin	28,773	95,911	191,822
Andrew Walker	16,060	53,532	107,064
Benjamin Adams	17,398	57,993	115,986
Giovanni Angelini	11,242	37,473	74,946
Jean Claude Farah*	14,052	46,841	93,682
*	In connection with Mr. Farah’s separation from the Company and in accordance with the underlying award agreement, Mr. Farah will be eligible to receive prorated vesting of his 2023 PSU award based upon his period of service during the vesting period and actual performance during the performance period (resulting in a threshold, target, and maximum award opportunity of 4,770 units, 15,899 units, and 31,798 units, respectively).

Annual RSU Awards. Service-vesting RSUs are granted to our NEOs to support retention and alignment of our NEOs’ interests with the interests of our stockholders. The 2023 annual RSU grants vest in one-third annual increments, subject to the NEO’s continued service or as otherwise provided for under the Company’s Executive Severance Policy or the Long-Term Incentive Plan and related award agreement.

The following table sets forth each NEO’s 2023 annual RSU grant:

EXECUTIVE	ANNUAL RSU GRANT (#)
Devin McGranahan	143,181
Matt Cagwin	63,941
Andrew Walker	35,688
Benjamin Adams	38,662
Giovanni Angelini	24,982
Jean Claude Farah*	31,227
*	In connection with Mr. Farah’s separation from the Company and in accordance with the underlying award agreement, Mr. Farah received prorated vesting of his 2023 RSU award based upon his period of service during the vesting period.

46  |  The Western Union Company

COMPENSATION DISCUSSION AND ANALYSIS

Stock Option Award. With respect to Mr. McGranahan, stock options were granted to further emphasize the achievement of long-term objectives and encourage long-term value creation as the stock options will have value to Mr. McGranahan only if the Company’s stock price appreciates from the date of grant. The stock options have a 10-year term and vest in 25% annual increments over four years, subject to Mr. McGranahan’s continued service or as otherwise provided for under the Company’s Executive Severance Policy or the Long-Term Incentive Plan and related award agreement. For 2023, Mr. McGranahan received a stock option award representing the right to purchase 909,091 shares of the Company’s common stock, subject to the satisfaction of the underlying service-based vesting conditions.

2021 PSU Awards. Under the terms of the 2021 PSUs, 2023 represented the final year of the three-year performance period for the 2021 Financial PSUs and the 2021 TSR PSUs. The 2021 Financial PSU awards were scheduled to vest based on performance metrics relating to a targeted constant currency growth rate for revenue, excluding the impact of Argentina inflation, and operating margin (each weighted 50%), measured annually during each year of the three-year performance period, with each performance year equally weighted. The 2021 TSR PSUs had performance and payouts determined based on performance over the three-year cumulative performance period ending December 31, 2023.

The 2021 Financial PSU and 2021 TSR PSU performance objectives and the achievement levels are set forth in the tables below. While the performance periods for the 2021 PSUs concluded as of December 31, 2023, these awards remained subject to service-based vesting conditions until the third anniversary of the grant date (February 2024). Pursuant to the terms of the underlying award agreements and consistent with the adjustment methodology used in prior years, the Compensation Committee excluded from the 2021 Financial PSU payout calculations costs incurred in connection with the Company’s acquisition and divestiture activity from 2021 through 2023. Exclusions in 2022 also included the impact of Business Solutions operating results, severance and other expenses from our operating expense redeployment program, Russia/Belarus exit costs and the impact of Russia/Belarus operating results. Exclusions in 2023 included: the impact of Business Solutions operating results and severance and other expenses from our operating expense redeployment program.

2021 FINANCIAL PSUs (PERFORMANCE PERIOD 2021-2023)
PERFORMANCE OBJECTIVES*	TARGET PERFORMANCE GOALS	ACTUAL PERFORMANCE**
Revenue growth (comparing 2021 adjusted performance against 2020 adjusted performance) and operating margin (each weighted 50%)	Revenue growth rate: 6.6% - 7.3% Operating margin: 21.4% - 21.6%	Revenue growth rate: 3.7% Operating margin: 22.5%
Revenue growth (comparing 2022 adjusted performance against 2021 adjusted performance) and operating margin (each weighted 50%)	Revenue growth rate: 4.9% Operating margin: 22.6%	Revenue growth rate: Below threshold Operating margin: 22.0%
Revenue growth (comparing 2023 adjusted performance against 2022 adjusted performance) and operating margin (each weighted 50%)	Revenue growth rate: 5.6% Operating margin: 22.9%	Revenue growth rate: Below threshold Operating margin: Below threshold
Overall Attainment Level 52%
*	Each year equally weighted at 33.3% in determining the overall attainment level.

**	At constant currency, calculated assuming no changes in the currency exchange rates from the prior year’s currency exchange rates.
2021 TSR PSUs (PERFORMANCE PERIOD 2021-2023)
PERFORMANCE GOALS
PERFORMANCE OBJECTIVE	THRESHOLD	TARGET	MAXIMUM	ACTUAL PERFORMANCE
TSR relative to S&P 500 Index*	30th percentile	60th percentile	90th percentile	6th percentile
Overall Attainment Level 0%

*	Relative TSR performance for purposes of the 2021 TSR PSUs was calculated based on the terms of the 2021 TSR PSU award agreement, which requires using a beginning stock price calculated as the average company closing stock price for all trading days during December 2020 and an ending stock price calculated as the average company closing stock price for all trading days during December 2023. In determining the TSR for the companies in the S&P 500 Index, the S&P companies comprising the S&P 500 Index on December 31, 2023 were used.

2024 Proxy Statement    |  47

COMPENSATION DISCUSSION AND ANALYSIS

Based on performance over the three-year performance period, as described above, the 2021 PSUs vested as follows for each of the participating NEOs:

EXECUTIVE*	2021 TARGET FINANCIAL PSUs (#)	2021 EARNED FINANCIAL PSUs (#)	2021 TARGET TSR PSUs (#)	2021 EARNED TSR PSUs (#)
Giovanni Angelini	14,547	7,565	N/A	N/A
Jean Claude Farah*	31,915	16,596	12,127	—
*	Messrs. McGranahan, Cagwin, Walker, and Adams commenced employment with the Company following the commencement of the performance period and, accordingly, did not receive 2021 PSUs.

2022 PSU Awards. Under the terms of the 2022 PSUs, 2023 represented the second year of the three-year performance period. The 2022 PSUs are scheduled to vest based on performance against revenue growth goals, measured on a constant currency basis and excluding the impact of Argentina inflation and Business Solutions results, with a +/- TSR payout modifier for TSR relative to the S&P 500 Index and subject to a maximum payout of 200% of target. Based on 2023 performance, the Company experienced a decrease in revenue of (2.6)%, resulting in 92% of the portion of the 2022 PSUs attributable to the second year of the three-year performance period eligible for vesting based on the NEO’s continued service through February 2025. As previously disclosed in the Company’s Proxy Statement filed with the Securities and Exchange Commission on March 28, 2023, the Company’s revenue performance in 2022 resulted in 0% of the portion of the 2022 PSUs attributable to the first year of the three-year performance period being eligible for vesting.

Other Elements of Compensation

To remain competitive with other employers and to attract, retain, and motivate highly talented executives and other employees, we provide the benefits listed in the following table to our U.S.-based employees:

BENEFIT OR PERQUISITE	NAMED EXECUTIVE OFFICERS	OTHER OFFICERS AND KEY EMPLOYEES	ALL FULL-TIME AND REGULAR PART-TIME EMPLOYEES
401(k) Plan	✔	✔	✔
Supplemental Incentive Savings Plan (a nonqualified defined contribution plan)	✔	✔
Severance and Change-in-Control Benefits (Double-Trigger)	✔	✔	✔
Health and Welfare Benefits	✔	✔	✔
Limited Perquisites	✔	✔

Severance and Change-in-Control Benefits. The Company has an Executive Severance Policy for our executive officers. The Executive Severance Policy helps accomplish the Company’s compensation philosophy of attracting and retaining exemplary talent. The Compensation Committee believes it is appropriate to provide executives with the rewards and protections afforded by the Executive Severance Policy. This policy reduces the need to negotiate individual severance arrangements with departing executives and protects our executives from termination for circumstances not of their doing. The committee also believes the Executive Severance Policy promotes management independence and helps retain, stabilize, and focus the executive officers in the event of a change-in-control. In the event of a change-in-control, the Executive Severance Policy’s severance benefits are payable only upon a “double trigger.” This means that severance benefits are triggered only when an eligible executive is involuntarily terminated (other than for cause, death, or disability), or terminates his or her own employment voluntarily for “good reason” (including a material reduction in title or position, reduction in base salary or bonus opportunity or an increase in the executive’s commute to his or her current principal working location of more than 50 miles without consent) within 24 months after the date of a change-in-control. Severance benefits under this policy are conditioned upon the executive executing an agreement and release that includes, among other things, non-solicitation and non-competition restrictive covenants and a release of claims against the Company.

The Executive Severance Policy was amended and restated in February 2023 to make various modifications to the plan, including modifications to align with market practices, as well as to eliminate the legacy tax gross-up provision with respect to change-in-control benefits, a provision which no longer had any operative effect at the time of amendment. Accordingly, no executive officer of the Company is eligible for excise tax gross-up payments under the Executive Severance Policy or otherwise.

48  |  The Western Union Company

COMPENSATION DISCUSSION AND ANALYSIS

As noted below, Mr. Farah was subject to an employment agreement, which is a customary practice for executives located in the United Arab Emirates (“UAE”). Under the terms of Mr. Farah’s employment agreement, he was required to receive three months’ notice of involuntary termination of employment or, in lieu of such notice, three months of pay. In addition, Mr. Farah was also eligible for statutory end of service gratuity/severance amounts in accordance with local law, with any statutory payments to reduce any amounts payable to Mr. Farah under the Executive Severance Policy. In connection with his involuntary termination of employment, Mr. Farah became eligible for benefits under the Executive Severance Policy as well as statutory end of service gratuity/severance in accordance with local law. Because the statutory severance amounts exceeded the amounts due to Mr. Farah under the Executive Severance Policy, Mr. Farah received his statutory severance amounts in lieu of the cash severance under the Executive Severance Policy. Our executive officers are also entitled to severance amounts if required to comply with local law, with the amounts paid under local law coordinated with and offsetting any amounts payable under the Executive Severance Policy.

Please see the “Executive Compensation—Potential Payments Upon Termination or Change-in-Control” section of this Proxy Statement for further information regarding the Executive Severance Policy, including the treatment of awards upon qualifying termination events or a change-in-control, as well as the amounts to be received by Mr. Farah in connection with his separation.

Employment Arrangements. The Company generally executes an offer of employment before an executive joins the Company. This offer describes the basic terms of the executive’s employment, including his or her start date, starting salary, annual incentive target and long-term incentive award target. The terms of the executive’s employment are based thereafter on sustained good performance rather than contractual terms, and the Company’s policies, such as the Executive Severance Policy, will apply as warranted.

Under certain circumstances, the Compensation Committee recognizes that special arrangements with respect to an executive’s employment may be necessary or desirable. For example, Mr. Farah and a subsidiary of the Company entered into an employment contract in June 2008 with respect to Mr. Farah’s employment with the Company and Mr. Angelini and a subsidiary of the Company entered into an employment contract in December 2020 with respect to Mr. Angelini’s employment with the Company. Employment contracts are a competitive market practice in the UAE where Mr. Farah resides and in Italy where Mr. Angelini resides, and the Compensation Committee believes the terms of these contracts were consistent with those for similarly situated executives in the UAE and Italy. The terms of Messrs. Angelini’s and Farah’s employment agreements provided for (i) eligibility to participate in an annual incentive program and Long-Term Incentive Plan and (ii) eligibility to participate in retirement, health, and welfare benefit programs on the same basis as similarly situated employees in their locations. The employment agreements with Messrs. Angelini and Farah also included non-competition, non-solicitation, and confidentiality provisions.

Retirement Savings Plans. The Company executives on U.S. payroll are eligible for retirement benefits through a qualified defined contribution 401(k) plan, the Incentive Savings Plan, and a nonqualified defined contribution plan, the Supplemental Incentive Savings Plan (“SISP”). The SISP provides a vehicle for additional deferred compensation with contributions from the Company. We maintain the Incentive Savings Plan and the SISP to encourage our employees to save some percentage of their cash compensation for their eventual retirement. The Compensation Committee believes that these types of savings plans are consistent with competitive pay practices, and are an important element in attracting and retaining talent in a competitive market. Please see the 2023 Nonqualified Deferred Compensation Table in the “Executive Compensation” section of this Proxy Statement for further information regarding the Company’s retirement savings plans.

Retention Arrangement. In 2023, the Compensation Committee granted Mr. Angelini a cash retention award of $100,000. The first installment of $50,000 was paid in May 2023 and the second installment was paid in January 2024. This retention award was provided to incentivize Mr. Angelini to remain with the Company, particularly during a period of leadership transition.

Benefits and Perquisites. The Company’s global benefit philosophy for employees, including executives, is to provide a package of benefits consistent with local practices and competitive within individual markets. While employed with the Company, each of our NEOs participates in the health and welfare benefit plans and fringe benefit programs generally available to all other Company employees in the individual market in which they are located. For example, Mr. Farah resides in the UAE where it is customary to provide certain fringe benefits, including annual housing, education, transportation, health and wellness and technology allowances.

The Company provided its NEOs with limited, yet competitive perquisites and other personal benefits that the Compensation Committee believes are consistent with the Company’s philosophy of attracting and retaining exemplary executive talent and, in some cases, such as the annual physical examination, the Company provides such personal benefits because the Compensation Committee believes they are in the interests of the Company and its stockholders. The Compensation Committee periodically reviews the levels of perquisites and other personal benefits provided to NEOs.

Based on a comprehensive security assessment conducted by an independent security firm, the Board of Directors advised Mr. McGranahan to utilize the Company’s leased aircraft for personal travel at the Company’s expense. The Company

2024 Proxy Statement    |  49

COMPENSATION DISCUSSION AND ANALYSIS

believes that the costs of this aircraft use are appropriate and necessary based on its security assessment. Occasionally, Mr. McGranahan’s spouse or other guests accompanied him on corporate aircraft when the aircraft was already scheduled for business purposes and could accommodate additional passengers. In certain of those cases, there was no additional aggregate incremental cost to the Company and, as a result, no amount is reflected with respect to those cases in the “2023 All Other Compensation Table.” Also, in connection with the Company’s sponsorship of certain events and partnerships with various organizations and venues, certain perquisites, including tickets and parking access, were made available to officers and employees of the Company, including Mr. McGranahan and the other NEOs. These perquisites had no additional aggregate incremental cost to the Company, and therefore, no amount is reflected in the “2023 All Other Compensation Table.”

Stock Ownership Guidelines

To align our executives’ interests with those of our stockholders and to assure that our executives own meaningful levels of Company stock throughout their tenures with the Company, the Compensation Committee established stock ownership guidelines that require each of the NEOs to own shares of the Company’s common stock worth a specified multiple of base salary. Under the stock ownership guidelines, the executives must retain, until the required ownership guideline levels have been achieved and thereafter if required to maintain the required ownership levels, at least 50% of after-tax shares resulting from the vesting of RSUs, including PSUs. The chart below shows the salary multiple guidelines and the equity holdings that count towards the requirement as of the Record Date. Each NEO is progressing towards meeting the NEO’s respective ownership guideline.

EXECUTIVE	GUIDELINE	STATUS
Devin McGranahan	6x salary	Must hold 50% of after-tax shares until guideline is met
Matt Cagwin	3x salary	Must hold 50% of after-tax shares until guideline is met
Andrew Walker	3x salary	Must hold 50% of after-tax shares until guideline is met
Benjamin Adams	3x salary	Must hold 50% of after-tax shares until guideline is met
Giovanni Angelini	3x salary	Must hold 50% of after-tax shares until guideline is met
WHAT COUNTS TOWARD THE GUIDELINE	WHAT DOES NOT COUNT TOWARD THE GUIDELINE
✔ Company securities owned personally	✘ Stock options
✔ Shares held in any Company benefit plan	✘ PSUs
✔ After-tax value of service-based restricted stock awards and RSUs

Grant Timing Practice

The Compensation Committee and senior management monitor the Company’s equity grant practices to evaluate whether such policies comply with governing regulations and are consistent with good corporate practices. When making regular annual equity grants, the Compensation Committee’s practice is to approve them at its meeting in February of each year as part of the annual compensation review and after results for the preceding fiscal year become available. In addition, the Compensation Committee may make grants at any time during the year it deems appropriate, including with respect to new hires or transitions.

Prohibition Against Pledging and Hedging of the Company’s Securities

The Company’s insider trading policy prohibits the Company’s executive officers and directors from pledging the Company’s securities, and prohibits all Company employees, including executive officers, and directors from engaging in hedging or short-term speculative trading of the Company’s securities, including, without limitation, short sales or put or call options involving the Company’s securities.

Clawback Policies

The Company maintains two clawback policies to which the NEOs are subject. Under the Company’s Dodd-Frank Policy, which was adopted effective October 2, 2023 to comply with SEC and NYSE listing rules, the Company is required in certain situations to recoup incentive compensation paid or payable to certain current or former executive officers of the Company, including the NEOs, in the event of an accounting restatement. The Company also maintains the Misconduct Clawback Policy, most recently amended and restated effective as of October 2, 2023, under which the Company may, in its discretion and subject to applicable law, “clawback” incentive compensation (including time-based equity awards) paid to certain officers of the Company if such officer engaged in detrimental conduct, as defined in the clawback policy, or if the executive officer engaged in conduct that is determined to have directly contributed to material compliance failures, including actions that resulted in a financial restatement.

50  |  The Western Union Company

EXECUTIVE COMPENSATION

The following table contains compensation information for our NEOs for the year ended December 31, 2023 and, to the extent required under the SEC executive compensation disclosure rules, the years ended December 31, 2022 and December 31, 2021.

2023 SUMMARY COMPENSATION TABLE

NAME AND PRINCIPAL POSITION	YEAR	SALARY ($000)(1)	BONUS ($000)(2)	STOCK AWARDS ($000)(3)	OPTION AWARDS ($000)(3)	NON-EQUITY INCENTIVE PLAN COMPENSATION ($000)(4)	CHANGE IN PENSION VALUE AND NON-QUALIFIED DEFERRED COMPENSATION EARNINGS ($000)	ALL OTHER COMPENSATION ($000)(5)	TOTAL ($000)
Devin McGranahan	2023	1,000.0	—	5,033.4	1,900.0	1,870.0	—	163.5	9,966.9
President and Chief Executive Officer	2022	1,000.0	—	3,407.1	1,600.0	986.0	—	248.6	7,241.7
	2021	17.4	1,000.0	6,500.0	6,600.0	—	—	—	14,117.4
Matt Cagwin	2023	525.6	—	1,386.9	—	635.3	—	193.2	2,741.0
Executive Vice President, Chief Financial Officer	2022	234.5	—	1,091.5	—	56.4	—	118.8	1,501.2
	2021	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Andrew Walker	2023	550.0	—	876.8	—	490.1	—	21.4	1,938.3
Executive Vice President, Chief Operations Officer	2022	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
	2021	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Benjamin Adams	2023	450.0	—	797.6	—	423.2	—	128.7	1,799.5
Executive Vice President, Chief Legal Officer	2022	262.5	—	1,500.0	—	234.9	—	61.0	2,058.4
	2021	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Giovanni Angelini(6)	2023	440.3	50.0	602.8	—	535.2	—	29.7	1,658.0
President, Europe & Africa	2022	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
	2021	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Jean Claude Farah(6)	2023	500.0	—	850.5	—	709.5	—	161.1	2,221.1
President, Middle East and Asia Pacific	2022	500.0	—	942.5	—	264.0	—	176.0	1,882.5
	2021	500.0	—	1,500.0	—	429.0	—	175.7	2,604.7

Footnotes:

(1)	Except with respect to salary adjustments in connection with promotions (or, in the case of Mr. Angelini, a base salary increase in accordance with the local collective bargaining agreement to which he and similarly situated employees are subject), any salary adjustments are effective as of March of each reporting year. With respect to Mr. Cagwin, this amount also includes the monthly stipend of $6,129 for his service as interim CFO in January.
(2)	The amount reported in this column for Mr. Angelini for 2023 represents the first installment of a cash retention award of $100,000, which was paid in May 2023, with the second installment paid in January 2024 and which will be reflected as 2024 compensation.
(3)	The amounts reported in these columns for 2023 represent equity grants to the NEOs under the Long-Term Incentive Plan. The amounts reported in these columns are valued based on the aggregate grant date fair value computed in accordance with FASB ASC Topic 718. The amounts included in the Stock Awards column for the PSUs granted during 2023 are calculated based on the probable satisfaction of the performance conditions for such awards as of the date of grant. In accordance with FASB ASC Topic 718, the amount reported for 2023 is based on one-third of the full number of shares subject to the 2023 PSUs and 2022 PSUs for which the target financial performance goals were established in 2023. Assuming the highest level of performance is achieved for the 2023 PSUs and 2022 PSUs, the maximum value for

2024 Proxy Statement  |  51

EXECUTIVE COMPENSATION

the portion of the 2023 PSUs and 2022 PSUs reflected as 2023 compensation in this column under FASB ASC Topic 718 would be as follows ($000): Mr. McGranahan -$6,266.7; Mr. Cagwin -$1,053.7; Mr. Walker -$793.6; Mr. Adams -$555.2; Mr. Angelini -$533.6; and Mr. Farah -$860.9. Dividend equivalents with respect to the 2023 PSUs and 2023 RSUs will be paid to the extent the underlying PSUs and RSUs are earned. See Note 16 to the Consolidated Financial Statements included in our Annual Report on Form 10-K for the years ended December 31, 2023, 2022 and 2021, respectively, for a discussion on the relevant assumptions used in calculating the amounts reported for the applicable year.

(4)	For 2023, the amounts reflect the actual cash bonus received under the Annual Incentive Plan.
(5)	Amounts included in this column for 2023 are set forth by category in the 2023 All Other Compensation Table below.
(6)	For 2023, Mr. Angelini’s salary was denominated in U.S. dollars but was paid to or on behalf of Mr. Angelini in euros, based on a conversion rate of 1.1. Mr. Farah’s salary was denominated in U.S. dollars but was paid to or on behalf of Mr. Farah in Emirati dirham, based on a conversion rate of 0.272261. Contributions made to the Caisse des Français de l’Etranger (the “CFE Retirement Fund”) on behalf of Mr. Farah were denominated in euros and converted to U.S. dollars for disclosure in this Proxy Statement. The conversion rates of 1.086726163, 1.077545676, 1.093810841, and 1.085142548 were applied for quarters one, two, three, and four, respectively.

2023 ALL OTHER COMPENSATION TABLE

NAME	PERQUISITES & OTHER PERSONAL BENEFITS ($000)(1)	TAX REIMBURSEMENTS ($000)(2)	COMPANY CONTRIBUTIONS TO DEFINED CONTRIBUTION PLANS ($000)(3)	INSURANCE PREMIUMS ($000)	TOTAL ($000)
Devin McGranahan	81.5	—	79.4	2.6	163.5
Matt Cagwin	102.8	66.5	23.2	0.7	193.2
Andrew Walker	0.1	5.5	13.2	2.6	21.4
Benjamin Adams	77.7	36.7	13.2	1.1	128.7
Giovanni Angelini	21.0	—	—	8.7	29.7
Jean Claude Farah	144.6	—	8.5	8.0	161.1

Footnotes:

(1)	Amounts shown in this column for the NEOs consist of the following ($000):
•	For Mr. McGranahan, includes the incremental cost or valuation of personal jet usage ($81.4). Based on a comprehensive security assessment conducted by an independent security firm, the Board advised Mr. McGranahan to utilize the Company’s leased aircraft for personal travel at the Company’s expense. Those personal travel expenses reported in this column were valued on the basis of the aggregate incremental cost to the Company and represent the amount accrued for payment or paid directly to the third-party vendor from which the Company leases corporate aircraft.
•	For Mr. Cagwin, the amounts in this column include relocation expense ($87.7), and commuting expense provided by the Company prior to his relocation to the Company’s corporate headquarters. The incremental cost associated with the relocation and commuting expenses were valued on the amount reimbursed directly to Mr. Cagwin.
•	For Mr. Walker, the amount in this column includes event tickets.
•	For Mr. Adams, the amounts in this column include temporary housing expense ($57.1) and commuting expense provided by the Company. The incremental cost associated with the expenses were valued on the amount reimbursed directly to Mr. Adams.
•	For Mr. Angelini, the amounts in this column include car allowance.
•	For Mr. Farah, the amounts in this column include housing ($108.9), transportation allowances, and education.
(2)	Amounts shown in this column represent tax reimbursements paid to the NEOs with respect to relocation and other expenses.
(3)	Amounts shown in this column represent (i) contributions made by the Company on behalf of each of the NEOs, except for Messrs. Angelini and Farah, to the Company’s Incentive Savings Plan and/or the SISP and (ii) contributions made by the Company on behalf of Mr. Farah to the CFE Retirement Fund.

52  |  The Western Union Company

EXECUTIVE COMPENSATION

The following table summarizes awards made to our NEOs in 2023.

2023 GRANTS OF PLAN-BASED AWARDS TABLE

NAME	GRANT DATE	APPROVAL DATE	ESTIMATED POSSIBLE PAYOUTS UNDER NON-EQUITY INCENTIVE PLAN AWARDS(1)		ESTIMATED FUTURE PAYOUTS UNDER EQUITY INCENTIVE PLAN AWARDS(2)			ALL OTHER STOCK AWARDS: NUMBER OF SHARES OF STOCK OR UNITS (#)(3)	ALL OTHER OPTION AWARDS: NUMBER OF SECURITIES UNDERLYING OPTIONS (#)(4)	EXERCISE OR BASE PRICE OF OPTION AWARDS ($/Sh)	GRANT DATE FAIR VALUE OF STOCK AND OPTION AWARDS ($000)(5)
			TARGET ($000)	MAXIMUM ($000)	THRESHOLD (#)	TARGET (#)	MAXIMUM (#)
Devin McGranahan			1,700.0	3,400.0
	2/24/2023	2/24/2022			25,779	85,929	171,858				1,118.8
	2/23/2023	2/23/2023			42,954	143,181	286,362				2,014.6
	2/23/2023	2/23/2023						143,181			1,900.0
	2/23/2023	2/23/2023							909,091	13.27	1,900.0
Matt Cagwin			525.0	1,050.0
	2/23/2023	8/1/2022			1,527	5,091	10,182				67.8
	2/22/2023	2/22/2023			9,591	31,971	63,942				459.1
	2/22/2023	2/22/2023						63,941			860.0
Andrew Walker			495.0	990.0
	2/23/2023	3/16/2022			3,168	10,560	21,120				140.6
	2/22/2023	2/22/2023			5,353	17,844	35,688				256.2
	2/22/2023	2/22/2023						35,688			480.0
Benjamin Adams			405.0	810.0
	2/22/2023	2/22/2023			5,799	19,331	38,662				277.6
	2/22/2023	2/22/2023						38,662			520.0
Giovanni Angelini			442.3	884.6
	2/23/2023	2/23/2022			1,970	6,567	13,134				87.4
	2/22/2023	2/22/2023			3,747	12,491	24,982				179.4
	2/22/2023	2/22/2023						24,982			336.0
Jean Claude Farah			550.0	1,100.0
	2/23/2023	2/23/2022			4,649	15,496	30,992				206.3
	2/22/2023	2/22/2023			4,684	15,614	31,228				224.2
	2/22/2023	2/22/2023						31,227			420.0

Footnotes:

(1)	These amounts consist of the target and maximum cash award levels set in 2023 under the Annual Incentive Plan. The amount actually paid to each NEO is included in the Non-Equity Incentive Plan Compensation column in the 2023 Summary Compensation Table. Please see “Compensation Discussion and Analysis” for further information regarding the Annual Incentive Plan.
(2)	These amounts represent the threshold, target and maximum PSUs granted under the Long-Term Incentive Plan. As noted above, with respect to the 2022 and 2023 PSUs, the Compensation Committee establishes annual performance goals for each year of the three-year performance period at the beginning of each applicable year during the performance period. In accordance with FASB ASC Topic 718, reported in this table is one-third of the full number of shares subject to the 2022 and 2023 PSUs for which target financial performance goals were established in 2023. Accordingly, in accordance with FASB ASC Topic 718, only 143,181 of the 429,541 shares (at target) subject to the 2023 PSU award granted to Mr. McGranahan on February 23, 2023 are reflected in this table, with the remaining shares subject to Mr. McGranahan’s 2023 PSU award to be reflected in the 2024 and 2025 Grants of Plan-Based Awards Tables. For further details regarding the 2023 PSUs granted to our NEOs, please see pages 44-48 of this proxy statement. The 2022 PSUs are generally scheduled to vest on February 23, 2025 (or, in the case of Mr. McGranahan, February 24, 2025, and Mr. Cagwin on August 5, 2025), and the 2023 PSUs are generally scheduled to vest on February 22, 2026 (or, in the case of Mr. McGranahan, February 23, 2026), each subject to the achievement of financial performance metrics during 2022 and 2023, respectively, and a payout modifier (ranging from 75% to 125%) for our TSR performance over the three-year performance periods.

2024 Proxy Statement  |  53

EXECUTIVE COMPENSATION

To determine vesting level for the 2022 PSUs and 2023 PSUs, financial results for the three-year performance period will be averaged and then multiplied by the TSR payout modifier. In connection with Mr. Farah’s departure and in accordance with his underlying award agreement, Mr. Farah will be eligible to receive prorated vesting of his 2023 PSUs based on actual performance results and his period of service during the vesting period. Please see “Compensation Discussion and Analysis” for further information regarding this award. The PSU award includes cash dividend equivalent rights entitling the recipient to cash dividend equivalents for dividends paid with respect to Company common stock subject to the award during the PSU vesting period. The cash dividend equivalents are subject to the same vesting conditions as the underlying PSUs.

(3)	These amounts represent RSUs granted under the Long-Term Incentive Plan to the NEOs and which vest in three substantially equal installments on the first, second and third anniversaries of the grant date, provided that the executive is still employed by the Company on the vesting date or as otherwise provided for pursuant to the Executive Severance Policy, the Long-Term Incentive Plan or the underlying equity award agreement. In connection with his departure and in accordance with his underlying award agreement, Mr. Farah was eligible to receive prorated vesting of his 2023 RSUs based on his period of service during the vesting period. Please see “Compensation Discussion and Analysis” for further information regarding these RSU grants. Each RSU award includes cash dividend equivalent rights entitling the recipient to cash dividend equivalents for dividends paid with respect to the Company common stock subject to the award during the RSU vesting period. The cash dividend equivalents are subject to the same vesting conditions as the underlying RSUs.
(4)	This amount represents stock options granted under the Long-Term Incentive Plan to Mr. McGranahan. These options were granted subject to vesting in 25% increments on each of the first through fourth year anniversaries of the date of grant, in each case, provided that Mr. McGranahan is still employed by the Company on the vesting date or as otherwise provided for pursuant to the Executive Severance Policy, the Long-Term Incentive Plan or the underlying equity award agreement. Please see “Compensation Discussion and Analysis” for further information regarding these awards.
(5)	The amounts shown in this column are valued based on the aggregate grant date fair value computed in accordance with FASB ASC Topic 718. In the case of the PSUs, in accordance with FASB ASC Topic 718, the aggregate grant date fair value computed for the 2022 PSUs and 2023 PSUs is based on one-third of the full number of shares subject to the applicable award for which target financial performance goals were established in 2023. The remaining portion of the 2022 PSUs and 2023 PSUs that will be linked to goals for subsequent years will be reported in the Grants of Plan-Based Awards Table for those years in which the goals are established. See Note 16 to the Consolidated Financial Statements included in our Annual Report on Form 10-K for the year ended December 31, 2023 for a discussion of the relevant assumptions used in calculating the amounts.

54  |  The Western Union Company

EXECUTIVE COMPENSATION

2023 OUTSTANDING EQUITY AWARDS AT FISCAL
YEAR-END TABLE

	OPTION AWARDS				STOCK AWARDS
NAME	NUMBER OF SECURITIES UNDERLYING UNEXERCISED OPTIONS (#) EXERCISABLE	NUMBER OF SECURITIES UNDERLYING UNEXERCISED OPTIONS (#) UNEXERCISABLE	OPTION EXERCISE PRICE ($)	OPTION EXPIRATION DATE	NUMBER OF SHARES OR UNITS OF STOCK THAT HAVE NOT VESTED (#)	MARKET VALUE OF SHARES OR UNITS OF STOCK THAT HAVE NOT VESTED ($000)(1)	EQUITY INCENTIVE PLAN AWARDS: NUMBER OF UNEARNED SHARES, UNITS OR OTHER RIGHTS THAT HAVE NOT VESTED (#)	EQUITY INCENTIVE PLAN AWARDS: MARKET OR PAYOUT VALUE OF UNEARNED SHARES, UNITS OR OTHER RIGHTS THAT HAVE NOT VESTED ($000)(1)
Devin McGranahan		909,091(2)	13.27	2/23/2033	143,181(5)	1,706.7
	115,274	345,822(3)	18.62	2/24/2032	57,287(6)	682.9
	1,074,919	1,074,919(4)	17.70	12/27/2031			286,362(13)	3,413.4
							171,859(14)	2,048.6
Matt Cagwin					63,941(5)	762.2
					40,726(9)	485.5
							63,942(13)	762.2
							10,181(14)	121.4
Andrew Walker					35,688(5)	425.4
					14,080(7)	167.8
							35,688(13)	425.4
							21,120(14)	251.8
Benjamin Adams					38,662(5)	460.9
					55,929(10)	666.7
							38,662(13)	460.9
Giovanni Angelini					24,982(5)	297.8
					26,534(8)	316.3
					8,756(6)	104.4
					4,849(11)	57.8
					7,565(12)	90.2
							24,982(13)	297.8
							13,134(14)	156.6
Jean Claude Farah	44,818		19.27	2/19/2025	31,227(5)	372.2
	10,127		15.99	2/20/2024	20,662(6)	246.3
					19,149(11)	228.3
					16,596(12)	197.8
							31,228(13)	372.2
							30,992(14)	369.4

2024 Proxy Statement  |  55

EXECUTIVE COMPENSATION

Footnotes:

(1)	The market value of shares or units of stock that have not vested reflects the closing stock price of $11.92 per share on December 29, 2023.
(2)	These options were awarded on February 23, 2023, subject to vesting in 25% increments on each of the first through fourth year anniversaries of the date of grant; provided that the executive is still employed by the Company on the applicable vesting date or as otherwise provided for pursuant to the Executive Severance Policy, the Long-Term Incentive Plan or the equity award agreement.
(3)	These options were awarded on February 24, 2022, subject to vesting in 25% increments on each of the first through fourth year anniversaries of the date of grant; provided that the executive is still employed by the Company on the applicable vesting date or as otherwise provided for pursuant to the Executive Severance Policy, the Long-Term Incentive Plan or the equity award agreement.
(4)	These options were awarded on December 27, 2021, subject to vesting in 25% increments on each of the first through fourth year anniversaries of the date of grant; provided that the executive is still employed by the Company on the applicable vesting date or as otherwise provided for pursuant to the Executive Severance Policy, the Long-Term Incentive Plan or the equity award agreement.
(5)	Represents RSUs that are scheduled to vest in three substantially equal installments on the first, second and third anniversaries of the grant date commencing on February 22, 2023 (or, in the case of Mr. McGranahan, February 23, 2023); provided that the executive is still employed by the Company on the vesting date or as otherwise provided for pursuant to the Executive Severance Policy, the Long-Term Incentive Plan or the equity award agreement. In connection with Mr. Farah’s separation from the Company, Mr. Farah received prorated vesting of his 2023 RSU award in accordance with the terms of his underlying award agreement.
(6)	Represents RSUs that are scheduled to vest in three substantially equal installments on the first, second and third anniversaries of the grant date commencing on February 23, 2022 (or, in the case of Mr. McGranahan, February 24, 2022); provided that the executive is still employed by the Company on the vesting date or as otherwise provided for pursuant to the Executive Severance Policy, the Long-Term Incentive Plan or the equity award agreement. In connection with Mr. Farah’s separation from the Company, Mr. Farah received prorated vesting of his 2022 RSU award in accordance with the terms of his underlying award agreement.
(7)	Represents RSUs that were awarded on April 18, 2022, which vest in three substantially equal installments on the first, second and third anniversaries of the grant date; provided that the executive is still employed by the Company on the applicable vesting date or as otherwise provided for pursuant to the Long-Term Incentive Plan or the equity award agreement.
(8)	Represents RSUs that were awarded on May 6, 2022, which vest on the second anniversary of the grant date; provided that the executive is still employed by the Company on the applicable vesting date or as otherwise provided for pursuant to the Long-Term Incentive Plan or the equity award agreement.
(9)	Represents RSUs that were awarded on August 5, 2022, which vest in three substantially equal installments on the first, second and third anniversaries of the grant date; provided that the executive is still employed by the Company on the applicable vesting date or as otherwise provided for pursuant to the Long-Term Incentive Plan or the equity award agreement.
(10)	Represents RSUs that were awarded on June 1, 2022, which vest in three substantially equal installments on the first, second and third anniversaries of the grant date; provided that the executive is still employed by the Company on the applicable vesting date or as otherwise provided for pursuant to the Executive Severance Policy, the Long-Term Incentive Plan or the equity award agreement.
(11)	Represents RSUs that vested on February 18, 2024.
(12)	Represents PSUs that vested on February 18, 2024 based on the Company’s revenue and operating margin performance, measured annually during the 2021-2023 performance period.
(13)	Based on financial performance target attainment through 2023, the first tranche of the PSUs granted in 2023 which are scheduled to vest on February 22, 2026 (or, in the case of Mr. McGranahan, February 23, 2026) are reported based on the achievement of the maximum performance level. Additionally, excluded from this table are 286,360, 63,940, 35,688, 38,662, 24,982 and 31,227 PSUs (at target) for Mr. McGranahan, Mr. Cagwin, Mr. Walker, Mr. Adams, Mr. Angelini, and Mr. Farah respectively, with respect to the portion of the 2023 PSUs associated with performance goals to be established in 2024 and 2025. To determine vesting level for the 2023 PSUs, results for the three-year performance period will be averaged and then multiplied by the TSR payout modifier. In connection with his separation from the Company, Mr. Farah’s 2023 PSUs will vest on a prorated basis based upon his period of service during the vesting period and actual performance during the performance period.
(14)	Based on financial performance target attainment through 2023, the first and second tranches of the PSUs granted in 2022 which are scheduled to vest on February 23, 2025 (or, in the case of Mr. McGranahan, February 24, 2025, and Mr. Cagwin on August 5, 2025) are reported based on the achievement of the 100% performance level. Additionally, excluded from this table are 85,929, 5,091, 10,560, 6,567 and 15,496 PSUs (at target) for Mr. McGranahan, Mr. Cagwin, Mr. Walker, Mr. Angelini, and Mr. Farah, respectively, with respect to the portion of the 2022 PSUs associated with performance goals to be established in 2024. To determine the vesting level for the 2022 PSUs, results for the three-year performance period will be averaged and then multiplied by the TSR payout modifier. In connection with his separation from the Company, Mr. Farah’s 2022 PSUs will vest on a prorated basis based upon his period of service during the vesting period and actual performance during the performance period.

56  |  The Western Union Company

EXECUTIVE COMPENSATION

The following table provides information concerning the exercise of stock options and vesting of stock awards during 2023 for each of the NEOs.

2023 OPTION EXERCISES AND STOCK VESTED TABLE

NAME	OPTION AWARDS		STOCK AWARDS
	NUMBER OF SHARES ACQUIRED ON EXERCISE (#)	VALUE REALIZED ON EXERCISE ($000)	NUMBER OF SHARES ACQUIRED ON VESTING (#)	VALUE REALIZED ON VESTING ($000)
Devin McGranahan	—	—	212,259	2,976.8
Matt Cagwin	—	—	20,362	243.1
Andrew Walker	—	—	7,040	77.7
Benjamin Adams	—	—	27,964	322.7
Giovanni Angelini	—	—	27,750	372.9
Jean Claude Farah	—	—	29,152	394.8

The following table provides information regarding compensation that has been deferred by our NEOs pursuant to the terms of our SISP.

2023 NONQUALIFIED DEFERRED COMPENSATION TABLE

NAME	EXECUTIVE CONTRIBUTIONS IN LAST FY ($000)(1)	REGISTRANT CONTRIBUTIONS IN LAST FY ($000)(2)	AGGREGATE EARNINGS/ (LOSS) IN LAST FY ($000)	AGGREGATE WITHDRAWALS/ DISTRIBUTIONS ($000)	AGGREGATE BALANCE AT LAST FYE ($000)(3)
Devin McGranahan	148.6	66.2	82.3	—	449.1
Matt Cagwin	173.7	10.0	32.0	—	271.8
Andrew Walker	—	—	—	—	—
Benjamin Adams	—	—	—	—	—
Giovanni Angelini	—	—	—	—	—
Jean Claude Farah	—	—	—	—	—

Footnotes:

(1)	These amounts represent deferrals of the NEO’s salary and compensation received under the Annual Incentive Plan and are included in the “Salary” and “Non-Equity Incentive Plan Compensation” columns in the 2023 Summary Compensation Table.
(2)	These amounts are included in the “All Other Compensation” column in the 2023 Summary Compensation Table.
(3)	Amounts in this column include the following amounts that were previously reported in the Summary Compensation Table as compensation for 2022 (in $000): Mr. McGranahan – $90.0; Mr. Cagwin – $56.4.

2024 Proxy Statement  |  57

EXECUTIVE COMPENSATION

INCENTIVE SAVINGS PLAN

We maintain a defined contribution retirement plan (the “Incentive Savings Plan” or “ISP”) for our employees on United States payroll, including each of our NEOs other than Messrs. Angelini and Farah. The ISP is structured with the intention of qualifying under Section 401(a) of the Internal Revenue Code. Under the ISP, participants are permitted to make contributions up to the maximum allowable amount under the Internal Revenue Code. For 2023, each participating NEO was eligible to receive a Company contribution equal to 4%

of his or her eligible compensation. During 2023, Mr. Farah participated in the CFE Retirement Fund, which provides for continued coverage under the French State Social Security System for French citizens who work outside of France. On behalf of the employee, the CFE Retirement Fund contributes to the National Retirement Insurance Fund (“CNAV”) allowing the employee to receive pension benefits from the CNAV upon retirement.

SUPPLEMENTAL INCENTIVE SAVINGS PLAN

We maintain a nonqualified supplemental incentive savings plan, the SISP, for certain of our employees on U.S. payroll, including each of our NEOs other than Messrs. Angelini and Farah. Under the SISP, participants may defer up to 80% of their salaries, including commissions and incentive compensation (other than annual bonuses), and may make a separate election to defer up to 80% of any annual bonuses and up to 100% of any performance-based cash awards they may earn. The SISP also provides participants the opportunity to receive credits for matching contributions equal to the difference between the Company contributions that a participant could receive under the ISP but for the contribution and compensation limitations imposed by the Internal Revenue Code, and the Company contributions allowable to the participant under the ISP. Participants are generally permitted to choose from among the mutual funds available for investment under the ISP for purposes of determining the imputed earnings, gains, and losses applicable to their SISP accounts. The SISP is unfunded. Participants may specify the timing of the payment of their accounts by choosing either a specified payment date or electing payment upon separation from service (or a date up to five years following separation from service), and in either case may elect to receive their accounts in a lump sum or in annual or quarterly installments over a period of up to ten years. With respect to each year’s contributions and imputed earnings, the participant may make a separate distribution election. Subject to the requirements of Section 409A of the Internal Revenue Code, applicable Internal Revenue Service guidance, and the terms of the SISP, participants may receive an early payment in the event of a severe financial hardship and may make an election to delay the timing of their scheduled payment by a minimum of five years.

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE-IN-CONTROL

EXECUTIVE SEVERANCE POLICY

In 2023, we maintained the Executive Severance Policy for the payment of certain benefits to senior executives, including each of our NEOs upon termination of employment from the Company and upon a change in control of the Company. As noted above under “Other Elements of Compensation - Severance and Change-in- Control Benefits,” the Executive Severance Policy was amended and restated in February 2023 to make various modifications to the plan, including modifications to align with market practices, as well as to eliminate legacy tax gross-up provisions with respect to change-in-control benefits. Under the Executive Severance Policy, an eligible executive will become eligible for benefits if (i) prior to a change-in-control or more than 24 months following a change-in-control, he or she is involuntarily terminated by the Company other than on account of death or disability or for cause, or (ii) on or within 24 months after a changein-control, he or she is involuntarily terminated by the Company other than on account of death or disability or for cause, or he or she terminates employment voluntarily for “good reason” (which may arise from a material reduction in title or position, reduction in base salary or bonus

58  |  The Western Union Company

EXECUTIVE COMPENSATION

opportunity or an increase in the executive’s commute to his or her current principal working location of more than 50 miles without consent). Under the Executive Severance Policy, a change-in-control is generally defined to include:

•	The acquisition by a person or entity of 35% or more of either the outstanding shares of the Company or the combined voting power of such shares, with certain exceptions;
•	An unapproved change in a majority of the Board members within a 24-month period; and
•	Certain corporate restructurings, including certain mergers, dissolution and liquidation.

The Executive Severance Policy provided for the following severance and change-in-control benefits as of December 31, 2023:

•	A lump sum severance payment equal to the eligible executive’s base salary as of their termination date (or, if applicable, the base salary in effect prior to a reduction under circumstances constituting good reason) multiplied by 1.0 (or, in the case of the CEO, 1.5), provided that in the case of an eligible executive who, as of their termination date, has been employed by the Company for six months or less, the amount of severance pay otherwise payable to such individual will be reduced to an amount equal to 0.5 multiplied by the eligible executive’s base severance pay. However, in the event of a change-in-control termination, the eligible executive will be entitled to receive an amount equal to 2.0 multiplied by the sum of the eligible executive’s base salary plus the eligible executive’s target bonus for the year in which the termination date occurs.
•	A cash payment equal to the bonus which would have been paid to the eligible executive under the Annual Incentive Plan for the year in which the termination occurs, based on actual performance during such year and prorated based on number of days the eligible executive was employed during such year. No bonus will be payable unless the Compensation Committee certifies that the performance goals under the Annual Incentive Plan have been achieved for the year in which the termination occurs (except for eligible terminations following a change-in-control).
•	A lump sum payment for medical and dental coverage equal to: (i) up to $18,000 for the CEO; (ii) up to $12,000 for all other eligible executives if they have been employed for more than six months; and (iii) up to $6,000 for all other eligible executives if they have been employed by the Company for six months or less.
•	Outplacement benefits.
•	Subject to any more favorable treatment set forth in an award agreement, with respect to awards made pursuant to the Long-Term Incentive Plan, if an eligible executive is involuntarily terminated without cause and no change-incontrol has occurred, awards granted pursuant to our Long-Term Incentive Plan generally will vest on a prorated basis based on the period served during the vesting period and, in the case of performance-based awards, based on actual performance, and stock options will remain exercisable until the end of severance period under the Executive Severance Policy, but not beyond the applicable expiration date for the stock options.
•	With respect to awards made pursuant to the Long-Term Incentive Plan, if an eligible executive experiences a qualifying termination of employment during the 24 month period following a change-in-control, then all time-vested awards will become fully vested and exercisable as of such termination date, and all performance-vested awards will become fully vested and exercisable effective as of the termination date based on the greater of target or actual performance (as estimated based on performance through the termination date).
•	Any benefits triggered by a change-in-control are subject to an automatic reduction to avoid the imposition of excise taxes under Section 4999 of the Internal Revenue Code in the event such reduction would result in a better after-tax result for the executive.

The provision of severance benefits under the Executive Severance Policy is conditioned upon the executive executing an agreement and release which includes, among other things, non-competition and non-solicitation restrictive covenants, as well as a release of claims against the Company. These restrictive covenants vary in duration, but generally do not exceed two years.

As discussed in the “Compensation Discussion and Analysis,” Mr. Farah ceased serving as President, Middle East & Asia Pacific, effective as of December 1, 2023, but remained with the Company as a non-executive employee through February 29, 2024 to assist with the transition of his job duties. Upon his departure in February 2024, Mr. Farah (i) became eligible for benefits under the Executive Severance Policy for an involuntary termination other than for death, disability, or cause, and (ii) entered into a Release and Waiver Agreement to memorialize his entitlement to benefits under his employment contract and the Executive Severance Policy as a result of his termination of employment by the Company. Under the terms of the Release and Waiver Agreement, Mr. Farah became eligible to receive statutory end of service gratuity/severance amounts in accordance with local law equal to $971,575. Because the statutory severance amounts exceeded the cash severance under the Executive Severance Policy, Mr. Farah did not receive cash severance under the Executive Severance Policy. In addition, in light of his continued service through February 29, 2024, under the terms of Mr. Farah’s Release and Waiver Agreement, Mr. Farah received a bonus payment equal to $709,500 with respect to the 2023 Annual Incentive Plan. Due to his satisfaction of the age and service requirements under his outstanding equity award agreements, Mr. Farah became eligible for retirement vesting in accordance with the terms of these agreements (estimated value $565,723 based on the closing stock price on December 29, 2023 of $11.92 per share and assuming target payout for the PSUs).

2024 Proxy Statement  |  59

EXECUTIVE COMPENSATION

Additionally, as noted earlier, Mr. Angelini is subject to an employment agreement. Under the terms of this agreement, upon an involuntary termination of employment, Mr. Angelini is required to receive any notice period required by applicable law or by the provisions of the National Collective Bargaining for executives of the Trade Sector in Italy or, to the extent permissible, to receive an indemnity in lieu of notice. Mr. Angelini’s employment agreement further provides that in the event of his termination of employment, then for six months following this termination, he will be entitled to receive an indemnity equal to 30% of one month of base salary per month, provided that he complies with certain non-competition covenants set forth in his employment agreement during this period. Thirty percent (30%) of this indemnity is payable upon Mr. Angelini’s termination of employment, with the remainder payable upon the expiration of the six-month period.

For each of the NEOs serving as executive officers as of December 31, 2023, we have quantified the potential payments upon termination under various termination circumstances in the tables set forth below. These tables assume that the covered termination took place on December 31, 2023. As of December 31, 2023, none of our continuing NEOs were eligible for retirement vesting.

60  |  The Western Union Company

EXECUTIVE COMPENSATION

PAYMENTS UPON TERMINATION OR
CHANGE-IN-CONTROL TABLES

TERMINATION FOLLOWING A CHANGE-IN-CONTROL(1)
NAME	SEVERANCE ($000)(2)	WELFARE BENEFITS ($000)(3)	LONG-TERM INCENTIVES(4)			DEU ACCRUAL ($000)	TOTAL ($000)
			STOCK OPTIONS ($000)	PSUs ($000)	RSUs ($000)
Devin McGranahan	7,270.0	18.0	—	8,192.9	2,389.6	1,130.7	19,001.2
Matt Cagwin	2,157.8	6.0	—	1,325.3	1,247.7	679.9	5,416.7
Andrew Walker	2,277.0	12.0	—	1,015.7	593.2	158.7	4,056.6
Benjamin Adams	1,774.1	12.0	—	691.3	1,127.6	121.7	3,726.7
Giovanni Angelini	2,304.4	—	—	771.7	776.3	190.3	4,042.7

INVOLUNTARY TERMINATION OTHER THAN FOR DEATH, DISABILITY, OR CAUSE
NAME	SEVERANCE ($000)(2)	WELFARE BENEFITS ($000)(3)	LONG-TERM INCENTIVES(4)			DEU ACCRUAL ($000)	TOTAL ($000)
			STOCK OPTIONS ($000)	PSUs ($000)	RSUs ($000)
Devin McGranahan	5,920.0	18.0	—	1,892.5	289.4	344.1	8,464.0
Matt Cagwin	1,685.3	6.0	—	85.2	98.1	21.7	1,896.3
Andrew Walker	1,535.1	12.0	—	214.3	59.0	37.7	1,858.1
Benjamin Adams	1,278.2	12.0	—	—	194.0	26.8	1,511.0
Giovanni Angelini	1,419.8	—	—	310.6	355.8	116.9	2,203.1

DEATH OR DISABILITY
NAME	SEVERANCE ($000)	WELFARE BENEFITS ($000)	LONG-TERM INCENTIVES(4)			DEU ACCRUAL ($000)	TOTAL ($000)
			STOCK OPTIONS ($000)	PSUs ($000)	RSUs ($000)
Devin McGranahan	—	—	—	8,192.9	2,389.6	1,130.7	11,713.2
Matt Cagwin	—	—	—	1,325.3	1,247.7	679.9	3,252.9
Andrew Walker	—	—	—	1,015.7	593.2	158.7	1,767.6
Benjamin Adams	—	—	—	691.3	1,127.6	121.7	1,940.6
Giovanni Angelini	—	—	—	771.7	776.3	190.3	1,738.3

Footnotes:

(1)	Under the Executive Severance Policy, an eligible executive will become entitled to severance benefits if he or she is involuntarily terminated by the Company other than on account of death or disability or for cause, or he or she terminates employment voluntarily for good reason within 24 months after the date of the change-in-control.
(2)	In accordance with the Executive Severance Policy, amounts in this column represent severance payments equal to (i) in the case of a qualifying termination where no change-in-control has occurred, the NEO’s base salary as of December 31, 2023 multiplied by 1.0 (or, in the case of Mr. McGranahan, 1.5), plus a prorated portion of the NEO’s bonus for 2023 based on actual performance, and (ii) in the case of a qualifying termination during the 24 month period following a change-in-control, a multiple of 2.0 times the sum of the NEO’s base salary as of December 31, 2023 and the NEO’s target bonus for 2023, plus a prorated portion of the NEO’s bonus for 2023 based on actual performance. This amount also includes, for Mr. Angelini, an amount equal to 15% of Mr. Angelini’s base salary as of December 31, 2023, representing the amount to which he would be entitled for complying with the non-competition covenants under his employment agreement for six months following his termination of employment.
(3)	Amounts in this column represent a lump sum cash payment for each of the NEOs based upon the health and dental coverage in which each such individual was enrolled as of December 31, 2023.
(4)	Amounts in these columns reflect the long-term incentive awards to be received upon a termination or a change-in-control calculated in accordance with the Executive Severance Policy and the Long-Term Incentive Plan. In the case of stock grants, the equity value represents the value of the shares determined by multiplying the closing stock price of $11.92 per share on December 29, 2023 by the number of unvested RSUs or, in the case of PSUs, by the number of shares to be awarded based on target achievement. In the case of option awards, the equity value was determined by multiplying (i) the spread between the exercise price and the closing stock price of $11.92 per share on

2024 Proxy Statement  |  61

EXECUTIVE COMPENSATION

December 29, 2023 and (ii) the number of unvested option shares that would vest following a qualifying termination or termination due to death or disability. The calculation with respect to unvested long-term incentive awards reflects the following additional assumptions under the Executive Severance Policy and the Long-Term Incentive Plan:
EVENT	STOCK OPTIONS**	RSUs**	PSUs
Change-in-control and qualifying termination within subsequent 24-month period	Accelerate	Accelerate Accrued dividend equivalents would be distributed on accelerated RSUs.

Accelerated vesting and award is payable to the extent earned based on the greater of (i) target and (ii) actual performance results

Accrued dividend equivalents would be distributed on accelerated PSUs (excluding PSUs with vesting based solely on TSR performance and granted prior to 2022).

Change-in-control (without termination of employment)	Vesting continues under normal terms	Vesting continues under normal terms	Vesting continues under normal terms

Involuntary termination without cause (outside the 24-month period following a change-in-control)*

*If the NEO would satisfy the age and service requirements for retirement, then the NEO would receive retirement vesting under this termination scenario.

Prorated vesting by grant based on period served during vesting period

Prorated vesting by grant based on period served during vesting period; with respect to awards granted prior to February 22, 2023, if termination occurs prior to the one-year anniversary of the grant date, the awards are forfeited

Accrued dividend equivalents would be distributed on accelerated RSUs.

With respect to awards granted prior to February 22, 2023, prorated vesting by grant based on actual performance results and period served during vesting period; if termination occurs prior to the one-year anniversary of the grant date, the awards are forfeited. With respect to awards granted on or after February 22, 2023, prorated vesting calculated on a grant-by-grant basis in accordance with the applicable award agreement.

Accrued dividend equivalents would be distributed on accelerated PSUs (excluding PSUs with vesting based solely on TSR performance and granted prior to 2022).

Death or disability	Accelerate	Accelerate Accrued dividend equivalents would be distributed on accelerated RSUs.

Accelerated vesting and award is payable to the extent earned based on actual performance results

Accrued dividend equivalents would be distributed on accelerated PSUs (excluding PSUs with vesting based solely on TSR performance and granted prior to 2022).

Retirement	Prorated vesting by grant based on period served during vesting period, with an exercise period equal to the earlier of (i) two years post-termination (three years, in the case of the CEO if termination is a severance-eligible event) and (ii) the expiration date	Prorated vesting by grant based on period served during vesting period Accrued dividend equivalents would be distributed on accelerated RSUs.

Prorated vesting by grant based on actual performance results and period served during vesting period

Accrued dividend equivalents would be distributed on accelerated PSUs (excluding PSUs with vesting based solely on TSR performance and granted prior to 2022).

**	The new hire awards for Mr. McGranahan provide for accelerated vesting in the event of a termination by the Company other than for cause or by Mr. McGranahan for good reason or in the event of a change in control in which the awards are not assumed by the surviving company.

62  |  The Western Union Company

EXECUTIVE COMPENSATION

RISK MANAGEMENT AND COMPENSATION

Appropriately incentivizing behaviors which foster the best interests of the Company and its stockholders is an essential part of the compensation-setting process. The Company believes that risk-taking is necessary for continued innovation and growth, but that risks should be encouraged within parameters that are appropriate for the long-term health and sustainability of the business. As part of its compensation setting process, the Company evaluates the merits of its compensation programs through a comprehensive review of its compensation policies and programs to determine whether they encourage unnecessary or inappropriate risk-taking by the Company’s executives and employees below the executive level. Based on this review, the Company has concluded that the risks arising from its compensation programs are not reasonably likely to have a material adverse effect on the Company.

Management and the independent compensation consultant review the Company’s compensation programs, including the broad-based employee programs and the programs tied to the performance of individual business units. The team maps the level of “enterprise” risk for each business area, as established through the Company’s enterprise risk management oversight process, with the level of compensation risk for the associated incentive programs. In developing the risk assessment, the team reviews the compensation programs within each business area for:

•	The mix of fixed versus variable pay;
•	The performance metrics to which pay is tied;
•	Whether the pay opportunity is capped;
•	The timing of payout;
•	Whether “clawback” adjustments are permitted;
•	The use of equity awards; and
•	Whether stock ownership guidelines apply.

Annual incentive awards and long-term incentive awards granted to executives are tied primarily to corporate performance goals, including revenue and EPS growth, and strategic performance objectives. The Compensation Committee believes that these metrics encourage performance that supports the business as a whole. The executive annual incentive awards include a maximum payout opportunity equal to 200% of target (inclusive of an additional +/- 25% modifier for participants other than Mr. McGranahan based on individual leadership and impact as measured across areas such as customer focus, ESG and team engagement). Our executives are also expected to meet share ownership guidelines in order to align the executives’ interests with those of our stockholders. Further, the Company’s Dodd-Frank Policy requires the Company to recover incentive compensation paid to covered officers in the event of a financial restatement and the Company’s Misconduct Policy provides that the Company may, in its sole discretion, recoup certain incentive compensation from covered officers in the event the covered officer engages in compliance misconduct or detrimental conduct, which may include actions that resulted in a financial restatement. The Misconduct Policy helps to discourage inappropriate risks, as executives will be held accountable for misconduct which is harmful to the Company’s financial and reputational health. In addition, the Misconduct Policy and specific clawback provisions in the Company’s annual and long-term incentive award agreements allow the Company to “claw back” executive pay if the executive engages in conduct that is determined to have contributed to material compliance failures, subject to applicable law.

2024 Proxy Statement  |  63

CEO PAY RATIO

As required by Section 953(b) of the Dodd-Frank Act, we are providing the following disclosure about the relationship of the annual total compensation of our employees to the annual total compensation of Mr. McGranahan, our CEO.

To understand this disclosure, we think it is important to give context to our operations. As noted above, The Western Union Company provides people and businesses with fast, reliable, and convenient ways to send money and make payments around the world. As a global organization, approximately 85% of our employees are located outside of the United States, with our employees located in more than 50 countries. We strive to create a competitive global compensation program in terms of both the position and the geographic location in which the employee is located. As a result, our compensation program varies amongst each local market, in order to allow us to provide a competitive total rewards package.

Given the leverage of our executive compensation program towards performance-based elements, we expect that our pay ratio disclosure will fluctuate year-to-year based on the Company’s performance against the pre-established performance goals.

Ratio

For 2023,

•	The median of the annual total compensation of all of our employees, other than Mr. McGranahan, was $29,781.
•	Mr. McGranahan’s annual total compensation, as reported in the Total column of the 2023 Summary Compensation Table, was $9,966.9 thousand.
•	Based on this information, the ratio of the annual total compensation of Mr. McGranahan to the median of the annual total compensation of all employees is estimated to be 335 to 1.

Identification of Median Employee

We selected November 1, 2023 as the date on which to determine our median employee. As of that date, we had approximately 8,900 employees. For purposes of identifying the median employee, we considered the aggregate of the following compensation elements for each of our employees, as compiled from the Company’s payroll records:

•	Base Salary
•	Target Annual Bonus
•	Actual Equity Awards
•	Target Commissions

We selected the above compensation elements as they represent the Company’s principal broad-based compensation elements. In addition, we measured compensation for purposes of determining the median employee using the 12-month period ending December 31, 2023.

Using this methodology, we determined that our median employee was a full-time, salaried employee working in India. For purposes of this disclosure, we converted such employee’s compensation from the employee’s local currency to U.S. dollars using an exchange rate as of December 31, 2023. In determining the annual total compensation of the 2023 median employee, we calculated such employee’s 2023 compensation in accordance with Item 402(c)(2)(x) of Regulation S-K as required pursuant to SEC executive compensation disclosure rules. This calculation is the same calculation used to determine total compensation for purposes of the 2023 Summary Compensation Table with respect to each of the NEOs.

64  |  The Western Union Company

PAY VERSUS PERFORMANCE
PAY VERSUS PERFORMANCE
YEAR(1)	SUMMARY COMPENSATION TABLE TOTAL FOR MCGRANAHAN ($000)(2)	SUMMARY COMPENSATION TABLE TOTAL FOR ERSEK ($000)(2)	COMPENSATION ACTUALLY PAID TO MCGRANAHAN ($000)(3)	COMPENSATION ACTUALLY PAID TO ERSEK ($000)(3)	AVERAGE SUMMARY COMPENSATION TABLE TOTAL FOR NON-PEO NEOS ($000)(2)	AVERAGE COMPENSATION ACTUALLY PAID TO NON-PEO NEOS ($000)(3)	VALUE OF INITIAL FIXED $100 INVESTMENT BASED ON:(4)		NET INCOME ($000,000)	ADJUSTED REVENUE ($000,000)(6)
							TOTAL StockHOLDER RETURN ($)	PEER GROUP TOTAL StockHOLDER RETURN ($)(5)
2023	9,966.9	N/A	7,603.1	N/A	2,071.6	2,000.5	55.70	133.20	626.0	4,342
2022	7,241.7	N/A	782.4	N/A	1,975.9	1,109.0	59.44	118.77	910.6	4,512
2021	14,117.4	10,834.6	9,871.5	639.4	3,277.1	1,402.5	72.40	132.75	805.8	5,012
2020	N/A	10,336.4	N/A	(7,515.9)	3,566.7	1,069.0	85.33	98.31	744.3	4,918

(1)	The Principal Executive Officer (“PEO”) and NEOs for the applicable years were as follows:
-	2023: Devin McGranahan served as the Company’s Chief Executive Officer for the entirety of 2023, and the Company’s other NEOs were: Matt Cagwin, Andrew Walker, Benjamin Adams, Giovanni Angelini, and Jean Claude Farah.
-	2022: Devin McGranahan served as the Company’s Chief Executive Officer for the entirety of 2022 and the Company’s other NEOs were: Matt Cagwin; Jean Claude Farah; Gabriella Fitzgerald; Benjamin Adams; and Raj Agrawal.
-	2021: Devin McGranahan assumed the role of the Company’s Chief Executive Officer on December 27, 2021 and Hikmet Ersek served as Chief Executive Officer during 2021 through his December 27, 2021 retirement. The Company’s other NEOs for 2021 were: Raj Agrawal; Michelle Swanback; Jean Claude Farah; and Gabriella Fitzgerald.
-	2020: Hikmet Ersek served as the Company’s Chief Executive Officer for the entirety of 2020 and the Company’s other NEOs for 2020 were: Raj Agrawal; Michelle Swanback; Jean Claude Farah; and Khalid Fellahi.

(2)	Amounts reported in this column represent (i) the total compensation reported in the Summary Compensation Table for the applicable year in the case of Messrs. McGranahan and Ersek and (ii) the average of the total compensation reported in the Summary Compensation Table for the applicable year for the Company’s NEOs for the applicable year other than the PEOs for such years.
(3)	To calculate compensation actually paid (“CAP”), adjustments were made to the amounts reported in the Summary Compensation Table for the applicable year. A reconciliation of the adjustments for Messrs. McGranahan and Ersek and for the average of the other NEOs is set forth following the footnotes to this table.
(4)	Pursuant to rules of the SEC, the comparison assumes $100 was invested on December 31, 2019. Historic stock price performance is not necessarily indicative of future stock price performance.
(5)	The TSR Peer Group consists of the Standard & Poor’s Composite – 500 Financials Index (the “S&P 500 Financials Index”), an independently prepared index that includes companies in the financial services industry.
(6)	As noted in the “Compensation Discussion and Analysis,” for 2023, the Compensation Committee determined that adjusted revenue continues to be viewed as a core driver of the Company’s performance and stockholder value creation and, accordingly, was utilized as a component in the Annual Incentive Plan. Total adjusted revenue represents revenue adjusted to exclude Argentina inflation and Business Solutions revenue and is shown on a constant currency basis, calculated assuming no changes in the currency exchange rates from 2022 currency exchange rates.

2024 Proxy Statement  |  65

PAY VERSUS PERFORMANCE

CAP ADJUSTMENTS
YEAR	SUMMARY COMPENSATION TABLE TOTAL ($000)(a)	MINUS GRANT DATE FAIR VALUE OF STOCK OPTION AND STOCK AWARDS GRANTED IN FISCAL YEAR ($000)(b)	PLUS FAIR VALUE AT FISCAL YEAR-END OF OUTSTANDING AND UNVESTED STOCK OPTION AND STOCK AWARDS GRANTED IN FISCAL YEAR ($000)(c)	PLUS/(MINUS) CHANGE IN FAIR VALUE OF OUTSTANDING AND UNVESTED STOCK OPTION AND STOCK AWARDS GRANTED IN PRIOR FISCAL YEARS ($000)(d)	PLUS FAIR VALUE AT VESTING OF STOCK OPTION AND STOCK AWARDS GRANTED IN FISCAL YEAR THAT VESTED DURING FISCAL YEAR ($000)(e)	PLUS/(MINUS) CHANGE IN FAIR VALUE AS OF VESTING DATE OF STOCK OPTION AND STOCK AWARDS GRANTED IN PRIOR YEARS FOR WHICH APPLICABLE VESTING CONDITIONS WERE SATISFIED DURING FISCAL YEAR ($000)(f)	MINUS FAIR VALUE AS OF PRIOR FISCAL YEAR-END OF STOCK OPTION AND STOCK AWARDS GRANTED IN PRIOR FISCAL YEARS THAT FAILED TO MEET APPLICABLE VESTING CONDITIONS DURING FISCAL YEAR ($000)(g)	PLUS DOLLAR VALUE OF DIVIDENDS OR OTHER EARNINGS PAID ON STOCK AWARDS IN FISCAL YEAR AND PRIOR TO VESTING DATE ($000)(h)	EQUALS COMPENSATION ACTUALLY PAID ($000)
Devin McGranahan
2023	9,966.9	(6,933.4)	6,285.0	(1,164.6)	—	(550.8)	—	—	7,603.1
2022	7,241.7	(5,007.1)	1,723.5	(2,527.5)	—	(648.2)	—	—	782.4
2021	14,117.4	(13,100.0)	8,854.1	—	—	—	—	—	9,871.5
Hikmet Ersek
2021	10,834.6	(8,200.0)	3,064.3	(5,871.4)	—	811.9	—	—	639.4
2020	10,336.4	(8,200.0)	4,865.4	(13,777.1)	—	(740.6)	—	—	(7,515.9)

Other NEOs (Average)(i)
2023	2,071.6	(902.9)	899.4	(52.1)	—	(15.5)	—	—	2,000.5
2022	1,975.9	(1,297.4)	572.5	(164.7)	—	22.7	—	—	1,109.0
2021	3,277.1	(2,200.0)	1,115.4	(854.6)	—	64.6	—	—	1,402.5
2020	3,566.7	(2,412.5)	1,670.1	(1,693.2)	—	(62.1)	—	—	1,069.0

(a)	Represents Total Compensation as reported in the Summary Compensation Table for the indicated fiscal year. With respect to the Other NEOs, amounts shown represent averages.
(b)	Represents the grant date fair value of the stock option and stock awards granted during the indicated fiscal year, computed in accordance with the methodology used for financial reporting purposes and, for awards subject to performance-based vesting conditions, based on the probable outcome of such performance-based vesting conditions as of the last day of the fiscal year.
(c)	Represents the fair value as of the indicated fiscal year-end of the outstanding and unvested option awards and stock awards granted during such fiscal year, computed in accordance with the methodology used for financial reporting purposes and, for awards subject to performance-based vesting conditions, based on the probable outcome of such performance-based vesting conditions as of the last day of the fiscal year.
(d)	Represents the change in fair value during the indicated fiscal year of the outstanding and unvested option awards and stock awards held by the applicable NEO as of the last day of the indicated fiscal year, computed in accordance with the methodology used for financial reporting purposes and, for awards subject to performance-based vesting conditions, based on the probable outcome of such performance-based vesting conditions as of the last day of the fiscal year.
(e)	Represents the fair value at vesting of the option awards and stock awards that were granted and vested during the indicated fiscal year, computed in accordance with the methodology used for financial reporting purposes.
(f)	Represents the change in fair value, measured from the prior fiscal year-end to the vesting date, of each option award and stock award that was granted in a prior fiscal year and which vested during the indicated fiscal year, computed in accordance with the methodology used for financial reporting purposes.
(g)	Represents the fair value as of the last day of the prior fiscal year of the option award and stock awards that were granted in a prior fiscal year and which failed to meet the applicable vesting conditions in the indicated fiscal year, computed in accordance with the methodology used for financial reporting purposes.
(h)	Represents the dollar value of any dividends or other earnings paid on stock awards in the indicated fiscal year and prior to the vesting date that are not otherwise included in the total compensation for the indicated fiscal year. The Company does not pay dividends or other earnings on unvested stock awards.
(i)	See footnote 1 above for the NEOs included in the average for each year.

66  |  The Western Union Company

PAY VERSUS PERFORMANCE

Relationship Between Pay and Performance

We believe the “Compensation Actually Paid” in each of the years reported above and over the four-year cumulative period are reflective of the Compensation Committee’s emphasis on “pay-for-performance” as the “Compensation Actually Paid” fluctuated year-over-year, primarily due to the result of our varying levels of achievement against pre-established performance goals under our Annual Incentive Plan and our Long-Term Incentive Plan, including our adjusted revenue performance, and our stock performance.

1  TSR: Company versus Peer Group and CAP

As shown in the chart below, the Company’s four-year cumulative TSR for the period of 2020-2023 is less than the four-year cumulative TSR for companies included in our peer group TSR. While the average CAP for the other NEOs is relatively aligned with the Company’s TSR, the CAP for the PEO position was impacted by vesting levels for PSUs in 2023. In addition, the CAP for the PEO position was impacted by the new hire grants received by Mr. McGranahan in 2021 in connection with the commencement of his employment and the CAP for Mr. Ersek in 2020 was impacted by the decline in the Company’s stock price from December 31, 2019 through December 31, 2020.

COMPENSATION ACTUALLY PAID (CAP) VS WESTERN UNION
AND PEER GROUP TSR

2024 Proxy Statement  |  67

PAY VERSUS PERFORMANCE

2 CAP Versus Adjusted Revenue (Company Selected Measure)

The chart below demonstrates the relationship between CAP amounts for our PEO and each of our NEOs and our adjusted revenue for the applicable fiscal year. Variations in the CAP amounts for our PEO and other NEOs are due in large part to the significant emphasis the Company places on long-term incentives, the value of which fluctuates most significantly based on the vesting level of our PSU awards and changes in stock price over time. As noted in the “Compensation Discussion and Analysis,” the Compensation Committee determined that adjusted revenue continues to be viewed as a core driver of the Company’s performance and stockholder value creation and, accordingly, was utilized as a component in both the Annual Incentive Plan and long-term incentive program. While the average CAP for the other NEOs is relatively aligned with the Company’s adjusted revenue performance, the CAP for the PEO position was impacted by the vesting levels for PSUs in 2023. In addition, the CAP for the PEO position was impacted by the new hire grants received by Mr. McGranahan in 2021 in connection with the commencement of his employment and the CAP for Mr. Ersek in 2020 was impacted by the decline in the Company’s stock price from December 31, 2019 through December 31, 2020.

COMPENSATION ACTUALLY PAID (CAP) VS ADJUSTED REVENUE

68  |  The Western Union Company

PAY VERSUS PERFORMANCE

3 CAP Versus Net Income

The chart below demonstrates the relationship between CAP amounts for our PEO and our other NEOs and our net income. Net income is not a component of our executive compensation program. Variations in the CAP amounts for our PEO and other NEOs are due in large part to the significant emphasis the Company places on long-term incentives, the value of which fluctuates most significantly based on the vesting level of our PSU awards and changes in stock price over time.

COMPENSATION ACTUALLY PAID (CAP) VS NET INCOME

Performance Measures Used to Link Company Performance and CAP to the NEOs

Below is a list of financial performance measures, which in the Company’s assessment represent the most important financial performance measures used by the Company to link CAP to the NEOs for 2023 to Company performance. As noted in the “Compensation Discussion and Analysis,” the Company used both financial and non-financial performance measures in order to link compensation paid to NEOs to Company performance in 2023. To measure individual performance against key objectives for the Company as well as the executive’s success in fulfilling the executive’s responsibilities, the total payout under the Annual Incentive Plan for the participating NEOs other than Mr. McGranahan in 2023 was subject to a +/- 25% modifier based on the Compensation Committee’s assessment versus non-financial performance metrics relating to leadership, ESG and customer focus. These goals were included in the Annual Incentive Plan design to reinforce these objectives as priorities throughout the organization. Please see the “Compensation Discussion and Analysis” for further information regarding how each of these goals is calculated as well as the Company’s use of strategic and non-financial goals in its executive compensation program.

•	Adjusted Revenue
•	Adjusted Earnings Per Share
•	Retail Retention Rate
•	New Digital Customer Growth
•	Operational Efficiency
•	Total Stockholder Return
•	Company Stock Price

2024 Proxy Statement  |  69

PROPOSAL 2
ADVISORY VOTE TO APPROVE
EXECUTIVE COMPENSATION

The Company is providing stockholders an advisory vote to approve executive compensation as required by Section 14A of the Exchange Act. The advisory vote to approve executive compensation is a nonbinding vote on the compensation of the Company’s NEOs, as described in the “Compensation Discussion and Analysis” section, the tabular disclosure regarding such compensation, and the accompanying narrative disclosure set forth in this Proxy Statement. The advisory vote to approve executive compensation is not a vote on the Company’s general compensation policies or the compensation of the Company’s Board of Directors. The Dodd-Frank Act requires the Company to hold the advisory vote to approve executive compensation at least once every three years. At the 2023 Annual Meeting of Stockholders, the Company asked stockholders to indicate if it should hold an advisory vote to approve the compensation of named executive officers every one, two or three years, with the Board recommending an annual advisory vote. Our stockholders approved this recommendation. Accordingly, the Company is again asking stockholders to approve the compensation of NEOs as disclosed in this Proxy Statement.

At the 2023 Annual Meeting of Stockholders, the Company provided stockholders with the opportunity to cast an advisory vote to approve the compensation of the Company’s NEOs as disclosed in the Proxy Statement for the 2023 Annual

Meeting of Stockholders, and the Company’s stockholders overwhelmingly approved the proposal, with approval by approximately 92% of the votes cast for the proposal at the 2023 Annual Meeting of Stockholders.

The Company believes that its compensation policies and procedures, which are outlined in the “Compensation Discussion and Analysis” section of this Proxy Statement, support the goals of:

•	Aligning our executives’ goals with our stockholders’ interests;
•	Attracting, retaining, and motivating outstanding executive talent; and
•	“Pay-for-performance” - Holding our executives accountable and rewarding their achievement of financial, strategic and operating goals.

The Compensation Committee of the Board continually reviews the Company’s executive compensation and benefits program to evaluate whether it supports these goals and serves the interests of the Company’s stockholders. The Company’s executive compensation practices include the following, as discussed in more detail in the “Compensation Discussion and Analysis” section of this Proxy Statement:

WHAT WE DO		WHAT WE DON’T DO

%✓  Pay-for-performance and at-risk compensation.

✓  Align compensation with stockholder interests.

✓  Emphasis on future pay opportunity vs. current pay.

✓  Mix of performance metrics.

✓  Stockholder engagement.

✓  “Clawback” policies.

✓  Robust stock ownership guidelines.

✓  Include ESG metrics in compensation program.

✓  Multi-year vesting and/or performance periods for long-term incentive awards.

✓  Independent compensation consultant retained by Compensation Committee.

✓  “Double trigger” severance benefits in the event of a change-in-control.

✓  Maximum payout caps for annual cash incentive compensation and PSUs.

%

×

No repricing or buyout of underwater stock options without stockholder approval.

×

No change-in-control tax gross ups.

×

No dividends or dividend equivalents paid on unvested or unearned PSUs or RSUs.

×

Prohibition against pledging and hedging of Company securities by senior executives and directors.

×

No service-based defined benefit pension plan.

70  |  The Western Union Company

PROPOSAL 2 ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION

We believe that our executive compensation practices, in combination with a competitive market review, limited executive perquisites, and reasonable severance pay multiples contribute to an executive compensation program that is competitive yet strongly aligned with stockholder interests.

The Board recommends that you vote in favor of the following “say-on-pay” resolution:

RESOLVED, that the stockholders of the Company approve, on an advisory basis, the compensation of the Company’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K in the “Compensation Discussion and Analysis” section, the tabular disclosure regarding such compensation, and the accompanying narrative disclosure, each as set forth in the Company’s Proxy Statement for its 2024 Annual Meeting of Stockholders.

Because your vote is advisory, it will not be binding upon the Board of Directors. However, the Compensation Committee may take into account the outcome of the vote when considering future executive compensation arrangements.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR PROPOSAL 2.

2024 Proxy Statement  |  71

PROPOSAL 3
RATIFICATION OF SELECTION OF AUDITORS

The Board of Directors and the Audit Committee believe it is in the best interest of the Company and its stockholders to recommend to the stockholders the ratification of the selection of Ernst & Young LLP, independent registered public accounting firm, to audit the accounts of the Company and its subsidiaries for 2024. Ernst & Young LLP has served as the Company’s independent registered public accounting firm since the Company became a public company in 2006. Consistent with the regulations adopted pursuant to the

Sarbanes-Oxley Act of 2002, the lead audit partner having primary responsibility for the audit and the concurring audit partner are rotated every five years.

A representative of Ernst & Young LLP will be present at the Annual Meeting, will have the opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions.

SUMMARY OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM’S FEES FOR 2023 AND 2022

Fees for professional services provided by our independent auditors, Ernst & Young LLP, for fiscal years 2023 and 2022, respectively, included the following (in millions):

	2023	2022
Audit Fees(1)	$6.2	$6.0
Audit-Related Fees(2)	$0.8	$1.5
Tax Fees(3)	$1.2	$0.8
(1)	“Audit Fees” primarily include fees related to (i) the integrated audit of the Company’s annual consolidated financial statements and internal controls over financial reporting; (ii) the review of its quarterly consolidated financial statements; (iii) statutory audits required domestically and internationally; (iv) comfort letters, consents and assistance with and review of documents filed with the SEC; and (v) other accounting and financial reporting consultation and research work billed as audit fees or necessary to comply with the standards of the PCAOB (United States).
(2)	“Audit-Related Fees” primarily include fees, not included in “Audit Fees” above, related to (i) service auditor examinations; (ii) attest services that are not required by statute or regulation; and (iii) consultation concerning financial accounting and reporting standards that are not classified as “Audit Fees.”
(3)	“Tax Fees,” which incorporate both tax advice and tax planning services, primarily include fees related to (i) consultations, analysis and assistance with domestic and foreign tax matters, including value-added and goods and services taxes; (ii) local tax authority audits; and (iii) other miscellaneous tax consultations, including tax services requested as part of the Company’s procedures for commercial agreements, the acquisition of new entities, and other potential business transactions.

During 2023 and 2022, all audit and non-audit services provided by the independent registered public accounting firm were pre-approved, consistent with the pre-approval policy of the Audit Committee. The pre-approval policy requires that all services provided by the independent registered public accounting firm be pre-approved by the Audit Committee or one or more members of the Audit Committee designated by the Audit Committee.

In the event the stockholders fail to ratify the selection of Ernst & Young LLP, the Audit Committee of the Board of Directors will consider it a direction to select another independent registered public accounting firm for the subsequent year. Even if the selection is ratified, the Audit Committee, in its discretion, may select a new independent registered public accounting firm at any time during the year, if it feels that such a change would be in the best interest of the Company and its stockholders.

THE BOARD OF DIRECTORS AND THE AUDIT COMMITTEE RECOMMEND THAT YOU VOTE FOR PROPOSAL 3.

72  |  The Western Union Company

PROPOSAL 4
APPROVAL OF THE WESTERN UNION COMPANY 2024 LONG-TERM INCENTIVE PLAN

At the Annual Meeting, our stockholders will be asked to approve the 2024 Plan. The 2024 Plan was approved by the Board on February 22, 2024, subject to stockholder approval, and will replace The Western Union Company 2015 Long-Term Incentive Plan (the “2015 Plan”), which will terminate at our 2025 annual meeting of stockholders. As of February 29, 2024, there were approximately 3,109,863 shares of Common Stock that remained available for future issuances under the 2015 Plan and which will cease to be available for future grants under the 2015 Plan, but will be rolled into and available under the 2024 Plan, if the 2024 Plan is approved by stockholders (assuming outstanding performance awards are vested at the maximum vesting level). If the 2024 Plan is approved by stockholders, we will continue to be able to make awards of long-term equity incentives, which are critical for attracting, motivating, rewarding and retaining a talented management team who will contribute to our success.

Equity Grant Practices

As of February 29, 2024, there were approximately 13,153,661 full value awards (that is, awards other than stock options and stock appreciation rights (“SARs”), and with performance-based awards counted assuming the maximum vesting level) issued and outstanding and approximately 11,030,307 stock options outstanding under the 2015 Plan (and no SARs outstanding). As of that date, the weighted average exercise price of our outstanding stock options was $16.08, and the weighted average remaining contractual term for the outstanding stock options was 7.9 years. As noted above, as of February 29, 2024, 3,109,863 shares of Common Stock remained available for issuance under the 2015 Plan (counting performance-based awards at the maximum payout level). The 2015 Plan was our only active equity compensation plan as of February 29, 2024.

Annual dilution from our equity compensation program is measured as the total number of shares of Common Stock subject to equity awards granted in a given year, less cancellations and other shares returned to the reserve that year, divided by total shares outstanding at the end of the year. Annual dilution from our equity compensation program for fiscal year 2023 was 1.00%. Overhang is another measure of the dilutive impact of equity programs. Our overhang is equal to the number of shares subject to outstanding equity compensation awards plus the number of shares available to be granted, divided by the total number of outstanding shares. As of February 29, 2024, our overhang was 8.03%. As of February 29, 2024, the 22,300,000 shares of Common Stock being requested under the 2024 Plan, plus any shares of Common Stock under the 2015 Plan rolled into and available under the 2024 Plan, would increase our aggregate overhang by 6.56% and would bring our aggregate overhang to approximately 14.59%. Overhang percentages are based on approximately 340,000,000 shares of Common Stock outstanding as of February 29, 2024.

Burn rate is a measure of the number of shares subject to equity awards that we grant annually, which helps indicate the life expectancy of our equity plans and is another measure of stockholder dilution. The Company’s burn rate for the past three fiscal years has been as follows:

		FULL VALUE AWARDS			WEIGHTED
					AVERAGE
					NUMBER OF
				STOCK	SHARES OF
FISCAL	STOCK OPTIONS			OPTIONS + FULL	COMMON STOCK
YEAR	GRANTED	RSUs GRANTED	PSUs GRANTED	VALUE AWARDS	OUTSTANDING	BURN RATE
2023	1,000,000	3,000,000	1,600,000	5,600,000	370,800,000	1.49%
2022	500,000	[ 2,600,000]	[insert number]	4,500,000	387,200,000	1.15%
2021	2,600,000	[2,600,000]	[insert number]	6,300,000	406,800,000	1.53%

2024 Proxy Statement  |  73

PROPOSAL 4 APPROVAL OF THE WESTERN UNION COMPANY 2024 LONG-TERM INCENTIVE PLAN

The Board believes that the Company has used equity in a reasonable manner, with a three-year average burn rate of approximately 1.39% of the Company’s outstanding shares of Common Stock.

The purposes of the 2024 Plan are to:

•	advance the interests of the Company by attracting and retaining high caliber employees, and other key individuals who perform services for the Company or its subsidiaries or affiliates;
•	align the interests of our stockholders and recipients of awards under the 2024 Plan by increasing the proprietary interest of such recipients in the Company’s growth and success; and
•	motivate award recipients to act in the long-term best interests of the Company and its stockholders.

Under the 2024 Plan, the Company may grant:

•	non-qualified stock options;
•	incentive stock options (within the meaning of Section 422 of the Code);
•	SARs, in the form of free-standing SARs or tandem SARs;
•	restricted stock, RSUs, and other stock awards (collectively, “Stock Awards”); and
•	performance awards.

As of February 29, 2024, approximately 9,100 employees and 10 non-employee directors would be eligible to participate in the 2024 Plan if selected by the Plan Committee (as defined below); however, employee participation in our long-term incentive program has historically been limited to certain senior-level employees, which, as of February 29, 2024, included approximately 150 officers and 1,000 other senior-level employees.

Plan Highlights

Some of the key features of the 2024 Plan are as follows:

•	The 2024 Plan will be administered by the Compensation Committee or a subcommittee thereof or such other committee designated by the Board (the “Plan Committee”), comprised entirely of independent directors; provided, however, that in the case of awards granted to non-employee directors, the Board will serve as the administrator of the 2024 Plan for such non-employee directors;
•	Stock options and SARs granted under the 2024 Plan may not be repriced without stockholder approval;
•	Under the terms of the 2024 Plan, in the case of awards that are assumed in connection with a change in control, outstanding stock options, SARs, Stock Awards and performance awards are subject to double trigger vesting;
•	The 2024 Plan prohibits the grant of dividend equivalents with respect to stock options and SARs;
•	The 2024 Plan prohibits the payment of dividends or dividend equivalents on unearned Stock Awards and performance awards (i.e., any dividends or dividend equivalents will be subject to the same service-based and performance-based vesting conditions as the underlying awards);
•	The 2024 Plan prohibits the recycling of shares used to pay the taxes or exercise price with respect to stock options. The 2024 Plan does allow the recycling of shares withheld for the payment of taxes on full-value awards;
•	Under the 2024 Plan, 22,300,000 shares of Common Stock, plus any shares of Common Stock that are available for awards under the 2015 Plan as of the effective date of the 2024 Plan, will initially be available for awards;
•	Annual non-employee director compensation limit, which cannot be amended without stockholder approval;
•	No discounting of stock options and SARs (other than with respect to substitute awards, as defined below);
•	Awards granted under the 2024 Plan will be subject to any clawback policy adopted by the Company, including the Company’s Misconduct Clawback and Forfeiture Policy and the Company’s Dodd-Frank Clawback.

Description of the 2024 Plan

The following description is qualified in its entirety by reference to the plan document, a copy of which is attached to this Proxy Statement as Annex B and incorporated herein by reference.

Administration

The 2024 Plan will be administered by the Plan Committee, which will be the Compensation Committee of the Board, or a subcommittee thereof, or such other committee of the Board, in each case, consisting of two or more members of the Board, each of whom is intended to be (i) a “non-employee director” within the meaning of Rule 16b-3 under the Exchange Act, and (ii) “independent” within the meaning of the rules of the NYSE, provided, however, that in the case of awards granted to non-employee directors, the Board will serve as the Plan Committee with respect to the administration of the 2024 Plan for non-employee directors.

Subject to the terms of the 2024 Plan, the Plan Committee will have the authority to select eligible persons to receive awards and determine all of the terms and conditions of each award. The Committee may, in its sole discretion and for any reason at any time, take action such that (i) any or all outstanding stock options and SARs will become exercisable in part or in full, (ii) all or a portion of the restriction period applicable to any outstanding award will lapse, (iii) all or a portion of the performance period applicable to any outstanding award will lapse and (iv) the performance measures applicable to any outstanding award (if any) will be deemed to be satisfied at the maximum or any other level. The Plan Committee will also have authority to establish rules and regulations for administering the 2024 Plan and to decide questions of interpretation or application of any provision of the 2024 Plan.

74  |  The Western Union Company

PROPOSAL 4 APPROVAL OF THE WESTERN UNION COMPANY 2024 LONG-TERM INCENTIVE PLAN

The Plan Committee may delegate some or all of its power and authority under the 2024 Plan to the Board (or any members thereof) or, subject to applicable law, a subcommittee of the Board, a member of the Board, the President and Chief Executive Officer or such other executive officer of the Company as the Plan Committee deems appropriate, except that the Plan Committee may not delegate its power and authority to a member of the Board, the President and Chief Executive Officer or any other executive officer with regard to (x) awards to persons subject to Section 16 of the Exchange Act, or (z) any decision regarding the impact of a change in control on awards issued under the 2024 Plan.

Available Shares

Under the 2024 Plan, subject to adjustment under the terms of the 2024 Plan as described below, the number of shares of Common Stock that will be initially available for awards under the 2024 Plan, other than substitute awards, will be (i) 22,300,000 shares, plus (ii) any shares of Common Stock that are available for awards under the 2015 Plan as of the effective date of the 2024 Plan. Subject to adjustment as set forth under the terms of the 2024 Plan, no more than 22,300,000 shares of Common Stock in the aggregate may be issued under the 2024 Plan in connection with incentive stock options. The number of shares of Common Stock that remain available for future grants under the 2024 Plan will be reduced by the aggregate number of shares of Common Stock that become subject to outstanding stock options, outstanding free-standing SARs, outstanding Stock Awards and outstanding performance awards denominated in shares of Common Stock.

To the extent that shares of Common Stock subject to an outstanding award granted under the 2024 Plan or the 2015 Plan, The Western Union Company 2006 Long-Term Incentive Plan, or any other plan previously maintained by the Company under which equity awards remain outstanding as of the effective date of the 2024 Plan (collectively, the “Prior Plans”), other than substitute awards, are not issued or delivered by reason of (i) the expiration, termination, cancellation or forfeiture of such award (excluding shares of Common Stock subject to a stock option cancelled upon settlement of a related tandem SAR or subject to a tandem SAR cancelled upon exercise of a related stock option), or (ii) the settlement of such award in cash, then such shares of Common Stock will again be available under the 2024 Plan. Shares of common stock subject to an award granted under the 2024 Plan or the Prior Plans, other than an option or SAR, will again become available for issuance under the 2024 Plan if the shares are delivered to or withheld by the Company to pay the withholding taxes payable with respect to such award. Shares of Common Stock subject to an award under the 2024 Plan or a Prior Plan will not again be available for issuance under the 2024 Plan if such shares are (a) shares that were subject to a stock option or SAR and were not issued or delivered upon the net settlement or net exercise of such stock option or SAR, (b) shares delivered to or withheld by the Company to pay the purchase price or withholding taxes relating to an outstanding stock option or SAR or (c) shares repurchased by the Company on the open market with the proceeds of a stock option exercise.

On February 29, 2024, the closing sales price per share of Common Stock as reported on the NYSE was $13.41.

Eligible Employees

Participants in the 2024 Plan will consist of such officers, other employees, non-employee directors, consultants, independent contractors, and agents (including any individuals expected to become any of the foregoing) of the Company, its subsidiaries and its affiliates, as selected by the Plan Committee in its sole discretion.

Non-Employee Director Compensation Limit

The aggregate value of cash compensation and the grant date fair value of shares of Common Stock that may be awarded or granted during any fiscal year of the Company to any non-employee director, for his or her services as a non-employee director, will not exceed $1,000,000; provided, however, that this limit will not apply to distributions of previously-deferred compensation under a deferred compensation plan maintained by the Company or compensation received by the director in his or her capacity as an officer or employee of the Company.

No Repricing

Subject to the adjustment provisions set forth in the 2024 Plan, neither the Board nor the Plan Committee will, without the approval of the Company’s stockholders, (i) reduce the purchase price or base price of any previously granted stock option or SAR, (ii) cancel any previously granted stock option or SAR when the purchase price or base price per share of Common Stock subject to the stock option or SAR exceeds the fair market value of a share of Common Stock in exchange for cash or another award (other than in connection with a change in control), (iii) cancel any previously-granted stock option or SAR in exchange for another stock option or SAR with a lower purchase price or base price or (iv) take any other action with respect to a stock option or SAR that would be treated as a repricing under the rules and regulations of the principal U.S. national securities exchange on which the shares of Common Stock are listed.

Clawback of Awards

Except to the extent prohibited by law, awards granted under the 2024 Plan and any cash payment or shares of Common Stock delivered pursuant to an award are subject to forfeiture and recovery by the Company pursuant to any clawback or recoupment policy which the Company may adopt from time to time, including the Company’s Misconduct Clawback and Forfeiture Policy and the Company’s Dodd-Frank Clawback.

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PROPOSAL 4 APPROVAL OF THE WESTERN UNION COMPANY 2024 LONG-TERM INCENTIVE PLAN

Change in Control

Unless otherwise provided in an award agreement or an award holder’s employment, change in control, severance or other similar agreement which is in effect on the date of grant of the applicable award, in the event of a change in control in which the successor company assumes or substitutes for the applicable award, if an award holder’s employment is terminated by the Company without cause (or otherwise terminates for an eligible reason according to the terms of any applicable Company severance policy) within 24 months following a change in control, then upon such termination of employment (i) each outstanding stock option and SAR held by such holder will become fully vested and exercisable, (ii) the restriction period applicable to each outstanding award held by such holder will lapse, and (iii) performance awards will vest or become exercisable or payable in accordance with the applicable award agreement.

Subject to the terms of the applicable award agreement, in the event of a change in control in which the awards are not effectively assumed or substituted as set forth above, then the Board (as constituted prior to the change in control) may in its discretion, require that: (i) (A) some or all outstanding stock options and SARs will become exercisable in full or in part, (B) the restriction period applicable to some or all outstanding Stock Awards will lapse in full or in part, (C) the performance period applicable to some or all outstanding awards will lapse in full or in part, and (D) the performance measures applicable to some or all outstanding awards will be deemed satisfied at the target, maximum or any other level; (ii) shares of capital stock of the corporation resulting from or succeeding to the business of the Company pursuant to the change in control, or a parent corporation thereof, be substituted for some or all of the shares of Common Stock subject to an outstanding award, with an equitable and appropriate adjustment to such award as determined by the Board; or (iii) require outstanding awards, in whole or in part, to be surrendered to the Company and cancelled in exchange for cash or other property, shares of capital stock of the succeeding corporation or a parent thereof, or a combination thereof.

Under the terms of the 2024 Plan, a change in control is generally defined as (i) acquisitions of 35% or more of the then-outstanding shares of Common Stock or of the combined voting power of the then-outstanding securities of the Company entitled to vote in the election of directors, with certain exceptions, (ii) a change in our Board during any 24 month period resulting in the incumbent directors ceasing to constitute at least a majority of our Board, (iii) the consummation of a reorganization, merger, statutory share exchange, consolidation or similar form of corporate transaction or the consummation of a sale or other disposition of all or substantially all of the assets of the Company, with certain exceptions, or (iv) the consummation of a plan of complete liquidation or dissolution of the Company.

Effective Date, Termination and Amendment

If approved by our stockholders at the Annual Meeting, the 2024 Plan will become effective as of the date of such stockholder approval, and will terminate as of the first annual meeting of the Company’s stockholders to occur on or after the tenth anniversary of the effective date, unless earlier terminated by the Board. In the event the 2024 Plan is not approved by stockholders of the Company, the 2024 Plan and any awards thereunder will be void and of no force and effect.

The Board or the Plan Committee may amend the 2024 Plan in any manner as it deems advisable in its sole discretion, provided however, that no amendment of the 2024 Plan will be effective without stockholder approval if (i) stockholder approval is required by applicable law, rule or regulation, including any rule of the NYSE or any other stock exchange on which the Common Stock is then traded, or (ii) such amendment would increase the maximum number of shares of Common Stock available under the 2024 Plan, modify the prohibitions on repricing or discounting of stock options and SARs under the 2024 Plan, or modify the non-employee director compensation limit set forth in the 2024 Plan. No amendment may materially impair the rights of a holder of an outstanding award without the consent of such holder.

Non-Transferability

The 2024 Plan restricts the ability of a participant from transferring awards granted under the 2024 Plan other than by will, the laws of descent and distribution or pursuant to beneficiary designation procedures approved by the Company or, to the extent expressly permitted in the award agreement, to the holder’s family members, a trust or entity established by the holder for estate planning purposes or a charitable organization designated by the holder or pursuant to a domestic relations order, in each case, without consideration.

Stock Options and SARs

The 2024 Plan provides for the grant of non-qualified stock options, incentive stock options and SARs. The Plan Committee will determine the conditions to the exercisability of each stock option and SAR.

Each stock option will be exercisable for no more than ten (10) years after its date of grant, unless the stock option is an incentive stock option and the optionee owns greater than ten percent (10%) of the voting power of all shares of capital stock of the Company (a “ten percent holder”), in which case the stock option will be exercisable for no more than five years after its date of grant. Except in the case of substitute awards granted in connection with a corporate transaction, the exercise price of a stock option will not be less than 100% of the fair market value of a share of Common Stock on the date of grant, unless the stock option is an incentive stock option and the optionee is a ten percent holder, in which case the stock option exercise price will not be less than the price required by the Code.

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PROPOSAL 4 APPROVAL OF THE WESTERN UNION COMPANY 2024 LONG-TERM INCENTIVE PLAN

Each free-standing SAR will be exercisable for no more than ten (10) years after its date of grant, and each SAR granted in tandem with an SAR (a “tandem SAR”) will be exercised no later than the expiration, cancellation, forfeiture, or other termination of the related stock option. Except in the case of substitute awards granted in connection with a corporate transaction, the base price of a SAR will not be less than 100% of the fair market value of a share of Common Stock on the date of grant, provided that the base price of a tandem SAR will be the purchase price of the related stock option. A SAR entitles the holder to receive upon exercise (subject to withholding taxes) shares of Common Stock (which may be restricted stock) or, to the extent provided in the award agreement, cash or a combination thereof, with an aggregate value equal to the difference between the fair market value of the shares of Common Stock on the exercise date and the base price of the SAR.

All of the terms relating to the exercise, cancellation or other disposition of stock options and SARs (i) upon a termination of employment of a participant, whether by reason of disability, retirement, death or any other reason, or (ii) during a paid or unpaid leave of absence, will be determined by the Plan Committee.

Notwithstanding anything in the award agreement to the contrary, the holder of a stock option or SAR will not be entitled to receive dividend equivalents with respect to the shares of Common Stock subject to such stock option or SAR.

Stock Awards

The 2024 Plan provides for the grant of Stock Awards. The Plan Committee may grant a Stock Award either as a restricted stock award, RSU award, or other stock award. Except as otherwise set forth in the 2024 Plan or an applicable award agreement, restricted stock awards or RSU awards will generally be subject to forfeiture if the holder does not remain continuously in the employment or service of the Company during the specified restriction period or performance period or if specified performance measures (if any) are not attained during the performance period.

Unless otherwise set forth in a restricted stock award agreement, the holder of shares of restricted stock awarded will have rights as a stockholder of the Company, including, but not limited to, the voting rights, the right to receive dividends and the right to participate in any capital adjustment applicable to all holders of shares of Common Stock; provided, however, that a distribution with respect to shares of Common Stock, including a regular cash dividend, will be deposited with the Company and will be subject to the same restrictions (including, for the avoidance of doubt, vesting conditions related to continued employment or the achievement of performance-based vesting conditions) as the shares of Common Stock with respect to which such distribution was made.

The agreement awarding RSUs will specify (i) whether such award may be settled in shares of Common Stock, cash or a combination thereof, and (ii) whether the holder will be entitled to receive on a current or deferred basis, dividend equivalents, and, if determined by the Committee, interest on, or the deemed reinvestment of, any deferred dividend equivalents, with respect to such award. Any dividend equivalents with respect to RSUs that are subject to vesting conditions will be subject to the same vesting restrictions (including, for the avoidance of doubt, continued employment or the achievement of performance-based vesting conditions) as such RSUs. Prior to settlement of a RSU award in Common Stock, the holder of a RSU will have no rights as a stockholder of the Company.

In addition to restricted stock and RSUs, the Plan Committee is authorized to grant other Stock Awards that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to shares of Common Stock, including (without limitation) shares of Common Stock granted as a bonus and not subject to any vesting conditions, dividend equivalents, deferred stock units, stock purchase rights and shares of Common Stock issued in lieu of obligations of the Company to pay cash under any compensatory plan or arrangement (“Other Stock Awards”). The Plan Committee will determine the terms and conditions of such awards. Any distribution, dividend or dividend equivalents with respect to Other Stock Awards that are subject to vesting conditions will be subject to the same vesting conditions as the underlying awards.

All of the terms relating to the satisfaction of performance measures and the termination of a restriction period or performance period relating to a Stock Award, or the forfeiture and cancellation of a Stock Award (i) upon a termination of employment, whether by reason of disability, retirement, death or any other reason, or (ii) during a paid or unpaid leave of absence, will be determined by the Plan Committee.

Performance Awards

The 2024 Plan also provides for the grant of performance awards. The agreement relating to a performance award will specify whether such award may be settled in shares of Common Stock, restricted stock, RSUs, cash or a combination thereof, and may specify whether the holder will be entitled to receive, on a current or deferred basis, dividends or dividend equivalents and, if determined by the Plan Committee, interest on or the deemed reinvestment of any deferred dividends or dividend equivalents. Any dividend or dividend equivalents with respect to a performance award that remains subject to vesting conditions will be subject to the same vesting conditions (including, for the avoidance of doubt, continued employment or the achievement of performance-based vesting conditions) as such performance award. The agreement relating to a performance award will provide, in the manner determined by the Plan Committee, for the vesting of such performance award if the specified performance measures are satisfied or met during the specified performance period. Prior to the settlement of a performance award in Common Stock or restricted stock, the holder of such award will have no rights as a stockholder of the Company with respect to such shares.

All of the terms relating to the satisfaction of performance measures and the termination of a performance period, or the forfeiture and cancellation of a performance award

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PROPOSAL 4 APPROVAL OF THE WESTERN UNION COMPANY 2024 LONG-TERM INCENTIVE PLAN

upon (i) a termination of employment, whether by reason of disability, retirement, death or any other reason or (ii) during a paid or unpaid leave of absence, will be determined by the Plan Committee.

Performance Measures

Under the 2024 Plan, the vesting, exercisability or payment of certain awards may be made subject to the satisfaction of performance measures. One or more of the following criteria for the Company on a consolidated basis (and/or a subsidiary, business or geographical or operating unit or operating area thereof) (except with respect to the total shareholder return and earnings per share criteria) or individual basis may be used by the Plan Committee in establishing performance measures under the 2024 Plan: the attainment by a share of Common Stock of a specified fair market value for a specified period of time; total stockholder return; increase in stockholder value; earnings per share; return on or net assets; return on equity; return on investments; return on capital or invested capital; earnings or income of the Company before or after taxes and/or interest; earnings before interest, taxes, depreciation and amortization (“EBITDA”); EBITDA margin; net income; operating income; revenues; operating expenses, attainment of expense levels or cost reduction goals; market share; cash flow, cash flow per share, cash flow margin or free cash flow; interest expense; economic value created; gross profit or margin; operating profit or margin; net cash provided by operations; price-to-earnings growth; and strategic business criteria, consisting of one or more objectives based on meeting specified goals relating to market penetration, customer acquisition, customer retention, business expansion, cost targets, customer satisfaction, productivity, employee retention, succession management, management of the cost of insurance claims, achievement of regulatory compliance performance goals, measurable marketing effectiveness, achievement of diversity goals, reductions in errors and omissions, reductions in lost business, management of employment practices and employee benefits, supervision of litigation, supervision of information technology, quality and quality audit scores, efficiency, and acquisitions or divestitures, or such other goals as the Plan Committee may determine whether or not listed herein.

Each such goal may be determined on a pre-tax or post-tax basis or on an absolute or relative basis, and may include comparisons based on current internal targets, the past performance of the Company (including the performance of one or more subsidiaries, divisions, or operating units) or the past or current performance of other companies or market indices (or a combination of such past and current performance). In addition to the ratios specifically enumerated above, performance goals may include comparisons relating to capital (including, but not limited to, the cost of capital), stockholders’ equity, shares outstanding, assets or net assets, sales, or any combination thereof. In establishing a performance measure or determining the achievement of a performance measure, the Plan Committee may provide that achievement of the applicable performance measures may be amended or adjusted to include or exclude components of any performance measure including, without limitation, foreign exchange gains and losses, asset write-downs, acquisitions and divestitures, change in fiscal year, unbudgeted capital expenditures, special charges such as restructuring or impairment charges, debt refinancing costs, extraordinary or noncash items, unusual, infrequently occurring, nonrecurring or one-time events affecting the Company or its financial statements or changes in law or accounting principles. Performance measures will be subject to such other special rules and conditions as the Committee may establish at any time.

New Plan Benefits

The number of stock options and other forms of awards that will be granted under the 2024 Plan is not currently determinable. Information regarding awards granted in fiscal year 2023 under the 2015 Plan to the NEOs is provided in the “2023 Summary Compensation Table” and the “2023 Grants of Plan-Based Awards Table.” Information regarding awards granted in fiscal year 2023 under the 2015 Plan to non-employee directors is provided in the “Compensation of Directors” section.

U.S. Federal Income Tax Consequences

The following is a brief summary of certain United States federal income tax consequences generally arising with respect to awards under the 2024 Plan. This discussion does not address all aspects of the United States federal income tax consequences of participating in the 2024 Plan that may be relevant to participants in light of their personal investment or tax circumstances and does not discuss any state, local or non-United States tax consequences of participating in the 2024 Plan. Each participant is advised to consult his or her personal tax advisor concerning the application of the United States federal income tax laws to such participant’s particular situation, as well as the applicability and effect of any state, local or non-United States tax laws before taking any actions with respect to any awards.

Section 162(m) of the Code

Section 162(m) of the Code generally limits to $1 million the amount that a publicly held corporation is allowed each year to deduct for the compensation paid to the corporation’s chief executive officer, the corporation’s chief financial officer, and certain other current and former executive officers of the corporation.

Stock Options

A participant will not recognize taxable income at the time a stock option is granted and the Company will not be entitled to a tax deduction at that time. A participant will recognize compensation taxable as ordinary income (and subject to income tax withholding in respect of an employee) upon

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PROPOSAL 4 APPROVAL OF THE WESTERN UNION COMPANY 2024 LONG-TERM INCENTIVE PLAN

exercise of a non-qualified stock option equal to the excess of the fair market value of the shares purchased over their purchase price, and the Company (or the affiliated employer) will be entitled to a corresponding deduction subject to Section 162(m) of the Internal Revenue Code. A participant will not recognize income (except for purposes of the alternative minimum tax) upon exercise of an incentive stock option. If the shares acquired by exercise of an incentive stock option are held for at least two years from the date the stock option was granted and one year from the date it was exercised, any gain or loss arising from a subsequent disposition of those shares will be taxed as long-term capital gain or loss, and the Company will not be entitled to any deduction. If, however, such shares are disposed of within the above-described period, then in the year of that disposition the participant will recognize compensation taxable as ordinary income equal to the excess of the lesser of (1) the amount realized upon that disposition, and (2) the excess of the fair market value of those shares on the date of exercise over the purchase price, and the Company (or the affiliated employer) will be entitled to a corresponding deduction subject to Section 162(m) of the Internal Revenue Code.

SARs

A participant will not recognize taxable income at the time SARs are granted and the Company will not be entitled to a tax deduction at that time. Upon exercise, the participant will recognize compensation taxable as ordinary income (and subject to income tax withholding in respect of an employee) in an amount equal to the fair market value of any shares delivered and the amount of cash paid by the Company. This amount is deductible by the Company (or the affiliated employer) as compensation expense subject to Section 162(m) of the Internal Revenue Code.

Stock Awards

A participant will not recognize taxable income at the time restricted stock (i.e., stock that is subject to a substantial risk of forfeiture) is granted and the Company will not be entitled to a tax deduction at that time, unless the participant makes an election to be taxed at that time. If such election is made, the participant will recognize compensation taxable as ordinary income (and subject to income tax withholding in respect of an employee) at the time of the grant in an amount equal to the excess of the fair market value for the shares at such time over the amount, if any, paid for those shares. If such election is not made, the participant will recognize compensation taxable as ordinary income (and subject to income tax withholding in respect of an employee) at the time the restrictions constituting a substantial risk of forfeiture lapse in an amount equal to the excess of the fair market value of the shares at such time over the amount, if any, paid for those shares. The amount of ordinary income recognized by making the above-described election or upon the lapse of restrictions is deductible by the Company (or the affiliated employer) as compensation expense subject to Section 162(m) of the Internal Revenue Code. In addition, a participant receiving dividends with respect to restricted stock for which the above-described election has not been made and prior to the time the restrictions lapse will recognize compensation taxable as ordinary income (and subject to income tax withholding in respect of an employee), rather than dividend income, in an amount equal to the dividends paid and the Company (or the affiliated employer) will be entitled to a corresponding deduction subject to Section 162(m) of the Internal Revenue Code.

A participant will not recognize taxable income at the time a RSU is granted and the Company will not be entitled to a tax deduction at that time. Upon settlement of RSUs, the participant will recognize compensation taxable as ordinary income (and subject to income tax withholding in respect of an employee) in an amount equal to the fair market value of any shares delivered and the amount of any cash paid by the Company. The amount of ordinary income recognized is deductible by the Company (or the affiliated employer) as compensation expense subject to Section 162(m) of the Internal Revenue Code.

A participant who receives shares of Common Stock that are not subject to any restrictions under the 2024 Plan will recognize compensation taxable as ordinary income on the date of grant in an amount equal to the fair market value of such shares on that date, and the Company (or the affiliated employer) will be entitled to a corresponding deduction subject to Section 162(m) of the Internal Revenue Code.

Performance Awards

A participant will not recognize taxable income at the time performance awards are made and the Company will not be entitled to a tax deduction at that time. Upon settlement of performance awards, the participant will recognize compensation taxable as ordinary income (and subject to income tax withholding in respect of an employee) in an amount equal to the fair market value of any shares delivered and the amount of cash paid by the Company. This amount is deductible by the Company (or the affiliated employer) as compensation expense subject to Section 162(m) of the Internal Revenue Code.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR PROPOSAL 4.

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EQUITY COMPENSATION PLAN INFORMATION

The following table gives information, as of December 31, 2023, about our Common Stock that may be issued upon the exercise of options and settlement of other equity awards under all compensation plans under which equity securities are reserved for issuance. The Company’s 2015 Plan is our only equity compensation plan pursuant to which our equity securities are authorized for issuance.

PLAN CATEGORY	NUMBER OF SECURITIES TO BE ISSUED UPON EXERCISE OF OUTSTANDING OPTIONS, WARRANTS AND RIGHTS	WEIGHTED-AVERAGE EXERCISE PRICE OF OUTSTANDING OPTIONS, WARRANTS AND RIGHTS	NUMBER OF SECURITIES REMAINING AVAILABLE FOR FUTURE ISSUANCE UNDER EQUITY COMPENSATION PLANS (EXCLUDING SECURITIES REFLECTED IN COLUMN (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders	14,469,023(1)	$18.09(2)	10,493,394(3)
Equity compensation plans not approved by security holders	—	N/A	—
Total	14,469,023(1)	$18.09(2)	10,493,394(3)

Footnotes:

(1)	Includes 7,342,650 restricted stock units, PSUs, deferred stock units, and bonus stock units that were outstanding on December 31, 2023 under the Company’s 2015 Plan. Restricted stock unit awards, deferred stock unit awards and bonus stock units may be settled only for shares of Common Stock on a one-for-one basis. The number included for PSUs reflects grant date units awarded. Assuming maximum payout for PSU grants that have not completed the required performance period, the number of securities to be issued would increase by 2,175,396. Please see the “Compensation Discussion and Analysis” section of this Proxy Statement for further information regarding PSUs, including the performance metrics applicable to such awards.
(2)	Only option awards were used in computing the weighted-average exercise price.
(3)	This amount represents shares of Common Stock available for issuance under the Company’s 2015 Plan. Awards available for grant under the Company’s 2015 Plan include stock options, stock appreciation rights, restricted stock, restricted stock units, bonus stock, bonus stock units, deferred stock units, performance grants, and any combination of the foregoing awards.

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STOCK BENEFICIALLY OWNED BY DIRECTORS,
EXECUTIVE OFFICERS AND OUR LARGEST
STOCKHOLDERS

The following table sets forth the beneficial ownership of Common Stock by each person or group that is known by us to be the beneficial owner of more than 5% of our Common Stock, all directors and nominees, each of the executive officers named in the 2023 Summary Compensation Table contained in this Proxy Statement, and all directors and executive officers as a group. Except as otherwise noted, (i) the information is as of March 20, 2024, (ii) each person has sole voting and investment power of the shares, and (iii) the business address of each person shown below is 7001 East Belleview Avenue, Denver, Colorado 80237.

NAME OF BENEFICIAL OWNER	ADDRESS	AMOUNT AND NATURE OF BENEFICIAL OWNERSHIP	PERCENTAGE OF OUTSTANDING SHARES
5% Owners
The Vanguard Group	100 Vanguard Blvd., Malvern, PA 19355	40,886,633(1)	11.22%(1)
BlackRock, Inc.	50 Hudson Yards, New York, NY 10001	36,599,601(2)	10.00%(2)
Capital Research Global Investors	333 South Hope Street, 55th Fl, Los Angeles, CA 90071	19,136,796(3)	5.30%(3)
DIRECTORS AND NAMED EXECUTIVE OFFICERS(4)
Julie M. Cameron-Doe		0	*
Martin I. Cole		53,139	*
Suzette M. Deering		0	*
Betsy D. Holden		28,130	*
Jeffrey A. Joerres		23,743	*
Devin B. McGranahan		1,795,709	*
Michael A. Miles, Jr.		10,078	*
Timothy P. Murphy		57,427	*
Jan Siegmund		89,247	*
Angela A. Sun		29,312	*
Solomon D. Trujillo(5)		227,330	*
Matt Cagwin		35,533	*
Andrew Walker		20,137	*
Benjamin Adams		28,659	*
Giovanni Angelini		85,521	*
Jean Claude Farah(6)		347,236	*
ALL DIRECTORS AND EXECUTIVE OFFICERS AS GROUP (18)*		2,883,934	*

*	Less than 1%
(1)	The number of shares held and percentage of outstanding shares were obtained from the holder’s Amendment No. 11 to Schedule 13G filing with the Securities and Exchange Commission filed February 13, 2024, which reports ownership as of December 29, 2023. The Schedule 13G/A filing indicates that the holder had sole voting power over 0 shares, sole dispositive power over 40,319,597 shares, shared voting power over 137,926 shares, and shared dispositive power over 567,036 shares.
(2)	The number of shares held and percentage of outstanding shares were obtained from the holder’s Amendment No. 15 to Schedule 13G filing with the Securities and Exchange Commission filed January 24, 2024, which reports ownership as of December 31, 2023. The Schedule 13G/A filing indicates that the holder had sole voting power over 35,380,606 shares, sole dispositive power over 36,599,601 shares, shared voting power over 0 shares, and shared dispositive power over 0 shares.

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STOCK BENEFICIALLY OWNED BY DIRECTORS, EXECUTIVE OFFICERS AND OUR LARGEST STOCKHOLDERS

(3)	The number of shares held and percentage of outstanding shares were obtained from the holder’s Schedule 13G filing with the Securities and Exchange Commission filed February 9, 2024, which reports ownership as of December 29, 2023. The Schedule 13G filing indicates that the holder had sole voting power over 19,136,796 shares, sole dispositive power over 19,136,796 shares, shared voting power over 0 shares, and shared dispositive power over 0 shares.
(4)	The number of shares reported includes shares covered by options that are exercisable within 60 days of March 20, 2024 as follows: Ms. Cameron-Doe, 0; Mr. Cole, 9,208; Ms. Deering, 0; Ms. Holden, 23,130; Mr. Joerres, 11,448; Mr. McGranahan, 1,532,739; Mr. Miles, 0; Mr. Murphy, 20,084; Mr. Siegmund, 79,247; Ms. Sun, 22,620; Mr. Trujillo, 201,858; Mr. Cagwin (Executive Vice President, Chief Financial Officer), 0; Mr. Walker (Executive Vice President, Chief Operations Officer), 0; Mr. Adams (Executive Vice President, Chief Legal Officer), 0; Mr. Angelini (President, Europe and Africa), 0; Mr. Farah (former President, Middle East and Asia Pacific), 44,818; and all directors and executive officers as a group, 1,945,152.
(5)	Mr. Trujillo shares with his spouse through a family trust the power to vote or direct the vote of, and the power to dispose or direct the disposition of, 11,800 shares.
(6)	Mr. Farah (former President, Middle East and Asia Pacific) left from the Company effective as of December 1, 2023. The share ownership information included for Mr. Farah is to the Company’s knowledge.

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CERTAIN TRANSACTIONS AND OTHER MATTERS

We or one of our subsidiaries may occasionally enter into transactions with certain “related persons.” Related persons include our executive officers, directors, nominees for directors, 5% or more beneficial owners of our Common Stock, and immediate family members of these persons. We refer to transactions involving amounts in excess of $120,000 and in which the related person has a direct or indirect material interest as “related person transactions.” Each related person transaction must be approved in accordance with the Company’s written Related Person Transactions Policy by the Corporate Governance, ESG, and Public Policy Committee of the Board of Directors or, if the Corporate Governance, ESG, and Public Policy Committee of the Board of Directors determines that the approval of such related person transaction should be considered by all disinterested members of the Board of Directors, by the vote of a majority of such disinterested members. Other than as described below, there have been no related person transactions since January 1, 2023.

During 2023, N.A. Zeid, the brother-in-law of Mr. Farah served as the principal executive officer of one of the Company’s money transfer agents in the Middle East region. In 2023, the agent generated approximately 2% of the Company’s overall revenue and was paid approximately $18 million in commissions for its services as a money transfer agent. Mr. Farah did not receive any direct benefit from the Company’s relationship with the agent. Internal controls were in place to preclude Mr. Farah from making decisions on behalf of the Company with respect to the agent or otherwise being involved in the Company’s relationship with the agent. Pursuant to the Company’s Related Person Transactions Policy, the relationship was approved by the Corporate Governance, ESG, and Public Policy Committee.

The Corporate Governance, ESG, and Public Policy Committee considers all relevant factors when determining whether to approve a related person transaction, including, without limitation, the following:

●	the size of the transaction and the amount payable to a related person;
●	the nature of the interest of the related person in the transaction;
●	whether the transaction may involve a conflict of interest;
●	whether the transaction was undertaken in the ordinary course of business of the Company; and
●	whether the transaction involves the provision of goods or services to the Company that are available from unaffiliated third parties and, if so, whether the transaction is on terms and made under circumstances that are at least as favorable to the Company as would be available in comparable transactions with or involving unaffiliated third parties.

The Company’s Related Person Transactions Policy is available through the “Investor Relations, Corporate Governance” portion of the Company’s website, www.westernunion.com.

* * *

This Proxy Statement is provided to you at the direction of the Board of Directors.

Darren Dragovich,
Secretary

2024 Proxy Statement  |  83

ANNEX A

RECONCILIATION OF NON-GAAP MEASURES
(in millions, unless indicated otherwise)

Western Union’s management believes the non-GAAP financial measures presented provide meaningful supplemental information regarding our operating results to assist management, investors, analysts, and others in understanding our financial results and to better analyze trends in our underlying business, because they provide consistency and comparability to prior periods or eliminate currency volatility, increasing the comparability of the Company’s underlying results and trends.

A non-GAAP financial measure should not be considered in isolation or as a substitute for the most comparable GAAP financial measure. A non-GAAP financial measure reflects an additional way of viewing aspects of our operations that, when viewed with our GAAP results and the reconciliation to the corresponding GAAP financial measure, provides a more complete understanding of our business. Users of the financial statements are encouraged to review our financial statements and publicly-filed reports in their entirety and not to rely on any single financial measure. A reconciliation of non-GAAP financial measures to the most directly comparable GAAP financial measures is included below. All adjusted year-over-year changes were calculated using prior year amounts.

REVENUES
	2022	2023
Revenues (GAAP)	$4,475.5	$4,357.0
Foreign currency translation impact(a)	185.5	143.3
Less Business Solutions revenues, constant currency (non-GAAP)(a)(b)	(216.4)	(29.9)
Adjusted revenues (non-GAAP)	$4,444.6	$4,470.4
Prior year revenues (GAAP)	5,070.8	4,475.5
Less prior year revenues from Business Solutions (GAAP)(b)	(421.8)	(196.9)
Adjusted prior year revenues (non-GAAP)	$4,649.0	$4,278.6
Revenues (GAAP) - YoY % change	(12)%	(3)%
Adjusted revenues (non-GAAP) - YoY % change	(4)%	4%
OPERATING INCOME
	2022	2023
Operating income (GAAP)	$884.9	$817.5
Acquisition and separation costs(c)	13.9	3.1
Russia/Belarus exit costs(d)	10.0	–
Operating expense redeployment program costs(e)	21.8	29.5
Less Business Solutions operating income(b)	(56.6)	(3.6)
Adjusted operating income (non-GAAP)	$874.0	$846.5
Operating margin (GAAP)	19.8%	18.8%
Adjusted operating margin (non-GAAP)	20.4%	19.6%

A-1  |  The Western Union Company

EARNINGS PER SHARE
	2022	2023
Diluted earnings per share (GAAP) ($- dollars)	$2.34	$1.68
Pretax impacts from the following:
Acquisition and separation costs(c)	0.03	0.01
Business Solutions gain(b)	(0.64)	(0.05)
Russia/Belarus exit costs(d)	0.03	–
Operating expense redeployment program costs(e)	0.06	0.08
Income tax expense/(benefit) impacts from the following:
Reversal of significant uncertain tax positions(f)	(0.21)	–
Other adjustments(b)(c)(d)(e)	0.15	0.02
Adjusted diluted earnings per share (non-GAAP) ($- dollars)	$1.76	$1.74

FREE CASH FLOW
2023
Net cash provided by operating activities (GAAP)	$783.1
Payments for capitalized contract costs	(36.4)
Payments for internal use software	(88.5)
Purchases of property and equipment	(22.9)
Free cash flow (non-GAAP)	$635.3
Tax payment associated with the 2017 United States federal tax liability(g)	119.5
Adjusted free cash flow (non-GAAP)	$754.8
Adjusted net income (non-GAAP)	$645.2
Adjusted free cash flow conversion (non-GAAP)	117%
(a)	Represents the impact from the fluctuation in exchange rates between all foreign currency denominated amounts and the United States dollar. Constant currency results exclude any benefit or loss caused by foreign exchange fluctuations between foreign currencies and the United States dollar, net of foreign currency hedges, which would not have occurred if there had been a constant exchange rate.
(b)	During 2021, the Company entered into an agreement to sell its Business Solutions business to Goldfinch Partners LLC and The Baupost Group LLC (collectively, the “Buyer”). The sale was completed in three closings, the first of which occurred on March 1, 2022, with the entirety of the cash consideration collected at that time and allocated to the closings on a relative fair value basis. The first closing excluded the operations in the European Union and the United Kingdom and resulted in a gain of $151.4 million. The second closing, which included the United Kingdom operations, occurred on December 31, 2022 and resulted in a gain of $96.9 million. The final closing, which included the European Union operations, occurred on July 1, 2023 and resulted in a gain of $18.0 million. Revenues have been adjusted to exclude the carved out financial information for the Business Solutions business to compare the year-over-year changes and trends in the Company’s continuing businesses, excluding the effects of this divestiture. While the sale of the Company’s Business Solutions business does not qualify for or represent discontinued operations, the Company has also adjusted operating income, beginning in the first quarter of 2022 and concurrent with the sale, to exclude the carved out direct profit of the Business Solutions business. The operations of the Business Solutions business sold continued to be included in Revenues and Operating income until their respective closings. However, between the first and final closings, the Company was required to pay the Buyer a measure of the profits from these operations, while owned by the Company, adjusted for other charges, and this expense was recognized in Other expense, net. Therefore, the Company believes that providing this information enhances investors’ understanding of the profitability of the Company’s remaining businesses. The Company has also excluded the gain on the sale, net of related taxes, from its results.
(c)	Represents the impact from expenses incurred in connection with the Company’s acquisition and divestiture activity, including for the review and closing of these transactions. Also includes costs associated with the divestiture of the Business Solutions business, primarily related to severance and non-cash impairments of property and equipment and an operating lease right-of-use asset.
(d)	Represents the exit costs incurred in connection with the Company’s suspension of its operations in Russia and Belarus primarily related to severance and non-cash impairments of property and equipment, an operating lease right-of-use asset, and other intangible assets.
(e)	Represents severance, expenses associated with streamlining the Company’s organizational and legal structure, and other expenses associated with the Company’s program to redeploy expenses in its cost base through optimizations in vendor management, real estate, marketing, and people strategy as previously announced in October 2022. In 2023 and 2022, expenses incurred under the program also included non-cash impairments of operating lease right-of-use assets and property and equipment. The expenses are not included in the measurement of segment operating income provided to the Chief Operating Decision Maker for purposes of performance assessment and resource allocation. The Company has also excluded a tax benefit directly associated with streamlining the Company’s legal structure in 2023 from its measures of adjusted diluted earnings per share.

2024 Proxy Statement  |  A-2

(f)	Represents non-cash reversals of significant uncertain tax positions. While the Company continues to reverse its uncertain tax positions upon settlements with taxing authorities, the lapse of the applicable statute of limitations, and other events, the Company has excluded certain reversals of uncertain tax positions in 2022 because of the significance of these reversals on its reported results.
(g)	Represents an installment payment on the tax liability on certain of our previously undistributed earnings pursuant to United States tax reform legislation enacted in December 2017. The Company elected to pay this liability in periodic installments through 2025.

A-3  |  The Western Union Company

ANNEX B

THE WESTERN UNION COMPANY

2024 LONG-TERM INCENTIVE PLAN

I. INTRODUCTION

1.1.

Purposes. The purposes of The Western Union Company 2024 Long-Term Incentive Plan (the “Plan”) are (i) to advance the interests of The Western Union Company (the “Company”) by attracting and retaining high caliber employees, and other key individuals who perform services for the Company, a Subsidiary or an Affiliate, (ii) to align the interests of the Company’s stockholders and recipients of awards under this Plan by increasing the proprietary interest of such recipients in the Company’s growth and success and (iii) to motivate award recipients to act in the long-term best interests of the Company and its stockholders.

1.2.

Definitions.

“Affiliate” shall mean any entity of which the Company owns or controls, directly or indirectly, less than 50% but at least 20% of the outstanding shares of stock normally entitled to vote for the election of directors (or comparable equity participation and voting power).

“Agreement” shall mean the written or electronic agreement evidencing an award hereunder between the Company and the recipient of such award and shall include any terms and conditions that may apply to such award.

“Board” shall mean the Board of Directors of the Company.

“Cause” shall mean, unless otherwise defined in an Agreement, the willful and continued failure to substantially perform the duties assigned by the Company, a Subsidiary or an Affiliate (other than a failure resulting from the award recipient’s disability), the willful engaging in conduct which is demonstrably injurious to the Company, a Subsidiary or an Affiliate (monetarily or otherwise), any act of dishonesty, the commission of a felony, the continued failure to meet performance standards, excessive absenteeism, or a significant violation of any statutory or common law duty of loyalty to the Company, a Subsidiary or an Affiliate.

“Change in Control” shall mean:

(a) the acquisition by any individual, entity or group (a “Person”), including any “person” within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act, of beneficial ownership within the meaning of Rule 13d-3 promulgated under the Exchange Act, of 35% or more of either (i) the then outstanding shares of common stock of the Company (the “Outstanding Common Stock”) or (ii) the combined voting power of the then outstanding securities of the Company entitled to vote generally in the election of directors (the “Outstanding Voting Securities”); excluding, however, the following: (A) any acquisition directly from the Company (excluding any acquisition resulting from the exercise of an exercise, conversion or exchange privilege unless the security being so exercised, converted or exchanged was acquired directly from the Company); (B) any acquisition by the Company; (C) any acquisition by an employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company; or (D) any acquisition by any corporation pursuant to a transaction which complies with clauses (i), (ii), and (iii) of subsection (c) of this definition; provided further, that for purposes of clause (B), if any Person (other than the Company or any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company) shall become the beneficial owner of 35% or more of the Outstanding Common Stock or 35% or more of the Outstanding Voting Securities by reason of an acquisition by the Company, and such Person shall, after such acquisition by the Company, become the beneficial owner of any additional shares of the Outstanding Common Stock or any additional Outstanding Voting Securities, such additional beneficial ownership shall constitute a Change in Control;

(b) during any twenty-four (24) month period, the cessation of individuals, who constitute the Board as of the date this Plan is adopted by the Board (the “Incumbent Board”), to constitute at least a majority of such Incumbent Board; provided that any individual who becomes a director of the Company subsequent to the date this Plan is approved by the Board whose

2024 Proxy Statement  |  B-1

election, or nomination for election by the Company’s stockholders, was approved by the vote of at least a majority of the directors then comprising the Incumbent Board shall be deemed a member of the Incumbent Board; and provided further, that any individual who was initially elected as a director of the Company as a result of an actual or threatened solicitation by a Person other than the Board for the purpose of opposing a solicitation by any other Person with respect to the election or removal of directors, or any other actual or threatened solicitation of proxies or consents by or on behalf of any Person other than the Board shall not be deemed a member of the Incumbent Board;

(c) the consummation of a reorganization, merger, statutory share exchange, consolidation or similar form of corporate transaction or the consummation of the sale or other disposition of all or substantially all of the assets of the Company (a “Corporate Transaction”); excluding, however, a Corporate Transaction pursuant to which (i) all or substantially all of the individuals or entities who are the beneficial owners, respectively, of the Outstanding Common Stock and the Outstanding Voting Securities immediately prior to such Corporate Transaction will beneficially own, directly or indirectly, more than 50% of, respectively, the outstanding shares of common stock, and the combined voting power of the outstanding securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Corporate Transaction (including, without limitation, a corporation which as a result of such transaction owns the Company or all or substantially all of the Company’s assets either directly or indirectly) in substantially the same proportions relative to each other as their ownership, immediately prior to such Corporate Transaction, of the Outstanding Common Stock and the Outstanding Voting Securities, as the case may be, (ii) no Person (other than: the Company; any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company; the corporation resulting from such Corporate Transaction; and any Person which beneficially owned, immediately prior to such Corporate Transaction, directly or indirectly, 35% or more of the Outstanding Common Stock or the Outstanding Voting Securities, as the case may be) will beneficially own, directly or indirectly, 35% or more of, respectively, the outstanding shares of common stock of the corporation resulting from such Corporate Transaction or the combined voting power of the outstanding securities of such corporation entitled to vote generally in the election of directors and (iii) individuals who were members of the Incumbent Board will constitute at least a majority of the members of the board of directors of the corporation resulting from such Corporate Transaction; or

(d) the consummation of a plan of complete liquidation or dissolution of the Company.

Solely with respect to any award that constitutes “deferred compensation” subject to Section 409A of the Code and that is payable on account of a Change in Control (including any installments or stream of payments that are accelerated on account of a Change in Control), a Change in Control shall occur only if such event also constitutes a “change in the ownership”, “change in effective control”, and/or a “change in the ownership of a substantial portion of assets” of the Company as those terms are defined under Treasury Regulation §1.409A-3(i)(5), but only to the extent necessary to establish a time or form of payment that complies with Section 409A of the Code, without altering the definition of Change in Control for purposes of determining whether a participant’s rights to such award become vested or otherwise unconditional upon the Change in Control.

“Code” shall mean the United States Internal Revenue Code of 1986, as amended, and the rules and regulations promulgated thereunder.

“Committee” shall mean the Compensation and Benefits Committee of the Board, or a subcommittee thereof, or such other committee designated by the Board, in each case, consisting of two or more members of the Board, each of whom is intended to be (i) a “non-employee director” within the meaning of Rule 16b-3 under the Exchange Act and (ii) “independent” within the meaning of the rules of the New York Stock Exchange or, if the Common Stock is not listed on the New York Stock Exchange, within the meaning of the rules of the principal stock exchange on which the Common Stock is then traded; provided, however, that in the case of awards granted to Non-Employee Directors, the Board shall serve as the “Committee” and references herein to the “Committee” shall mean the Board with respect to the administration of the Plan for Non-Employee Directors.

“Common Stock” shall mean the common stock, par value $0.01 per share, of the Company, and all rights appurtenant thereto.

“Company” has the meaning specified in Section 1.1.

“Corporate Transaction” shall have the meaning set forth in the definition of “Change in Control” in this Section 1.2.

“Effective Date” shall mean the date on which the Plan was approved by the Company’s stockholders.

“Exchange Act” shall mean the United States Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

B-2  |  The Western Union Company

“Fair Market Value” shall mean a price that is based on the opening, closing, actual, high, low, or average selling prices of a share of Common Stock reported on the New York Stock Exchange or such other established stock exchange on which the Common Stock is principally traded on the applicable date, the preceding trading day, the next succeeding trading day, or an average of trading days, as determined by the Committee in its discretion. Unless the Committee determines otherwise, Fair Market Value shall be deemed to be equal to the reported closing transaction price of a share of Common Stock on the date as of which such value is being determined or, if there shall be no reported transactions for such date, on the preceding date for which transactions were reported; provided, however, that if the shares are not publicly traded at the time a determination of their value is required to be made hereunder, the determination of their Fair Market Value shall be made by the Committee in such manner as it deems appropriate and in accordance with Section 409A of the Code.

“Free-Standing SAR” shall mean an SAR which is not granted in tandem with, or by reference to, a Stock Option, which entitles the holder thereof to receive, upon exercise, shares of Common Stock (which may be Restricted Stock) or, to the extent provided in the applicable Agreement, cash or a combination thereof, with an aggregate value equal to the excess of the Fair Market Value of one share of Common Stock on the date of exercise over the base price of such SAR, multiplied by the number of such SARs which are exercised.

“Incentive Stock Option” shall mean an option to purchase shares of Common Stock that meets the requirements of Section 422 of the Code, or any successor provision, and which is intended by the Committee to constitute an Incentive Stock Option.

“Incumbent Board” shall have the meaning set forth in the definition of “Change in Control” in this Section 1.2.

“Non-Employee Director” shall mean a member of the Board who is not an officer or employee of the Company or any Subsidiary or Affiliate.

“Nonqualified Stock Option” shall mean an option to purchase shares of Common Stock which is not an Incentive Stock Option.

“Other Stock Award” shall mean an award granted pursuant to Section 3.4 of the Plan.

“Outstanding Common Stock” shall have the meaning set forth in the definition of “Change in Control” in this Section 1.2.

“Outstanding Voting Securities” shall have the meaning set forth in the definition of “Change in Control” in this Section 1.2.

“Performance Award” shall mean an award conferring a right, contingent upon the attainment of specified Performance Measures within a specified Performance Period, to receive shares of Common Stock, Restricted Stock, Restricted Stock Units, cash, or any combination thereof, as determined by the Committee or as evidenced in the Agreement relating to such Performance Award.

“Performance Measures” shall mean the criteria and objectives, established by the Committee, which shall be satisfied or met (i) as a condition to the grant or exercisability of all or a portion of a Stock Option or SAR, (ii) as a condition to the grant of a Stock Award or (iii) during the applicable Restriction Period or Performance Period as a condition to the vesting of the holder’s interest, in the case of a Restricted Stock Award, of the shares of Common Stock subject to such award, or in the case of a Restricted Stock Unit Award, Performance Award or Other Stock Award, to the holder’s receipt of the shares of Common Stock subject to such award or of payment with respect to such award. One or more of the following criteria for the Company, on a consolidated basis, and/or for specified Subsidiaries, business or geographical units or operating areas of the Company (except with respect to the total shareholder return and earnings per share criteria) or individual basis, may be used by the Committee in establishing Performance Measures under this Plan: the attainment by a share of Common Stock of a specified Fair Market Value for a specified period of time; total shareholder return; increase in stockholder value; earnings per share; return on or net assets; return on equity; return on investments; return on capital or invested capital; earnings or income of the Company before or after taxes and/or interest; earnings before interest, taxes, depreciation and amortization (“EBITDA”); EBITDA margin; net income; operating income; revenues; operating expenses, attainment of expense levels or cost reduction goals; market share; cash flow, cash flow per share, cash flow margin or free cash flow; interest expense; economic value created; gross profit or margin; operating profit or margin; net cash provided by operations; price-to-earnings growth; and strategic business criteria, consisting of one or more objectives based on meeting specified goals relating to market penetration, customer acquisition, customer retention, business expansion, cost targets, customer satisfaction, productivity,

2024 Proxy Statement  |  B-3

employee retention, succession management, management of the cost of insurance claims, achievement of regulatory compliance performance goals, measurable marketing effectiveness, achievement of diversity goals, reductions in errors and omissions, reductions in lost business, management of employment practices and employee benefits, supervision of litigation, supervision of information technology, quality and quality audit scores, efficiency, and acquisitions or divestitures, or such other goals as the Committee may determine whether or not listed herein. Each such goal may be determined on a pre-tax or post-tax basis or on an absolute or relative basis, and may include comparisons based on current internal targets, the past performance of the Company (including the performance of one or more subsidiaries, divisions, or operating units) or the past or current performance of other companies or market indices (or a combination of such past and current performance). In addition to the ratios specifically enumerated above, performance goals may include comparisons relating to capital (including, but not limited to, the cost of capital), shareholders’ equity, shares outstanding, assets or net assets, sales, or any combination thereof. In establishing a Performance Measure or determining the achievement of a Performance Measure, the Committee may provide that achievement of the applicable Performance Measures may be amended or adjusted to include or exclude components of any Performance Measure, including, without limitation, foreign exchange gains and losses, asset write-downs, acquisitions and divestitures, change in fiscal year, unbudgeted capital expenditures, special charges such as restructuring or impairment charges, debt refinancing costs, extraordinary or noncash items, unusual, infrequently occurring, nonrecurring or one-time events affecting the Company or its financial statements or changes in law or accounting principles. Performance Measures shall be subject to such other special rules and conditions as the Committee may establish at any time.

“Performance Period” shall mean any period designated by the Committee or specified in an Agreement during which (i) the Performance Measures applicable to an award shall be measured and (ii) the conditions to vesting applicable to an award shall remain in effect.

“Person” shall have the meaning set forth in the definition of “Change in Control” set forth in this Section 1.2.

“Plan” shall have the meaning set forth in Section 1.1.

“Prior Plan” shall mean The Western Union Company 2006 Long-Term Incentive Plan, The Western Union Company 2015 Long-Term Incentive Plan, and each other equity plan previously maintained by the Company under which awards remain outstanding as of the Effective Date.

“Related Employment” shall mean the employment or performance of services by an individual for an employer that is neither the Company nor a Subsidiary nor an Affiliate, provided that (i) such employment or performance of services is undertaken by the individual at the request of the Company, a Subsidiary or an Affiliate, (ii) immediately prior to undertaking such employment or performance of services, the individual was employed by or performing service for the Company, a Subsidiary, or an Affiliate or was engaged in Related Employment and (iii) such employment or performance of services is in the best interests of the Company as determined by the Committee and is recognized by the Committee, in its discretion, as Related Employment. The death or Disability of an individual or his or her involuntary termination of employment during a period of Related Employment shall be treated, for purposes of this Plan, as if the death, Disability or involuntary termination had occurred while the individual was employed by or performing services for the Company, a Subsidiary or an Affiliate.

“Restricted Stock” shall mean shares of Common Stock which are subject to a Restriction Period and which may, in addition thereto, be subject to the attainment of specified Performance Measures within a specified Performance Period.

“Restricted Stock Award” shall mean an award of Restricted Stock under this Plan.

“Restricted Stock Unit” shall mean the right to receive one share of Common Stock or, in lieu thereof and to the extent provided for in the Agreement, the Fair Market Value thereof in cash, which shall be contingent upon the expiration of a specified Restriction Period and which may, in addition thereto, be contingent upon the attainment of specified Performance Measures within a specified Performance Period.

“Restricted Stock Unit Award” shall mean an award of Restricted Stock Units under this Plan.

“Restriction Period” shall mean any period designated by the Committee during which (i) the Common Stock subject to a Restricted Stock Award may not be sold, transferred, assigned, pledged, hypothecated or otherwise encumbered or disposed of, except as provided in this Plan or the Agreement relating to such award or (ii) the vesting conditions applicable to a Restricted Stock Unit Award shall remain in effect.

“SAR” shall mean a stock appreciation right which may be a Free-Standing SAR or a Tandem SAR.

B-4  |  The Western Union Company

“Stock Award” shall mean a Restricted Stock Award, a Restricted Stock Unit Award, or an Other Stock Award.

“Stock Option” shall mean a Nonqualified Stock Option or an Incentive Stock Option.

“Subsidiary” shall mean any entity of which the Company owns or controls, directly or indirectly, 50% or more of the outstanding shares of stock normally entitled to vote for the election of directors (or comparable equity participation and voting power).

“Substitute Award” shall mean an award granted under this Plan upon the assumption of, or in substitution for, outstanding equity awards previously granted by a company or other entity in connection with a corporate transaction, including a merger, combination, consolidation or acquisition of property or stock; provided, however, that in no event shall the term “Substitute Award” be construed to refer to an award made in connection with the cancellation and repricing of a Stock Option or SAR.

“Tandem SAR” shall mean an SAR which is granted in tandem with, or by reference to, a Stock Option (including a Nonqualified Stock Option granted prior to the date of grant of the SAR), which entitles the holder thereof to receive, upon exercise of such SAR and surrender for cancellation of all or a portion of such Stock Option, shares of Common Stock (which may be Restricted Stock) or, to the extent provided in the applicable Agreement, cash or a combination thereof, with an aggregate value equal to the excess of the Fair Market Value of one share of Common Stock on the date of exercise over the base price of such SAR, multiplied by the number of shares of Common Stock subject to such Stock Option, or portion thereof, which is surrendered.

“Tax Date” shall have the meaning set forth in Section 5.5.

“Ten Percent Holder” shall have the meaning set forth in Section 2.1(a).

1.3.

Administration. This Plan shall be administered by the Committee. The Committee may grant any one or a combination of the following awards under this Plan to eligible persons: (i) Stock Options (in the form of Nonqualified Stock Options or Incentive Stock Options); (ii) SARs (in the form of Free-Standing SARs or Tandem SARs); (iii) Stock Awards (in the form of Restricted Stock Awards, Restricted Stock Unit Awards, or Other Stock Awards); and (iv) Performance Awards.

The Committee shall, subject to the terms of this Plan, select eligible persons for participation in this Plan and determine the form, amount and timing of each award to such persons, and, if applicable, the number of shares of Common Stock subject to an award, the number of SARs, the number of Restricted Stock Units, the dollar value subject to a Performance Award, and purchase price, exercise price or base price associated with the award, the time and conditions of exercise or settlement of the award and all other terms and conditions of the award, including, without limitation, the form of the Agreement evidencing the award.

The Committee shall, subject to the terms of this Plan, interpret this Plan and the application thereof, establish, amend and revoke rules and regulations it deems necessary or desirable for the administration of this Plan, adopt sub-plans applicable to specific Subsidiaries, Affiliates or locations and may impose, incidental to the grant of an award, conditions with respect to the award, such as limiting competitive employment or other activities to the extent permitted under local law. The Committee may require, as a condition to the issuance, exercise, settlement or acceptance of an award under this Plan, that the award recipient agree to mandatory arbitration to settle any disputes relating to such award. All such interpretations, rules, regulations and conditions shall be final, binding and conclusive.

The Committee may delegate some or all of its power and authority hereunder to the Board (or any members thereof) or, subject to applicable law, to a subcommittee of the Board, a member of the Board, the President and Chief Executive Officer or such other executive officer of the Company as the Committee deems appropriate; provided, however, that the Committee may not delegate its power and authority to a member of the Board, the President and Chief Executive Officer or other executive officer of the Company with regard to (x) the selection for participation in this Plan of an officer, Non-Employee Director or other person subject to Section 16 of the Exchange Act or decisions concerning the timing, pricing or amount of an award to such an officer, Non-Employee Director or other person and (y) any decision regarding the impact of a Change in Control on awards issued under the Plan.

No member of the Board or Committee, and neither the President and Chief Executive Officer nor any other executive officer to whom the Committee delegates any of its power and authority hereunder, shall be liable for any act, omission, interpretation, construction or determination made in connection with this Plan in good faith, and the members of the Board and the Committee and the President and Chief Executive Officer or other executive officers shall be entitled to indemnification and

2024 Proxy Statement  |  B-5

reimbursement by the Company in respect of any claim, loss, damage or expense (including attorneys’ fees) arising therefrom to the full extent permitted by law (except as otherwise may be provided in the Company’s Certificate of Incorporation and/or By-laws) and under any directors’ and officers’ liability insurance that may be in effect from time to time.

A majority of the Committee shall constitute a quorum. The acts of the Committee shall be either (i) acts of a majority of the members of the Committee present at any meeting at which a quorum is present or (ii) acts approved in writing by all of the members of the Committee without a meeting.

1.4.

Eligibility. Participants in this Plan shall consist of such officers, other employees, Non-Employee Directors, consultants, independent contractors, agents and persons expected to become officers, other employees, Non-Employee Directors, consultants, independent contractors and agents of the Company, its Subsidiaries and its Affiliates, as the Committee in its sole discretion may select from time to time. The Committee’s selection of a person to participate in this Plan at any time shall not require the Committee to select such person to participate in this Plan at any other time. The aggregate value of cash compensation and the grant date fair value of shares of Common Stock that may be awarded or granted during any fiscal year of the Company to any Non-Employee Director, for his or her services as a Non-Employee Director, shall not exceed $1,000,000; provided, however, that this limit shall not apply to distributions of previously deferred compensation under a deferred compensation plan maintained by the Company or compensation received by the director in his or her capacity as an officer or employee of the Company.

1.5.

Shares Available.

(a)    Plan Share Limit. Subject to adjustment as provided in Section 5.7 and to all other limits set forth in this Plan, the number of shares of Common Stock that shall initially be available for all awards under this Plan, other than Substitute Awards, shall be (i) 22,300,000 shares plus (ii) any shares of Common Stock that are available for awards under The Western Union Company 2015 Long-Term Incentive Plan as of the Effective Date. Subject to adjustment as provided in Section 5.7 and to all other limits set forth in this Plan, no more than 22,300,000 shares of Common Stock in the aggregate may be issued under this Plan in connection with Incentive Stock Options. The number of shares of Common Stock that remain available for future grants under the Plan shall be reduced by the sum of the aggregate number of shares of Common Stock which become subject to outstanding Stock Options, outstanding Free-Standing SARs, outstanding Stock Awards and outstanding Performance Awards denominated in shares of Common Stock, other than Substitute Awards.

The number of shares of Common Stock available for awards under this Plan shall not be reduced by (i) the number of shares of Common Stock subject to Substitute Awards or (ii) available shares under a stockholder approved plan of a company or other entity which was a party to a corporate transaction with the Company (as appropriately adjusted to reflect such corporate transaction) which become subject to awards granted under this Plan (subject to applicable stock exchange requirements).

(b)    Increases. To the extent that shares of Common Stock subject to an outstanding award granted under this Plan or the Prior Plan, other than Substitute Awards, are not issued or delivered by reason of (i) the expiration, termination, cancellation or forfeiture of such award (excluding shares subject to a Stock Option cancelled upon settlement in shares of a related Tandem SAR or shares subject to a Tandem SAR cancelled upon exercise of a related Stock Option) or (ii) the settlement of such award in cash, then such shares of Common Stock shall again be available under this Plan. In addition, shares of Common Stock subject to an award granted under this Plan or the Prior Plan, other than an Option or SAR, shall again become available for issuance under this Plan if such shares are delivered to or withheld by the Company to pay the withholding taxes related to such award. Notwithstanding anything herein to the contrary, shares of Common Stock subject to an award under this Plan or a Prior Plan shall not again be available for issuance under this Plan if such shares are (x) shares that were subject to a Stock Option or a SAR and were not issued or delivered upon the net settlement or net exercise of such Stock Option or SAR, (y) shares delivered to or withheld by the Company to pay the purchase price or the withholding taxes related to an outstanding Stock Option or SAR or (z) shares repurchased by the Company on the open market with the proceeds of an option exercise.

(c)    Source of Shares. Shares of Common Stock to be delivered under this Plan shall be made available from authorized but unissued shares, treasury shares, reacquired shares, or any combination thereof.

1.6

Employment. Except as provided otherwise in this Plan or an Agreement, for purposes of this Plan, references to “employment” with the Company or “employment with or service to the Company” shall (i) mean the employment with or service to the Company, a Subsidiary or an Affiliate, including transfers of employment between the Company, a Subsidiary and

B-6  |  The Western Union Company

an Affiliate and Related Employment and (ii) include service as a Non-Employee Director, consultant, independent contractor or agent. The Committee shall determine, in its sole discretion, the extent to which a participant shall be considered employed during any periods during which such participant is on a leave of absence.

II.     STOCK OPTIONS AND STOCK APPRECIATION RIGHTS

2.1.

Stock Options. The Committee may, in its discretion, grant Stock Options to such eligible persons as may be selected by the Committee. Each Stock Option, or portion thereof, that is not an Incentive Stock Option shall be a Nonqualified Stock Option. An Incentive Stock Option may not be granted to any person who is not an employee of the Company or any parent or subsidiary (as defined in Section 424 of the Code). Each Incentive Stock Option shall be granted within ten years of the date this Plan is adopted by the Board. To the extent the aggregate Fair Market Value (determined as of the date of grant) of shares of Common Stock with respect to which options designated as Incentive Stock Options are exercisable for the first time by a participant during any calendar year (under this Plan or any other plan of the Company, or any parent or subsidiary as defined in Section 424 of the Code) exceeds the amount (currently $100,000) established by the Code, such options shall constitute Nonqualified Stock Options.

Stock Options shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of this Plan, as the Committee shall deem advisable:

(a)

Number of Shares and Purchase Price. The number of shares of Common Stock subject to a Stock Option shall be determined by the Committee. The purchase price per share of Common Stock purchasable upon exercise of a Stock Option shall be determined by the Committee; provided, however, that the purchase price per share of Common Stock purchasable upon the exercise of a Stock Option shall not be less than 100% of the Fair Market Value of a share of Common Stock on the date of grant of such Stock Option; provided, however, that if an Incentive Stock Option shall be granted to any person who, at the time such Incentive Stock Option is granted, owns capital stock possessing more than ten percent of the total combined voting power of all classes of capital stock of the Company (or of any parent or subsidiary as defined in Section 424 of the Code) (a “Ten Percent Holder”), the purchase price per share of Common Stock shall not be less than the price (currently 110% of Fair Market Value) required by the Code in order to constitute an Incentive Stock Option.

Notwithstanding the foregoing, in the case of a Stock Option that is a Substitute Award, the purchase price per share of the shares of Common Stock subject to such Stock Option may be less than 100% of the Fair Market Value per share on the date of grant, provided, that the excess of: (a) the aggregate Fair Market Value (as of the date such Substitute Award is granted) of the shares of Common Stock subject to the Substitute Award, over (b) the aggregate purchase price thereof does not exceed the excess of: (x) the aggregate fair market value (as of the time immediately preceding the transaction giving rise to the Substitute Award, such fair market value to be determined by the Committee) of the shares of the predecessor company or other entity that were subject to the grant assumed or substituted for by the Company, over (y) the aggregate purchase price of such shares.

(b)

Option Period and Exercisability. The period during which a Stock Option may be exercised shall be determined by the Committee; provided, however, that no Stock Option shall be exercised later than ten years after its date of grant; provided further, that if an Incentive Stock Option shall be granted to a Ten Percent Holder, such Incentive Stock Option shall not be exercised later than five years after its date of grant. The Committee may, in its discretion, establish Performance Measures which shall be satisfied or met as a condition to the grant of a Stock Option or to the exercisability of all or a portion of a Stock Option. The Committee shall determine whether a Stock Option shall become exercisable in cumulative or non-cumulative installments and in part or in full at any time. An exercisable Stock Option, or portion thereof, may be exercised only with respect to whole shares of Common Stock.

(c)

Method of Exercise. A Stock Option may be exercised (i) by giving written or electronic notice to the Company or its designated agent, in accordance with procedures prescribed by the Company, specifying the number of whole shares of Common Stock to be purchased and accompanying such notice with payment therefor in full (or arrangement made for such payment to the Company’s satisfaction) either (A) in cash, (B) by delivery (either actual delivery or by attestation procedures established by the Company) of shares of Common Stock having an aggregate Fair Market Value, determined as of the date of exercise, equal to the aggregate purchase price payable by reason of such exercise, (C) authorizing the Company to withhold whole shares of Common Stock which would otherwise be delivered having an aggregate Fair Market Value, determined as of the date of exercise, equal to the amount necessary to satisfy such obligation, (D) except as may be prohibited by applicable law, in cash by a broker-dealer acceptable to the Company to whom the optionee has submitted an irrevocable notice of exercise, (E) any other method of payment permitted by the Committee and applicable law, or (F) by a combination of the

2024 Proxy Statement  |  B-7

foregoing, in each case to the extent set forth in the Agreement relating to the Stock Option, (ii) if applicable, by surrendering to the Company any Tandem SARs which are cancelled by reason of the exercise of the option and (iii) by executing such documents as the Company may reasonably request. Any fraction of a share of Common Stock which would be required to pay such purchase price shall be disregarded and the remaining amount due shall be paid in cash by the optionee. No shares of Common Stock and no certificate or other indicia of ownership representing Common Stock shall be delivered until the full purchase price therefor, and any withholding taxes thereon, as described in Section 5.5, have been paid (or arrangement made for such payment to the Company’s satisfaction).

2.2.

Stock Appreciation Rights. The Committee may, in its discretion, grant SARs to such eligible persons as may be selected by the Committee. The Agreement relating to a SAR shall specify whether the SAR is a Tandem SAR or a Free-Standing SAR.

SARs shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of this Plan, as the Committee shall deem advisable:

(a)

Number of SARs and Base Price. The number of SARs subject to an award shall be determined by the Committee. Any Tandem SAR related to an Incentive Stock Option shall be granted at the same time that such Incentive Stock Option is granted. The base price of a Tandem SAR shall be the purchase price per share of the related Stock Option. The base price of a Free-Standing SAR shall be determined by the Committee; provided, however, that such base price shall not be less than 100% of the Fair Market Value of a share of Common Stock on the date of grant of such SAR (or, if earlier, the date of grant of the Stock Option for which the SAR is exchanged or substituted).

Notwithstanding the foregoing, in the case of a SAR that is a Substitute Award, the base price per share of the shares of Common Stock subject to such SAR may be less than 100% of the Fair Market Value per share on the date of grant, provided, that the excess of: (a) the aggregate Fair Market Value (as of the date such Substitute Award is granted) of the shares of Common Stock subject to the Substitute Award, over (b) the aggregate base price thereof does not exceed the excess of: (x) the aggregate fair market value (as of the time immediately preceding the transaction giving rise to the Substitute Award, such fair market value to be determined by the Committee) of the shares of the predecessor company or other entity that were subject to the grant assumed or substituted for by the Company, over (y) the aggregate base price of such shares.

(b)

Exercise Period and Exercisability. The Agreement relating to an award of SARs shall specify whether such award may be settled in shares of Common Stock (including shares of Restricted Stock) or cash or a combination thereof. The period for the exercise of a SAR shall be determined by the Committee; provided, however, that (i) no Tandem SAR shall be exercised later than the expiration, cancellation, forfeiture or other termination of the related Stock Option and (ii) no Free-Standing SAR shall be exercised later than ten years after its date of grant. The Committee may, in its discretion, establish Performance Measures which shall be satisfied or met as a condition to the grant of an SAR or to the exercisability of all or a portion of an SAR. The Committee shall determine whether an SAR may be exercised in cumulative or non-cumulative installments and in part or in full at any time. An exercisable SAR, or portion thereof, may be exercised, in the case of a Tandem SAR, only with respect to whole shares of Common Stock and, in the case of a Free-Standing SAR, only with respect to a whole number of SARs. If an SAR is exercised for shares of Restricted Stock, a certificate or certificates or other indicia of ownership representing such Restricted Stock shall be issued in accordance with Section 3.2(c) or such shares shall be transferred to the holder in book entry form with restrictions on the shares duly noted and the holder of such Restricted Stock shall have such rights of a stockholder of the Company as determined pursuant to Section 3.2(d). Prior to the exercise of a SAR for shares of Common Stock, including Restricted Stock, the holder of such SAR shall have no rights as a stockholder of the Company with respect to the shares of Common Stock subject to such SAR.

(c)    Method of Exercise. A Tandem SAR may be exercised (i) by giving written or electronic notice to the Company or its designated agent, in accordance with procedures prescribed by the Company, specifying the number of whole SARs which are being exercised, (ii) by surrendering to the Company any Stock Options which are cancelled by reason of the exercise of the Tandem SAR and (iii) by executing such documents as the Company may reasonably request. A Free-Standing SAR may be exercised (A) by giving written or electronic notice to the Company or its designated agent, in accordance with procedures prescribed by the Company, specifying the whole number of SARs which are being exercised and (B) by executing such documents as the Company may reasonably request. No shares of Common Stock shall be issued and no certificate representing shares of Common Stock shall be delivered until any withholding taxes thereon, as described in Section 5.5, have been paid (or arrangement made for such payment to the Company’s satisfaction).

B-8  |  The Western Union Company

2.3.

Termination of Employment or Service. All of the terms relating to the exercise, cancellation or other disposition of a Stock Option or SAR (i) upon a termination of employment with or service to the Company of the holder of such Stock Option or SAR, as the case may be, whether by reason of disability, retirement, death or any other reason, or (ii) during a paid or unpaid leave of absence, shall be determined by the Committee and set forth in the applicable Agreement.

2.4.

No Dividend Equivalents. Notwithstanding anything in an Agreement to the contrary, the holder of a Stock Option or SAR shall not be entitled to receive dividend equivalents with respect to the number of shares of Common Stock subject to such Stock Option or SAR.

2.5.

Repricing and Discounting. Other than pursuant to Section 5.7, neither the Board nor the Committee shall without the approval of the Company’s stockholders (i) lower the purchase price or base price per share of Common Stock subject to a Stock Option or SAR after it is granted, (ii) cancel a Stock Option or SAR when the purchase price or base price per share of Common Stock subject to such Stock Option or SAR exceeds the Fair Market Value of one share of Common Stock in exchange for cash or another award (other than in connection with a Change in Control), (iii) cancel any previously-granted Stock Option or SAR in exchange for another Stock Option or SAR with a lower purchase price or base price, or (iv) take any other action with respect to a Stock Option or SAR that would be treated as a repricing under the rules and regulations of the principal U.S. national securities exchange on which the shares of Common Stock are listed.

III.     STOCK AWARDS

3.1.

Stock Awards. The Committee may, in its discretion, grant Stock Awards to such eligible persons as may be selected by the Committee. The Agreement relating to the Stock Award shall specify whether the Stock Award is a Restricted Stock Award, Restricted Stock Unit Award or Other Stock Award.

3.2.

Terms of Restricted Stock Awards. Restricted Stock Awards shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of this Plan, as the Committee shall deem advisable.

(a)   Number of Shares and Other Terms. The number of shares of Common Stock subject to a Restricted Stock Award and the Performance Measures (if any) and the Restriction Period applicable to a Restricted Stock Award shall be determined by the Committee.

(b)   Vesting and Forfeiture. The Agreement relating to a Restricted Stock Award shall provide, in the manner determined by the Committee, in its discretion, and subject to the provisions of this Plan, for the vesting of the shares of Common Stock subject to such award (i) if specified Performance Measures are satisfied or met during the specified Restriction Period or Performance Period or (ii) if the holder of such award remains continuously in the employment of or service to the Company during the specified Restriction Period or Performance Period, and for the forfeiture of all or a portion of the shares of Common Stock subject to such award (x) if specified Performance Measures are not satisfied or met during the specified Restriction Period or Performance Period or (y) if the holder of such award does not remain continuously in the employment of or service to the Company during the specified Restriction Period or Performance Period.

(c)   Stock Issuance. During the Restriction Period, the shares of Restricted Stock shall be held by a custodian in book entry form with restrictions on such shares duly noted or, alternatively, a certificate or certificates representing a Restricted Stock Award shall be registered in the holder’s name and may bear a legend, in addition to any legend which may be required pursuant to Section 5.6, indicating that the ownership of the shares of Common Stock represented thereby is subject to the restrictions, terms and conditions of this Plan and the Agreement relating to the Restricted Stock Award. As determined by the Committee, all such certificates shall be deposited with the Company, together with stock powers or other instruments of assignment (including a power of attorney), each endorsed in blank with a guarantee of signature if deemed necessary or appropriate by the Company, which would permit transfer to the Company of all or a portion of the shares of Common Stock subject to the Restricted Stock Award in the event such award is forfeited in whole or in part. Upon termination of any applicable Restriction Period (and the satisfaction or attainment of any applicable Performance Measures), in each case subject to the Company’s right to require payment of any taxes in accordance with Section 5.5, the restrictions shall be removed from the requisite number of any shares of Common Stock that are held in book entry form, and all certificates evidencing ownership of the requisite number of shares of Common Stock shall be delivered to the holder of such award.

2024 Proxy Statement  |  B-9

(d)   Rights with Respect to Restricted Stock Awards. Unless otherwise set forth in the Agreement relating to a Restricted Stock Award, and subject to the Committee’s right to cause such Award to be cancelled pursuant to an adjustment under Section 5.7 and the terms and conditions of the Restricted Stock Award, the holder of such award shall have all rights as a stockholder of the Company, including, but not limited to, voting rights, the right to receive dividends and the right to participate in any capital adjustment applicable to all holders of Common Stock; provided, however, that a distribution with respect to shares of Common Stock, including a regular cash dividend, shall be deposited with the Company and shall be subject to the same restrictions (including, for the avoidance of doubt, vesting conditions related to continued employment or the achievement of performance-based vesting conditions) as the shares of Common Stock with respect to which such distribution was made.

3.3.

Terms of Restricted Stock Unit Awards. Restricted Stock Unit Awards shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of this Plan, as the Committee shall deem advisable.

(a)   Number of Shares and Other Terms. The number of shares of Common Stock subject to a Restricted Stock Unit Award, including the number of shares that are earned upon the attainment of any specified Performance Measures, and the Restriction Period, Performance Period (if any) and Performance Measures (if any) applicable to a Restricted Stock Unit Award shall be determined by the Committee.

(b)   Vesting and Forfeiture. The Agreement relating to a Restricted Stock Unit Award shall provide, in the manner determined by the Committee, in its discretion, and subject to the provisions of this Plan, for the vesting of such Restricted Stock Unit Award (i) if the holder of such award remains continuously in the employment of the Company during the specified Restriction Period or (ii) if specified Performance Measures (if any) are satisfied or met during a specified Performance Period, and for the forfeiture of the shares of Common Stock subject to such award (x) if the holder of such award does not remain continuously in the employment of the Company during the specified Restriction Period or (y) if specified Performance Measures (if any) are not satisfied or met during a specified Performance Period.

(c)   Rights and Provisions Applicable to Restricted Stock Unit Awards. The Agreement relating to a Restricted Stock Unit Award shall specify (i) whether such award may be settled in shares of Common Stock or cash or a combination thereof and (ii) whether the holder thereof shall be entitled to receive, on a current or deferred basis, dividend equivalents, and, if determined by the Committee, interest on, or the deemed reinvestment of, any deferred dividend equivalents, with respect to the number of shares of Common Stock subject to such award. Any dividend equivalents with respect to Restricted Stock Units that are subject to vesting conditions (including, for the avoidance of doubt, continued employment or the achievement of performance-based vesting conditions) shall be subject to the same vesting conditions as the underlying awards. Prior to the settlement of a Restricted Stock Unit Award, the holder of such award shall have no rights as a stockholder of the Company with respect to the shares of Common Stock subject to such award. No shares of Common Stock and no certificates or other indicia of ownership representing shares of Common Stock that are subject to a Restricted Stock Unit Award shall be issued upon the grant of a Restricted Stock Unit Award. Instead, shares of Common Stock subject to Restricted Stock Unit Awards and the certificates or other indicia of ownership representing such shares of Common Stock shall only be distributed at the time of settlement of such Restricted Stock Unit Awards in accordance with the terms and conditions of this Plan and the Agreement relating to such Restricted Stock Unit Award.

3.4.

Other Stock Awards.  Subject to the limitations set forth in the Plan, the Committee is authorized to grant other awards that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, shares of Common Stock, including without limitation shares of Common Stock granted as a bonus and not subject to any vesting conditions, dividend equivalents, deferred stock units, stock purchase rights and shares of Common Stock issued in lieu of obligations of the Company to pay cash under any compensatory plan or arrangement, subject to such terms as shall be determined by the Committee.  The Committee shall determine the terms and conditions of such awards, which may include the right to elective deferral thereof, subject to such terms and conditions as the Committee may specify in its discretion. Any distribution, dividend or dividend equivalents with respect to Other Stock Awards that are subject to vesting conditions shall be subject to the same vesting conditions as the underlying awards.

3.5

Termination of Employment or Service. All of the terms relating to the satisfaction of Performance Measures and the termination of the Restriction Period or Performance Period relating to a Stock Award, or any forfeiture and cancellation of such award (i) upon a termination of employment with or service to the Company of the holder of such award, whether by reason of disability, retirement, death or any other reason, or (ii) during a paid or unpaid leave of absence, shall be determined by the Committee and set forth in the applicable Agreement.

B-10  |  The Western Union Company

IV.     PERFORMANCE AWARDS

4.1.

Performance Awards. The Committee may, in its discretion, make Performance Awards to such eligible persons as may be selected by the Committee.

4.2.

Terms of Performance Awards. Performance Awards shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of this Plan, as the Committee shall deem advisable.

(a)   Amount of Performance Award and Performance Measures. The Agreement shall set forth the amount of the Performance Award and a description of the Performance Measures and the Performance Period applicable to such Performance Award, as determined by the Committee in its discretion.

(b)   Vesting and Forfeiture. The Agreement relating to a Performance Award shall provide, in the manner determined by the Committee in its discretion, for the vesting of a Performance Award, if specified Performance Measures are satisfied during the specified Performance Period, and for the forfeiture of all or a portion of such award, if specified Performance Measures are not satisfied during the specified Performance Period.

(c)   Settlement of Vested Performance Awards. The Agreement relating to a Performance Award (i) shall specify whether a Performance Award may be settled in shares of Common Stock, Restricted Stock, Restricted Stock Units, cash or a combination thereof and (ii) may specify whether the holder thereof shall be entitled to receive, on a current or deferred basis, dividends or dividend equivalents, and, if determined by the Committee, interest on or the deemed reinvestment of any deferred dividends or dividend equivalents, with respect to the number of shares of Common Stock subject to such award, if any; provided, however, any dividends or dividend equivalents with respect to a Performance Award that is subject to vesting conditions (including, for the avoidance of doubt, continued employment or the achievement of performance-based vesting conditions) shall be subject to the same restrictions as such Performance Award. If a Performance Award is settled in shares of Restricted Stock, a certificate or certificates or other indicia of ownership representing such Restricted Stock shall be issued in accordance with Section 3.2(c) and the holder of such Restricted Stock shall have such rights of a stockholder of the Company as determined pursuant to Section 3.2(d). Prior to the settlement of a Performance Award in shares of Common Stock or Restricted Stock the holder of such award shall have no rights as a stockholder of the Company with respect to any shares of Common Stock subject to such award.

4.3.

Termination of Employment or Service. All of the terms relating to the satisfaction of Performance Measures and the termination of the Performance Period relating to a Performance Award, or any forfeiture and cancellation of such award (i) upon a termination of employment with or service to the Company of the holder of such award, whether by reason of disability, retirement, death or any other reason, or (ii) during a paid or unpaid leave of absence, shall be determined by the Committee and set forth in the applicable Agreement.

V.     GENERAL

5.1.

Effective Date and Term of Plan. This Plan shall be submitted to the stockholders of the Company for approval at the Company’s 2024 annual meeting of stockholders and, if so approved, the Plan shall become effective as of the Effective Date. Once effective, this Plan shall supersede and replace the Prior Plan; provided, that the Prior Plan shall remain in effect with respect to all outstanding awards granted under the Prior Plan until such awards have been exercised, forfeited, cancelled, expired, or otherwise terminated in accordance with the terms of such awards. This Plan shall terminate as of the first annual meeting of the Company’s stockholders to occur on or after the tenth anniversary of the Effective Date, unless terminated earlier by the Board; provided, however, that no Incentive Stock Options shall be granted after the tenth anniversary of the date on which the Plan was approved by the Board. Termination of this Plan shall not affect the terms or conditions of any award granted prior to termination. Awards hereunder may be made at any time prior to the termination of this Plan.

In the event that this Plan is not approved by the stockholders of the Company, this Plan and any awards hereunder shall be void and of no force or effect.

5.2.

Amendments. The Board or the Committee may amend this Plan in any manner as it shall deem advisable in its sole discretion; provided, however, that no amendment of the Plan shall be effective without stockholder approval if (a) stockholder approval is required by applicable law, rule or regulation, including any rule of the New York Stock Exchange, or any other stock exchange on which the Common Stock is then traded, or (b) such amendment would (i) increase the maximum number of shares of Common Stock available under this Plan (subject to Section 5.7), (ii) modify the prohibitions on the repricing or

2024 Proxy Statement  |  B-11

discounting of Stock Options and SARs contained in Section 2.5, or (iii) modify the Non-Employee Director compensation limit set forth in Section 1.4 hereof. No amendment of the Plan or an outstanding award may materially impair the rights of a holder (the determination of which shall be made by the Committee in its sole discretion) of an outstanding award without the consent of such holder.

5.3.

Agreement. The Company may condition an award holder’s right (a) to exercise, vest or settle the award and (b) to receive delivery of shares, on the execution and delivery to the Company of the Agreement and the completion of other requirements, including, but not limited to, the execution of a nonsolicitation agreement by the recipient and delivery thereof to the Company. Notwithstanding anything contained herein to the contrary, the Committee may, in its sole discretion and for any reason at any time (including, without limitation, in cases of retirement, death, disability, or other terminations of employment), take action such that (i) any or all outstanding Stock Options and SARs shall become exercisable in part or in full, (ii) all or a portion of the Restriction Period applicable to any outstanding award shall lapse, (iii) all or a portion of the Performance Period applicable to any outstanding award shall lapse and (iv) the Performance Measures applicable to any outstanding award (if any) shall be deemed to be satisfied at the maximum or any other level.

5.4.

Non-Transferability. No award shall be transferable other than by will, the laws of descent and distribution or pursuant to beneficiary designation procedures approved by the Company or, to the extent expressly permitted in the Agreement relating to such award, to the holder’s family members, a trust or entity established by the holder for estate planning purposes or a charitable organization designated by the holder or pursuant to a domestic relations order, in each case, without consideration. Except to the extent permitted by the foregoing sentence or the Agreement relating to an award, each award may be exercised or settled during the holder’s lifetime only by the holder or the holder’s legal representative or similar person. Except as permitted by the second preceding sentence, no award may be sold, transferred, assigned, pledged, hypothecated, encumbered or otherwise disposed of (whether by operation of law or otherwise) or be subject to execution, attachment or similar process. Upon any attempt to so sell, transfer, assign, pledge, hypothecate, encumber or otherwise dispose of any award, such award and all rights thereunder shall immediately become null and void.

5.5.

Tax Withholding. The Company shall have the right to require, prior to the issuance or delivery of any shares of Common Stock or the payment of any cash pursuant to an award made hereunder, payment by the holder of such award of any federal, state, local, foreign or other income, social insurance, payroll or other tax-related items which may be required to be withheld or paid in connection with such award. An Agreement may provide that (i) the Company shall withhold whole shares of Common Stock which would otherwise be delivered to a holder having an aggregate Fair Market Value determined as of the date the obligation to withhold or pay taxes arises in connection with an award (the “Tax Date”) in the amount necessary to satisfy any such obligation, or withhold an amount of cash which would otherwise be payable to a holder, including withholding from wages or other cash compensation otherwise due to the holder, in the amount necessary to satisfy any such obligation or (ii) the holder may satisfy any such obligation by any of the following means: (A) a cash payment to the Company, (B) delivery (either actual delivery or by attestation procedures established by the Company) to the Company of previously-owned whole shares of Common Stock having an aggregate Fair Market Value, determined as of the Tax Date, equal to the amount necessary to satisfy any such obligation, (C) authorizing the Company to withhold whole shares of Common Stock which would otherwise be delivered having an aggregate Fair Market Value, determined as of the Tax Date, or withhold an amount of cash which would otherwise be payable to a holder, in either case equal to the amount necessary to satisfy any such obligation, (D) a cash payment to the Company by a broker-dealer acceptable to the Company to whom the holder has submitted an irrevocable notice of exercise (in the case of a Stock Option) or an irrevocable notice of sale (in the case of a Stock Award), (E) any other method of payment permitted by the Committee and applicable law, or (F) by a combination of the foregoing, in each case to the extent set forth in the Agreement relating to an award. Shares of Common Stock to be delivered or withheld may not have an aggregate Fair Market Value in excess of the amount determined by applying the minimum statutory withholding rate (or, if permitted by the Company, such other rate as will not cause adverse accounting consequences under the accounting rules then in effect, and is permitted under applicable IRS withholding rules). Any fraction of a share of Common Stock which would be required to satisfy such an obligation shall be disregarded and the remaining amount due shall be paid in cash by the holder.

5.6.

Restrictions on Shares. Each award made hereunder shall be subject to the requirement that if at any time the Company determines that the listing, registration or qualification of the shares of Common Stock subject to such award upon any securities exchange or under any law, or the consent or approval of any governmental body, or the taking of any other action is necessary or desirable as a condition of, or in connection with, the vesting, exercise or settlement of such award or the delivery of shares thereunder, such award shall not vest, be exercised or settled and such shares shall not be delivered unless such listing, registration, qualification, consent, approval or other action shall have been effected or obtained, free of any conditions not acceptable to the Company. In addition, the Committee may condition the grant of an award on compliance with certain listing, registration or other qualifications applicable to the award under any law or any obligation to obtain the consent or approval of a governmental body. The Company may require that certificates or other indicia of ownership evidencing shares

B-12  |  The Western Union Company

of Common Stock delivered pursuant to any award made hereunder bear a legend indicating that the sale, transfer or other disposition thereof by the holder is prohibited except in compliance with the Securities Act of 1933, as amended, and the rules and regulations thereunder.

5.7.

Adjustment. In the event of any equity restructuring (within the meaning of Financial Accounting Standards Board Accounting Standards Codification Topic 718, Compensation—Stock Compensation or any successor or replacement accounting standard) that causes the per share value of shares of Common Stock to change, such as a stock dividend, stock split, spinoff, rights offering or recapitalization through an extraordinary cash dividend, the number and class of securities available under this Plan, the terms of each outstanding Stock Option and SAR (including the number and class of securities subject to each outstanding Stock Option or SAR and the purchase price or base price per share), the terms of each outstanding Stock Award (including the number and class of securities subject thereto), and the terms of each outstanding Performance Award (including the number and class of securities subject thereto, if applicable) shall be appropriately adjusted by the Committee, such adjustments to be made in the case of outstanding Stock Options and SARs in accordance with Section 409A of the Code. In the event of any other change in corporate capitalization, including a merger, consolidation, reorganization, or partial or complete liquidation of the Company, such equitable adjustments described in the foregoing sentence may be made as determined to be appropriate and equitable by the Committee to prevent dilution or enlargement of rights of participants. In either case, the decision of the Committee regarding any such adjustment shall be final, binding and conclusive.

5.8.

Change in Control

(a)

Assumption or Substitution of Certain Awards. Unless otherwise provided in an Agreement or an award holder’s effective employment, change in control, severance or other similar agreement in effect on the date of grant of the appliable award, in the event of a Change in Control in which the successor company assumes the applicable award or substitutes a replacement award for the applicable award, if an award holder’s employment is terminated by the Company without Cause (or otherwise terminates for an eligible reason according to the terms of any Company severance policy applicable to the holder as of the effective date of a Change in Control) during the period commencing as of the effective date of the Change in Control and ending twenty-four months after the effective date of the Change in Control, then effective on the holder’s date of termination of employment (i) each outstanding Stock Option and SAR held by such holder shall become fully vested and exercisable, (ii) the Restriction Period applicable to each outstanding award held by such holder shall lapse, and (iii) Performance Awards shall vest or become exercisable or payable in accordance with the applicable Agreements; provided, however, that awards that provide for a deferral of compensation within the meaning of Section 409A of the Code shall be settled in accordance with the applicable Agreements, subject to the terms of the Plan and Section 409A of the Code. Notwithstanding any provision of this Plan to the contrary, each Stock Option or SAR granted to such holder shall remain exercisable by the holder (or his or her legal representative or similar person) until the earlier of (y) the date that ends on the later of (1) one-year following the award holder’s termination of employment under this section, (2) the expiration of the applicable post-termination exercise period set forth in the applicable Agreement, (3) the expiration of any post-termination exercise period mandated by local statute, or (4) if an award holder is subject to a severance policy as of the effective date of a Change in Control, the end of the severance period applicable to the holder under such severance policy, or (z) the expiration date of the term of the Stock Option or SAR.

(b)

Awards Not Assumed or Substituted. Subject to the terms of the applicable Agreements, in the event of a Change in Control in which the awards are not effectively assumed or substituted in accordance with Section 5.8(a), the Board, as constituted prior to the Change in Control, may, in its discretion:

(i)	require that (w) some or all outstanding Stock Options and SARs shall become exercisable in full or in part, (x) the Restriction Period applicable to some or all outstanding Stock Awards shall lapse in full or in part, (y) the Performance Period applicable to some or all outstanding awards shall lapse in full or in part, and/ or (z) the Performance Measures applicable to some or all outstanding awards shall be deemed to be satisfied at the target, maximum or any other level;
(ii)	require that shares of capital stock of the corporation resulting from or succeeding to the business of the Company pursuant to such Change in Control, or a parent corporation thereof, be substituted for some or all of the shares of Common Stock subject to an outstanding award, with an appropriate and equitable adjustment to such award as determined by the Board in accordance with Section 5.7; and/or
(iii)

require outstanding awards, in whole or in part, to be surrendered to the Company by the holder, and to be immediately cancelled by the Company, and to provide for the holder to receive (x) a cash payment or other property in an amount equal to (1) in the case of a Stock Option or an SAR, the aggregate number of shares of Common Stock then subject to the portion of such Stock Option or SAR surrendered, whether or not

2024 Proxy Statement  |  B-13

vested or exercisable, multiplied by the excess, if any, of the Fair Market Value of a share of Common Stock as of the date of the Change in Control, over the purchase price or base price per share of Common Stock subject to such Stock Option or SAR, (2) in the case of a Stock Award or a Performance Award denominated in shares of Common Stock, the number of shares of Common Stock then subject to the portion of such award surrendered to the extent the Performance Measures applicable to such award have been satisfied or are deemed satisfied pursuant to Section 5.8(b)(i), whether or not vested, multiplied by the Fair Market Value of a share of Common Stock as of the date of the Change in Control, and (3) in the case of a Performance Award denominated in cash, the value of the Performance Award then subject to the portion of such award surrendered to the extent the Performance Measures applicable to such award have been satisfied or are deemed satisfied pursuant to Section 5.8(b)(i); (ii) shares of capital stock of the corporation resulting from or succeeding to the business of the Company pursuant to such Change in Control, or a parent corporation thereof, having a fair market value not less than the amount determined under clause (x) above; or (iii) a combination of the payment of cash or other property pursuant to clause (x) above and the issuance of shares pursuant to clause (y) above.

5.9.

Deferrals. The Committee may determine that the delivery of shares of Common Stock or the payment of cash, or a combination thereof, upon the exercise or settlement of all or a portion of any award (other than awards of Incentive Stock Options, Nonqualified Stock Options and SARs) made hereunder shall be deferred, or the Committee may, in its sole discretion, approve deferral elections made by holders of awards. Deferrals shall be for such periods and upon such terms as the Committee may determine in its sole discretion, subject to the requirements of Section 409A of the Code.

5.10.

No Right of Participation or Employment. No person shall have any right to participate in this Plan. Neither this Plan nor any award made hereunder shall confer upon any person any right to continued employment by or service with the Company or affect in any manner the right of the Company to terminate the employment of any person at any time without liability hereunder.

5.11.

Rights as Stockholder. No person shall have any right as a stockholder of the Company with respect to any shares of Common Stock or other equity security of the Company which is subject to an award hereunder unless and until such person becomes a stockholder of record with respect to such shares of Common Stock or equity security.

5.12.

Designation of Beneficiary. If permitted by the Committee, the holder of an award may file with the Committee a written designation of one or more persons as such holder’s beneficiary or beneficiaries (both primary and contingent) in the event of the holder’s death. To the extent an outstanding Stock Option or SAR granted hereunder is exercisable, such beneficiary or beneficiaries shall be entitled to exercise such Stock Option or SAR to the extent permitted under local law. Each beneficiary designation shall become effective only when filed in writing with the Committee during the holder’s lifetime on a form prescribed by the Committee. The spouse of a married holder domiciled in a community property jurisdiction shall join in any designation of a beneficiary other than such spouse. The filing with the Committee of a new beneficiary designation shall cancel all previously filed beneficiary designations. If a holder fails to designate a beneficiary, or if all designated beneficiaries of a holder predecease the holder, then each outstanding award hereunder held by such holder, to the extent exercisable, may be exercised by such holder’s executor, administrator, legal representative or similar person.

5.13.

Governing Law. This Plan, each award hereunder and the related Agreement, and all determinations made and actions taken pursuant thereto, to the extent not otherwise governed by the Code or the laws of the United States, shall be governed by the laws of the State of Delaware and construed in accordance therewith without giving effect to principles of conflicts of laws.

5.14.

Foreign Employees. The Committee may adopt, amend or rescind rules, procedures or sub-plans relating to the operation and administration of the Plan to accommodate the specific requirements of local laws and procedures and to foster and promote achievement of the purposes of this Plan. Without limiting the generality of the foregoing, the Committee is specifically authorized to adopt rules, procedures and sub-plans with provisions that limit or modify rights on death, disability or retirement or on termination of employment; available methods of exercise or settlement of an award; payment of income, social insurance contributions and payroll taxes; the withholding procedures and handling of any stock certificates or other indicia of ownership which vary with local requirements. The Committee may also adopt rules, procedures or sub-plans applicable to particular Subsidiaries, Affiliates or locations. The rules of such sub-plans may take precedence over other provisions of this Plan, with the exception of Sections 1.5 and 5.2, but unless otherwise superseded by the terms of such sub-plan, the provisions of this Plan shall govern the operation of such sub-plan.

B-14  |  The Western Union Company

5.15.

Termination of Employment or Service. Unless otherwise determined by the Committee, an award holder employed by or providing service to an entity that is a Subsidiary or an Affiliate under this Plan shall be deemed to have terminated employment with or service to the Company for purposes of this Plan on the date that such entity ceases to be a Subsidiary or an Affiliate hereunder.

5.16.

Code Section 409A. Notwithstanding anything in this Plan to the contrary (for purposes of this Section 5.16, “Plan” shall include all Agreements under the Plan), the Plan will be construed, administered or deemed amended as necessary to comply with the requirements of Section 409A of the Code to avoid taxation under Section 409A(a)(1) of the Code to the extent subject to Section 409A of the Code. The Committee, in its sole discretion, shall determine the requirements of Section 409A of the Code applicable to the Plan and shall interpret the terms of the Plan consistently therewith. Under no circumstances, however, shall the Company or any Subsidiary or Affiliate or any of its or their employees, officers, directors, service providers or agents have any liability to any person for any taxes, penalties or interest due on amounts paid or payable under the Plan, including any taxes, penalties or interest imposed under Section 409A of the Code. Any payments to award holders pursuant to this Plan are also intended to be exempt from Section 409A of the Code to the maximum extent possible, first, to the extent such payments are scheduled to be paid and are in fact paid during the short-term deferral period, as short-term deferrals pursuant to Treasury regulation §1.409A-1(b)(4), and then, if applicable, under the separation pay exemption pursuant to Treasury regulation §1.409A-1(b)(9)(iii), and for this purpose each payment shall be considered a separate payment such that the determination of whether a payment qualifies as a short-term deferral shall be made without regard to whether other payments so qualify and the determination of whether a payment qualifies under the separation pay exemption shall be made without regard to any payments which qualify as short-term deferrals. To the extent any amounts under this Plan are payable by reference to an award holder’s “termination of employment,” such term shall be deemed to refer to the award holder’s “separation from service,” within the meaning of Section 409A of the Code. Notwithstanding any other provision in this Plan, if an award holder is a “specified employee,” as defined in Section 409A of the Code, as of the date of the award holder’s separation from service, then to the extent any amount payable under this Plan (i) constitutes the payment of nonqualified deferred compensation, within the meaning of Section 409A of the Code, (ii) is payable upon the award holder’s separation from service and (iii) under the terms of this Plan would be payable prior to the six-month anniversary of the award holder’s separation from service, such payment shall be delayed until the earlier to occur of (a) the six-month anniversary of the separation from service or (b) the date of the award holder’s death.

5.17.

Awards Subject to Clawback. Except to the extent prohibited by law, the awards granted under this Plan and any cash payment or Common Stock delivered pursuant to an award are subject to forfeiture, recovery by the Company or other action pursuant to the applicable Agreement or any clawback or recoupment policy which the Company may adopt from time to time, including without limitation the Company’s Misconduct Clawback and Forfeiture Policy, the Company’s Dodd-Frank Clawback and Forfeiture Policy, and any other policy which the Company may be required to adopt under applicable law or listing standards.

2024 Proxy Statement  |  B-15

Western Union

Shareowner Services
P.O. Box 64945
St. Paul, MN 55164-0945

Address Change? Mark box, sign, and indicate changes below: ☐

TO VOTE BY INTERNET OR TELEPHONE, SEE REVERSE SIDE OF THIS PROXY CARD.

FPO

TO VOTE BY MAIL AS THE BOARD OF DIRECTORS RECOMMENDS ON ALL ITEMS BELOW, SIMPLY SIGN, DATE, AND RETURN THIS PROXY CARD.

The Board of Directors Recommends a Vote FOR the election of each director nominee and FOR Items 2, 3 and 4.

Election of directors:

	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
1a. Julie M. Cameron-Doe	☐	☐	☐	**1g.** Michael A. Miles, Jr.	☐	☐	☐
1b. Martin I. Cole	☐	☐	☐	**1h.** Timothy P. Murphy	☐	☐	☐

Please fold here – Do not separate

	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
1c. Suzette M. Deering	☐	☐	☐	**1i.** Jan Siegmund	☐	☐	☐
1d. Betsy D. Holden	☐	☐	☐	**1j.** Angela A. Sun	☐	☐	☐
1e. Jeffrey A. Joerres	☐	☐	☐	**1k.** Solomon D. Trujillo	☐	☐	☐
1f. Devin B. McGranahan	☐	☐	☐				

Other Matters:

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED FOR THE ELECTION OF EACH DIRECTOR NOMINEE AND FOR ITEMS 2, 3 AND 4. For shares held in The Western Union Company Incentive Savings Plan (the Plan), the Plan's Trustee will vote the shares as directed. If no direction is given on how to vote the shares to the Trustee by mail on or before May 14, 2024 or by Internet or phone by 11:59 p.m. (EDT) on May 14, 2024, the Plan's Trustee will vote your shares held in the Plan in the same proportion as the shares for which it receives instructions from all other participants in the Plan.

Date ______________________________

Signature(s) in Box

Please sign exactly as your name(s) appears on the Proxy. If held in joint tenancy, all persons should sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the Proxy.

THE WESTERN UNION COMPANY

ANNUAL MEETING OF STOCKHOLDERS

May 17, 2024
8:00 a.m. (MDT)

The Western Union Company Corporate Headquarters
7001 East Belleview Avenue
Denver, Colorado 80237

proxy

This proxy is solicited by the Board of Directors for use at the Annual Meeting on May 17, 2024.

The shares of stock you hold in your account or in a dividend reinvestment account will be voted as you specify on the reverse side.

If no choice is specified, the proxy will be voted "FOR" the election of each director nominee and "FOR" Items 2, 3 and 4.

By signing the proxy, you revoke all prior proxies and appoint Devin McGranahan and Darren Dragovich, and each of them with full power of substitution, to vote your shares on the matters shown on the reverse side and any other matters which may come before the Annual Meeting and all adjournments and postponements thereof.

Vote by Internet, Telephone or Mail
24 Hours a Day, 7 Days a Week

Your phone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

INTERNET
www.proxypush.com/wu
Use the Internet to vote your proxy until 11:59 p.m. (EDT) on May 16, 2024. Scan the QR code on front for mobile voting.

PHONE
1-866-883-3382
Use a touch-tone telephone to vote your proxy until 11:59 p.m. (EDT) on May 16, 2024.

MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope provided in time to be received by May 16, 2024.

If you vote your proxy by Internet or by Telephone, you do NOT need to mail back your Proxy Card.